Filed Pursuant to Rule 485(b)

Registration No. 2-71299

811-3153

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 127	☒

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 133	☒

RUSSELL INVESTMENT COMPANY

(Exact Name of Registrant as Specified in Charter)

909 A Street, Tacoma, Washington	98402
(Address of Principal Executive Office)	(ZIP Code)

Registrant’s Telephone Number, including area code: 253/627-7001

Mary Beth Rhoden, Associate Counsel Russell Investment Company 909 A Street Tacoma, Washington 98402 253-439-4846	John V. O’Hanlon, Esq. Dechert LLP 200 Clarendon Street, 27th Floor Boston, Massachusetts 02116 617-728-7100

(Name and Address of Agent for Service)

Approximate date of commencement of proposed public offering: As soon as practical after the effective date of the Registration Statement.

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)

☒	on November 18, 2009, pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	on , pursuant to paragraph (a)(1)

☐	75 days after filing pursuant to paragraph (a)(2)

☐	on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS

Russell Funds

PROSPECTUS DATED NOVEMBER 18, 2009

FUND	SHARE CLASS

Russell Money Market Fund	A, S, Y

As with all mutual funds, the Securities and Exchange Commission has neither determined that the information in this Prospectus is accurate or complete, nor approved or disapproved of these securities. It is a criminal offense to state otherwise.	909 A Street Tacoma, Washington 98402 800-787-7354

RISK/RETURN SUMMARY

Investment Objective, Principal Investment Strategies and Principal Risks

The following is a summary of the principal investment strategies and principal risks of the Russell Money Market Fund (the “Fund”). A complete discussion of the Fund’s principal investment strategies and principal risks is included later in this Prospectus.

The Fund has a non-fundamental investment objective. A non-fundamental investment objective may be changed by the Board of Trustees (“Board”) of the Fund without shareholder approval. If the Fund’s investment objective is changed, the Prospectus will be supplemented to reflect the new investment objective. To the extent that there is a material change in the Fund’s investment objective, shareholders will be provided with reasonable notice.

RUSSELL MONEY MARKET FUND

Non-Fundamental Investment Objective

Seeks to preserve principal and provide liquidity and current income.

Principal Investment Strategies

The Fund concentrates its investments in a portfolio of high quality money market securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities maturing within 397 days or less; however variable rate securities may have longer maturities. The dollar-weighted average maturity of the Fund’s portfolio is 60 days or less.

The Fund enters into repurchase agreements collateralized by U.S. government or agency obligations and invests in variable rate demand notes, generally municipal debt obligations, that are supported by credit and liquidity enhancements from U.S. government agencies or instrumentalities. The Fund may also invest in debt securities that are guaranteed under the Federal Deposit Insurance Corporation’s (“FDIC”) Temporary Liquidity Guarantee Program (“TLGP”) or other similar current or future government programs.

The Fund seeks to achieve its objective by active security selection consistent with its daily assessment of market liquidity and market and credit risks.

The Fund seeks to maintain a net asset value of $1.00 per share, although it is possible to lose money by investing in the Fund.

Please refer to the “Investment Objective and Investment Strategies” section later in this Prospectus for further details.

Principal Risks

An investment in the Fund, like any investment, has risks. The principal risks of investing in the Fund are those associated with investing in fixed-income securities (including government issued or guaranteed securities, U.S. government securities, municipal obligations and money market securities), repurchase agreements, active security selection, the maintenance of a stable $1.00 net asset value, government intervention in financial markets, possible large redemptions and subscriptions and industry concentration.

Prices of fixed-income securities rise and fall in response to interest rate changes. Fixed-income securities may also be downgraded in credit rating or go into default.

Municipal obligations are effected by economic, business or political developments and may be subject to provisions of litigation, bankruptcy and other laws affecting the rights and remedies of creditors.

Repurchase agreements are subject to default risk.

Volatile financial markets can result in greater market and liquidity risk and to potential difficulty in valuing portfolio instruments.

The market for certain investments may become illiquid under adverse or volatile market or economic conditions, making those investments difficult to sell. The market price of certain investments may fall dramatically if there is no liquid trading market.

There is no assurance that the Fund will maintain a net asset value of $1.00 per share on a continuous basis, and it is possible to lose money by investing in the Fund.

Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective.

Large redemption activity could result in the Fund being forced to sell portfolio securities at a loss to meet these redemptions. Additionally, in a rising interest rate environment, large redemptions in fixed income funds may result in a lower yield for those funds. Likewise, if interest rates are decreasing, large subscription activity may result in the Fund having a lower yield.

By concentrating its investments in U.S. government securities, the Fund carries a much greater sensitivity to adverse developments affecting such securities than a fund that invests in a wide variety of securities and industries.

Please refer to the “Risks” section later in this Prospectus for further details.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Performance

The following bar chart illustrates the risks of investing in the Fund by showing how the performance of the Fund’s Class S Shares varies from year to year over a 10-year period. The returns for the Class A and Class Y Shares offered by this Prospectus may be lower than the returns shown in the bar chart, depending upon the fees and expenses of those Classes. The highest and lowest returns for a full quarter during the periods shown in the bar chart for the Fund’s Class S Shares are set forth below the bar chart.

The table accompanying the bar chart further illustrates the risks of investing in the Fund by showing the Fund’s average annual returns for 1, 5 and 10 years.

Past performance is no indication of future results.

Russell Money Market Fund*

Annual Total Returns

(for the years ended December 31)

Class S

Best Quarter:    1.67% (3Q/00)

Worst Quarter:    0.25% (3Q/03)

Year-to-Date as of 9/30/09:    0.25%

Average annual total returns for the periods ended December 31, 2008	1 Year	5 Years	10 Years

Class A Shares**	2.83%	3.47%	3.60%

Class S Shares	2.93%	3.56%	3.65%

Class Y Shares***	2.93%	3.56%	3.65%

*	Effective November 18, 2009, the Russell Money Market Fund changed its investment objective from seeking to maximize current income while preserving capital and liquidity to its current investment objective and changed its investment strategies. The new investment objective and strategies will result in lower yield, and the Fund’s future performance will be lower than it would have been had the objective and strategies not changed. The returns shown above reflect returns resulting from the Fund’s previous investment objective and strategies.
**	The Fund first issued Class A Shares on April 21, 2003. The returns shown for Class A Shares prior to that date are the returns of the Fund’s Class S Shares and do not reflect deduction of the Rule 12b-1 distribution fees that apply to Class A Shares. Had they done so, the returns shown for that period would have been lower.
***	No Class Y Shares were outstanding during the periods shown. The returns shown for Class Y Shares are the returns of the Fund’s Class S Shares. Class Y Shares will have substantially similar annual returns as the Class S Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class Y Shares do not have the same expenses as the Class S Shares.

To obtain current yield information, please call 1-800-787-7354.

Fees and Expenses

The following tables describe the fees and expenses that you may pay if you buy and hold Shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed on Purchases	Maximum Sales Charge (Load) Imposed on Reinvested Dividends	Maximum Deferred Sales Charge (Load)	Redemption Fees*	Exchange Fees
Classes A, S and Y	None	None	None	None	None

*	The Fund may charge a fee to cover the cost of sending a wire transfer for redemptions, and your bank may charge an additional fee to receive the wire. For more information, please refer to the section “Payment of Redemption Proceeds.”

Annual Fund Operating Expenses#

(expenses that are deducted from Fund assets)

(% of net assets)

	Advisory Fee	Distribution (12b-1) Fees**	Other Expenses##	Total Annual Fund Operating Expenses##	Less Fee Waivers and Expense Reimbursements###	Net Annual Fund Operating Expenses##
Class A*	0.20%	0.10%	0.33%	0.63%	(0.16)%	0.47%
Class S*	0.20%	0.00%	0.33%	0.53%	(0.27)%	0.26%
Class Y*	0.20%	0.00%	0.15%	0.35%	(0.15)%	0.20%

*	“Other Expenses” includes an administrative fee of 0.05% of average daily net assets. Class Y Shares currently have no assets and expenses have been estimated.

**	Under the distribution plan, Class A Shares of the Russell Money Market Fund pay distribution fees of up to 0.15% of average daily new assets annually for the sale and distribution of Class A Shares. However, distribution fees are estimated to be 0.10% of average daily net assets annually for the sale and distribution of Class A Shares for the fiscal year ending October 31, 2009.

#	If you purchase Shares through a Financial Intermediary, such as a bank or an investment adviser, you may also pay additional fees to the intermediary for services provided by the intermediary. You should contact your Financial Intermediary for information concerning what additional fees, if any, will be charged.

Pursuant to the rules of the Financial Industry Regulatory Authority (“FINRA”), the aggregate initial sales charges, deferred sales charges and asset-based sales charges on Class A Shares of the Fund may not exceed 7.25%, respectively, of total gross sales, subject to certain exclusions. These limitations are imposed at the class level on each Class of Shares of each Fund rather than on a per shareholder basis. Therefore, long-term shareholders of Class A Shares may pay more than the economic equivalent of the maximum sales charges permitted by FINRA.

##	Expense Restatements. “Other Expenses,” “Total Annual Fund Operating Expenses” and “Net Annual Fund Operating Expenses” for Class A and Class S Shares have been restated to reflect lower assets under management and expenses expected to be incurred for the fiscal year ending October 31, 2009. For Class A and Class S Shares, “Other Expenses,” “Total Annual Fund Operating Expenses” and “Net Annual Fund Operating Expenses” have been restated to remove the effect of non-contractual waivers that were in effect for the fiscal year ending October 31, 2008.

###	RIMCo has contractually agreed, until February 28, 2011, to waive 0.15% of its 0.20% advisory fee. This waiver may not be terminated during the relevant period except at the Board’s discretion.

In addition to the above waivers, RFSC has contractually agreed, until February 28, 2011, to waive a portion of its transfer agency fees as follows:

Russell Money Market—Class A	0.01%
Russell Money Market—Class S	0.12%

The foregoing waivers may not be terminated during the relevant period except at the Board’s discretion.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes your investment has a 5% return each year and that operating expenses remain the same. The calculation of costs for the one year period takes into account the effect of any current contractual fee waivers and/or reimbursements. The calculation of costs for the three, five and ten year periods takes such fee waivers and/or reimbursements into account only for the first year of the periods.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$48	$185	$335	$771
Class S	$27	$143	$270	$641
Class Y	$20	$97	$181	$428

MANAGEMENT OF THE FUND

The Fund’s investment adviser is RIMCo, 909 A Street, Tacoma, Washington 98402. RIMCo pioneered the “multi-style, multi-manager” investment method in mutual funds and, as of December 31, 2008, managed over $29.1 billion in 48 mutual fund portfolios. RIMCo, a wholly-owned subsidiary of Frank Russell Company (“Russell”), was established in 1982 to serve as the investment management arm of Russell. Russell is a subsidiary of The Northwestern Mutual Life Insurance Company. Founded in 1857, Northwestern Mutual is a mutual insurance company headquartered in Milwaukee, Wisconsin.

The Fund’s administrator and transfer agent is Russell Fund Services Company (“RFSC”), a wholly-owned subsidiary of RIMCo.

The Russell Investment Company (“RIC”) funds (“RIC Funds”) are offered through certain banks (including bank trust departments), registered investment advisers, broker-dealers and other financial services organizations that have been selected by the Fund’s adviser or Russell Financial Services, Inc. (the “Distributor”) (“Financial Intermediaries”).

Russell was founded in 1936 and has been providing comprehensive asset management consulting services for over 30 years to institutional investors, principally large corporate employee benefit plans. Russell provides RIMCo and the RIC Funds with the money manager research services that it provides to its other clients. The Fund does not compensate Russell for these services.

The Fund conducts its business through a number of service providers who act on its behalf. RFSC, in its capacity as the Fund’s administrator, provides or oversees the provision of all administration services for the Fund. The Fund’s custodian, State Street Bank, maintains custody of all of the Fund’s assets. RFSC, in its capacity as the Fund’s transfer agent, is responsible for maintaining the Fund’s shareholder records and carrying out shareholder transactions. When the Fund acts in one of these areas, it does so through the service provider responsible for that area.

RIMCo provides or oversees the provision of all investment advisory and portfolio management services for the Fund, including developing the investment program for the Fund.

In the last fiscal year, the aggregate annual rate of advisory fees paid to RIMCo monthly on a pro rata basis as a percentage of average daily net assets was 0.05%.

A discussion regarding the basis for the Board’s approval of the investment advisory contract between RIMCo and the Fund is available in the Fund’s semi-annual report to shareholders covering the period ended April 30, 2009.

INVESTMENT OBJECTIVE AND INVESTMENT STRATEGIES

The Fund has a non-fundamental investment objective as noted below. A non-fundamental investment objective may be changed by the Board of the Fund without shareholder approval. If the Fund’s investment objective is changed, the Prospectus will be supplemented to reflect the new investment objective. To the extent that there is a material change in the Fund’s investment objective, shareholders will be provided with reasonable notice.

The Board may, if it deems appropriate to do so, authorize the liquidation or merger of the Fund without shareholder approval. Unless Fund Shares are held in a tax-deferred account, a Fund liquidation may result in a taxable event for shareholders of the liquidated Fund.

Most of the securities and investment strategies listed below are discretionary, which means that RIMCo may or may not use them. This Prospectus does not describe all of the various types of securities and investment strategies that may be used by the Fund. The Fund may invest in other types of securities that are not described in this Prospectus. Such securities and investment strategies may subject the Fund to additional risks. Please see the Statement of Additional Information for additional information about the securities and investment strategies described in this Prospectus and about additional securities and investment strategies that may be used by the Fund.

Unless otherwise stated, all percentage and credit quality limitations on Fund investments listed in this Prospectus apply at the time of investment. There would be no violation of any of these limitations unless an excess or deficiency exists immediately after and as a result of an investment.

RUSSELL MONEY MARKET FUND

Non-Fundamental Investment Objective

Seeks to preserve principal and provide liquidity and current income.

Principal Investment Strategies

The Fund concentrates its investments in a portfolio of high quality money market securities issued or guaranteed by the U.S. government, its agencies or instrumentalities maturing within 397 days or less; however variable rate securities may have longer maturities. U.S. government securities are high quality instruments issued or guaranteed as to principal or interest by the U.S. Treasury or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of the U.S. government. Some are backed by the right of the issuer to borrow from the U.S. Treasury; others are backed by discretionary authority of the U.S. government to purchase the agencies’ obligations; while others are supported by only the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the U.S. government, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. U.S. government agencies or instrumentalities that issue or guarantee securities include, among others, the U.S. Treasury, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, the Farm Credit Banks and the Federal Home Loan Bank.

The Fund’s investments may include adjustable rate securities whose rates are tied to appropriate money market indexes and are reset periodically. The dollar weighted average maturity of the Fund’s portfolio is 60 days or less.

The types of U.S. government obligations the Fund may purchase include:

(1)	a variety of U.S. Treasury obligations backed by the full faith and credit of the U.S. government which differ only in their interest rates, maturities and times of issuance, including:

(a)	U.S. Treasury bills that at time of issuance have maturities of one year or less, and

(b)	U.S. Treasury notes and U.S. Treasury bonds with remaining maturities of 13 months if fixed rate and 24 months if variable rate (so long as the variable rate is readjusted no less frequently than every 762 days and the next readjustment date is within 397 days);

(2)	obligations issued or guaranteed by the U.S. government or any of its agencies or instrumentalities and supported by any of the following:

(a)	the full faith and credit of the U.S. Treasury (such as Government National Mortgage Association participation certificates),

(b)	the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury,

(c)	discretionary authority of the U.S. government agency or instrumentality, or

(d)	the credit of the agency or instrumentality.

The Fund enters into repurchase agreements collateralized by U.S. government or agency obligations. A repurchase agreement is an agreement under which the Fund acquires a fixed income security from a commercial bank, broker or dealer and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally the next business day).

The Fund invests in variable rate demand notes, generally municipal debt instruments, that are supported by credit and liquidity enhancements from U.S. government agencies or instrumentalities. These are obligations with a “put” right, obligating the provider of the put to buy the security within a specified time and at an agreed upon price.

The Fund may also invest in: (i) debt securities that are guaranteed under the Federal Deposit Insurance Corporation’s (“FDIC”) Temporary Liquidity Guarantee Program (“TLGP”) or other similar current or future government programs. Under the TLGP, the FDIC guarantees, with the full faith and credit of the U.S. government, the payment of principal and interest on senior unsecured debt issued by entities eligible to participate in the TLGP, which generally include FDIC-insured depository institutions, U.S. bank holding companies or financial holding companies and certain U.S. savings and loan holding companies and (ii) asset backed commercial paper issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, such as Straight-A Funding student loan program.

Because the Fund may be 100% invested in securities of the U.S. government or any of its agencies or instrumentalities, the Fund’s return may be less than a fund which can invest without limitation in all types of securities.

The Fund seeks to achieve its objective by active security selection consistent with its daily assessment of market liquidity and market and credit risks. This approach begins with a broad review of the economic and political environment. Interest rate forecasts of the investment community and Federal Reserve policy are analyzed to develop an expectation for interest rate trends. Within this framework, the Fund identifies individual securities for investment.

The Fund is a stable value fund and generally pursues a “buy and hold” strategy. However, the Fund may sell securities as a result of changes in creditworthiness of the issuer of those securities, to change the characteristics of the portfolio (e.g., its dollar weighted average maturity), to increase the Fund’s market-based net asset value, to comply with Rule 2a-7 under the Investment Company Act of 1940 or to create liquidity to meet redemptions.

The Fund seeks to maintain a net asset value of $1.00 per share, although it is possible to lose money by investing in the Fund.

RISKS

An investment in the Fund, like any investment, has risks. The value of the Fund fluctuates and you could lose money. A description of the types of principal risks the Fund is subject to can be found below. Please refer to the Fund’s Statement of Additional Information for an additional discussion of risks associated with types of securities held by the Fund and the investment practices employed by the Fund.

Security Selection and Management Risk

The Fund is subject to management risk because it is an actively managed investment portfolio. The securities chosen by RIMCo to be in the Fund’s portfolio may decline in value. Security selection risk may cause the Fund to underperform other funds with similar investment objectives and investment strategies. Despite the Fund’s strategies to achieve positive investment returns regardless of general market conditions, the values of the Fund’s investments will change with market conditions, and so will the value of any investment in the Fund. Investment in the Fund could be lost or the Fund could underperform other investments.

Fixed Income Securities

Fixed income securities are subject to interest rate risk. Prices of fixed income securities rise and fall in response to interest rate changes. Generally, when interest rates rise, prices of fixed income securities fall. Expectations of higher inflation generally cause interest rates to rise. The longer the duration of the security, the more sensitive the security is to this risk. A 1% increase in interest rates would reduce the value of a $100 note by approximately one dollar if it had a one-year duration. Fixed income securities may be downgraded in credit rating.

Fixed income securities are also subject to credit risk and the risk of default. The Fund could lose money if the issuer or guarantor of a fixed income security is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Fixed income securities may be downgraded in credit rating or go into default. While all fixed income securities are subject to credit risk, lower-rated bonds, and bonds with longer final maturities, generally have higher credit risks and higher risk of default.

•	Government Issued or Guaranteed Securities, U.S. Government Securities

Bonds guaranteed by a government are subject to inflation risk and price depreciation risk. No assurance can be given that the U.S. government will provide financial support to certain U.S. government agencies or instrumentalities since it is not obligated to do so by law. Accordingly, bonds issued by U.S. government agencies or instrumentalities may involve risk of loss of principal and interest. These risks could result in losses to the Fund.

•	Municipal Obligations

Municipal obligations are affected by economic, business or political developments. These securities may be subject to provisions of litigation, bankruptcy and other laws affecting the rights and remedies of creditors, or may become subject to future laws extending the time for payment of principal and/or interest, or limiting the rights of municipalities to levy taxes.

•	Money Market Securities (including commercial paper and bank instruments)

Prices of money market securities rise and fall in response to interest rate changes. Generally, when interest rates rise, prices of money market securities fall. Money market securities are also subject to reinvestment risk. As interest rates decline, the Fund’s dividends (income) may decline because the Fund must then invest in lower-yielding instruments. There is also a risk that money market securities will be downgraded in credit rating or go into default. Lower-rated securities, and securities with longer final maturities, generally have higher credit risks.

•	Debt Securities Guaranteed Pursuant to Government Guarantees

The TLGP guarantee presently extends through the earlier of the maturity date of the debt or June 30, 2012. This guarantee does not extend to shares of the Fund itself. FDIC-guaranteed debt is still subject to interest rate and securities selection risk. The terms of other government guarantee programs may differ.

•	Stable $1.00 Net Asset Value Risk

There is no assurance that the Fund will maintain a net asset value of $1.00 per share on a continuous basis and it is possible to lose money by investing in the Fund.

•	Credit and Liquidity Enhancements

U.S. government agencies or instrumentalities may issue credit and/or liquidity enhancements, including letters of credit for certain securities held by the Fund. Liquidity enhancements may be used to shorten the maturity of the debt obligation through a demand feature. Adverse changes in a guarantor’s credit quality if contemporaneous with adverse changes in the guaranteed security could cause losses and may affect the Fund’s net asset value. The use of credit and liquidity enhancements exposes the Fund to counterparty risk, which is the risk that the entity issuing the credit and/or liquidity enhancement may not be able to honor its financial commitments.

•	Repurchase Agreements

The use of repurchase agreements involves certain risks. One risk is the seller’s ability to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, the Fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under bankruptcy laws, the disposition of the collateral may be delayed or limited. For example, if the other party to the agreement becomes insolvent and subject to liquidation or reorganization under bankruptcy or other laws, a court may determine that the underlying securities are collateral for a loan by the Fund not within its control and therefore the realization by the Fund on such collateral may be automatically stayed. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying securities and may be deemed an unsecured creditor of the other party to the agreement.

Liquidity Risk

Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer or a security’s underlying collateral. In such cases, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities or instruments, the Fund may be unable to achieve its desired level of exposure to a certain sector. Also, the market price of certain investments may fall dramatically if there is no liquid trading market. Additionally, fixed income securities can become difficult to sell, or less liquid, for a variety of reasons, such as lack of a liquid trading market.

Market Volatility

Financial markets have recently exhibited substantial instability and volatility. Volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. RIC has established procedures to value instruments for which market prices may not be readily available. RIMCo will monitor developments in financial markets and seek to manage the Fund in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so.

Government Intervention in Financial Markets

Recent instability in the financial markets has led the U.S. government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Fund’s portfolio holdings.

Large Redemptions and Subscriptions

Large redemption activity could result in the Fund being forced to sell portfolio securities at a loss to meet these redemptions. Additionally, in a rising interest rate environment, large redemptions may result in a lower yield for the Fund as shorter term, higher yielding investments are sold to meet those redemptions, leaving longer duration, lower yielding assets in the Fund. Likewise, if interest rates are decreasing, large subscription activity may result in the Fund having a lower yield as this new money is invested at lower interest rates than the rest of the portfolio.

Industry Concentration Risk

Problems affecting a particular industry in which the Fund invests more than 25% of its assets may impact the Fund to a greater degree than a fund that invests in a more diversified portfolio of securities. The Fund concentrates its investments in U.S. government securities, including U.S. Treasury obligations and obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities. By concentrating its investments in U.S. government securities, the Fund carries a much greater sensitivity to adverse developments affecting such securities than a fund that invests in a wide variety of securities and industries. The value of U.S. government securities can be affected by, among other factors, adverse economic developments, legislative measures and changes to tax and regulatory requirements.

Investment by other Funds

The Fund is used as an investment for funds of funds which have the same investment adviser as the Fund. The Fund may have a large percentage of its shares owned by such funds of funds. Should RIMCo change a fund of funds’ investment strategies or investment allocations such that a fund of funds invests fewer of its assets in the Fund or the Fund is no longer used as an investment of a fund of funds, the Fund could experience large redemptions of its Shares. If these large redemptions occur, the Fund could be required to sell portfolio securities before RIMCo would otherwise decide to do so. Large redemptions in the Fund may also result in increased expense ratios, higher levels of realized capital gains or losses with respect to the Fund’s portfolio securities and other transaction costs.

PORTFOLIO DISCLOSURE

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

DIVIDENDS AND DISTRIBUTIONS

The Fund distributes substantially all of its net investment income and any net capital gains to shareholders each year.

Income Dividends

The amount and frequency of distributions are not guaranteed; all distributions are at the Board’s discretion. Currently, the Board intends to declare dividends from net investment income, if any, according to the following schedule:

Declared	Payable	Fund
Daily	Monthly	Russell Money Market Fund

An additional distribution of net investment income may be declared and paid by the Fund if required to avoid the imposition of a federal tax on the Fund.

The Fund determines net investment income immediately prior to the determination of its net asset values. This occurs at the earlier of 4:00 p.m. or the close of the New York Stock Exchange on each business day. Net investment income is credited daily to the accounts of shareholders of record prior to the net asset value calculation. The income is accrued daily and paid monthly. Distributions that are declared in October, November or December to shareholders of record in such months, and paid in January of the following year, will be treated for tax purposes as if received on December 31 of the year in which they were declared.

Capital Gains Distributions

The Board will declare long-term capital gains distributions, if any, once a year in mid-December to reflect any net long-term capital gains, realized by the Fund in the prior fiscal year. An additional distribution may be declared and paid by the Fund if required to avoid imposition of a federal tax in the Fund.

Automatic Reinvestment

Your dividends and other distributions will be automatically reinvested at the closing net asset value on the record date, in additional Shares of the Fund, unless you elect to have the dividends or distributions paid in cash or invested in another RIC Fund. You may change your election by delivering written notice no later than ten days prior to the record date to your Financial Intermediary.

TAXES

In general, distributions from the Fund are taxable to you as ordinary income or capital gains. This is true whether you reinvest your distributions in additional Shares or receive them in cash. Any long-term capital gains distributed by the Fund are taxable to you as long-term capital gains no matter how long you have owned your Shares. Following each calendar year, you will receive a statement that shows the tax status of distributions you received for such year.

No portion of the Fund’s distributions is expected to qualify for the reduced tax rates applicable to “qualified dividend income” for individual shareholders, or for the dividends received deduction for corporate shareholders.

Because the Fund seeks to maintain a stable $1.00 Share price, you should generally not have any gains or losses if you sell your Shares.

Fund distributions and gains, if any, from the sale or exchange of your Shares will generally be subject to state and local income tax. Non-U.S. investors may be subject to U.S. withholding and estate taxes. For Fund taxable years beginning on or before December 31, 2009, a portion of Fund distributions received by a non-U.S. investor may, however, be exempt from U.S. withholding tax to the extent attributable to U.S. source interest income and short-term capital gains earned by the Fund, provided that the Fund elects this treatment. Also, for Fund taxable years beginning on or before December 31, 2009, U.S. estate taxes may not apply to that portion of Shares held by a non-U.S. investor that is attributable to Fund assets consisting of certain debt obligations or other property treated as not within the United States for U.S. estate tax purposes. You should consult your tax professional about federal, state, local or foreign tax consequences of holding Shares.

By law, the Fund must withhold the legally required amount of your distributions and proceeds if you do not provide your correct taxpayer identification number, or certify that such number is correct, or if the IRS instructs the Fund to do so.

The tax discussion set forth above is included for general information only. You should consult your own tax adviser concerning the federal, state, local or foreign tax consequences of an investment in the Fund.

Additional information on these and other tax matters relating to the Fund and its shareholders is included in the section entitled “Taxes” in the Fund’s Statement of Additional Information.

HOW NET ASSET VALUE IS DETERMINED

The net asset value per share is calculated for Shares of each Class of the Fund on each business day on which Shares are offered or redemption orders are tendered. A business day is one on which the New York Stock Exchange (NYSE) is open for regular trading. The Fund determines net asset value at 4:00 p.m. Eastern Time or as of the close of the NYSE, whichever is earlier. The price of Fund Shares is computed by dividing the current value of the Fund’s assets (less liabilities) by the number of Shares of the Fund outstanding and rounding to the nearest cent. Share value for purchase, redemption or exchange will be based on the net asset value next calculated after your order is received in good form (i.e., when all required documents and your check or wired funds are received) by the Fund or an authorized Fund agent. See “How to Purchase Shares,” “How to Redeem Shares” and “Exchange Privilege” for more information.

The Fund’s net asset value is calculated using the amortized cost method of valuation unless the Board determines that amortized cost does not represent market value of short-term debt obligations. Under this method, a portfolio instrument is initially valued at cost and thereafter a constant accretion/amortization to maturity of any discount or premium is assumed. While amortized cost provides certainty in valuation, it may result in periods when the value of an instrument is higher or lower than the price the Fund would receive if it sold the instrument. Investments in other mutual funds are valued at their net asset value per share, calculated at 4:00 p.m. Eastern Time or as of the close of the NYSE, whichever is earlier.

CHOOSING A CLASS OF SHARES TO BUY

The Fund offers more than one Class of Shares. Each Class of Shares has different expenses, allowing you to choose the Class that best meets your needs. Which Class is more beneficial to an investor depends on the amount and intended length of the investment.

COMPARING THE FUND’S CLASSES

Your Financial Intermediary can help you decide which Class of Shares meets your goals. Your Financial Intermediary may receive different compensation depending upon which class you choose.

Each Class of Shares has its own expense structure, which enables you to choose the Class of Shares (and pricing) that best meets your specific needs and circumstances. In making your decision regarding which Class of Shares may be best for you to invest in, please keep in mind that your Financial Intermediary may receive different compensation depending on the Class of Shares that you invest in and you may receive different services in connection with investments in different Classes of Shares. You should consult with your Financial Intermediary about the comparative pricing and features of each Class, the services available for shareholders in each Class, the compensation that will be received by the Financial Intermediary in connection with each Class and other factors that may be relevant to your decision as to which Class of Shares to buy.

Class A Shares
Initial sales charge	None
Annual 12b-1 Fees	Up to 0.15% of average daily assets
Annual Shareholder Service Fees	None

Class S and Class Y Shares
Initial sales charge	None
Deferred Sales Charge	None
Annual 12b-1 Fees	None
Annual Shareholder Service Fees	None

FRONT-END SALES CHARGES

Shares of the Fund are sold without an initial sales charge. However, if Class A Shares of the Fund are exchanged for Class A Shares of another RIC Fund, the sales charge applicable to the other fund may apply.

DISTRIBUTION AND SHAREHOLDER SERVICES ARRANGEMENTS AND PAYMENTS TO FINANCIAL INTERMEDIARIES

The Fund offers multiple Classes of Shares in this Prospectus: Class A Shares, Class S Shares and Class Y Shares.

Class A Shares participate in the Fund’s Rule 12b-1 distribution plan. Under the distribution plan, the Fund’s Class A Shares currently pay distribution fees of up to 0.15% annually for the sale and distribution of Class A Shares. The distribution fees are paid out of the Fund’s Class A Shares assets on an ongoing basis, and over time will increase the cost of your investment in the Fund, and the distribution fee may cost an investor more than paying other types of sales charges.

Class S Shares and Class Y Shares participate in neither the Fund’s distribution plan nor the Fund’s shareholder services plan.

Financial Intermediaries may receive distribution compensation from the Fund’s Distributor with respect to Class A Shares of the Fund pursuant to the Fund’s Rule 12b-1 distribution plan. These payments are reflected in the fees and expenses listed in the annual fund operating expenses table earlier in the Prospectus.

In addition to the foregoing payments, RIMCo or the Fund’s Distributor may make cash payments, from its own resources, to key Financial Intermediaries (including those who may offer Fund Shares through specialized programs such as tax deferred retirement programs) in connection with distribution, which may include providing services intended to result in the sale of Fund Shares, or to pay a portion of costs related to, marketing support, account consolidation, education, transaction processing and/or administrative services support. These compensation arrangements may vary by Financial Intermediary and may increase as the dollar value of Fund Shares held through a particular Financial Intermediary increases. Because these payments are not made by the Fund, these payments are not reflected in the fees and expenses listed in the annual fund operating expenses table. Some of these payments are commonly referred to as “revenue sharing.” At times, such payments may create an incentive for a Financial Intermediary to recommend or make Shares of the Fund available to its customers and may allow the Fund greater access to the customers of the Financial Intermediary.

RFSC may also make cash payments, from its own resources, to key Financial Intermediaries (including those who may offer Fund Shares through specialized programs such as tax deferred retirement programs) to pay a portion of costs related to account consolidation, transaction processing and/or administrative services support. These compensation arrangements may vary by Financial Intermediary and may fluctuate based on the dollar value of Fund Shares held through a particular Financial Intermediary. Because these payments are not made by the Fund, these payments are not reflected in the fees and expenses listed in the annual fund operating expenses table. At times, such payments may create an incentive for a Financial Intermediary to recommend or make Shares of the Fund available to its customers and may allow the Fund greater access to the customers of the Financial Intermediary.

The Fund’s Distributor may pay or allow other promotional incentive payments to Financial Intermediaries to the extent permitted by the rules adopted by the Securities and Exchange Commission and the Financial Industry Regulatory Authority relating to the sale of mutual fund shares.

To enable Financial Intermediaries to provide a higher level of service and information to prospective and current Fund shareholders, the Fund’s Distributor also offers them a range of complimentary software tools and educational services. The Fund’s Distributor provides such tools and services from its own resources.

Ask your Financial Intermediary for additional information as to what compensation, if any, it receives from the Fund, the Fund’s Distributor, RFSC or RIMCo.

TEMPORARY FEE WAIVERS, REDUCTION AND REIMBURSEMENTS

To maintain a certain net yield for Class A Shares of the Russell Money Market Fund, payments of the 12b-1 distribution fees on these shares were temporarily suspended for the three-month period beginning July 1, 2009. This suspension was extended for the three-month period beginning October 1, 2009 and, if approved by the Board of Trustees, may be extended into 2010.

In addition, if necessary to maintain certain net yields for any Class of Shares of the Russell Money Market Fund, RIMCo may temporarily and voluntarily waive, reduce or reimburse all or any portion of: (i) first, to the extent necessary, the Fund’s Transfer Agency Fee; (ii) second, to the extent necessary, the Fund’s Advisory Fee; and (iii) third, to the extent necessary, the Fund’s Administrative Fee; each waiver, reduction or reimbursement in an amount and for a period of time as determined by RIMCo.

RIMCo may recoup from the Fund any portion of the Transfer Agency, Advisory or Administrative Fee waived, reduced or reimbursed (the “Reimbursement Amount”) pursuant to these arrangements during the previous 36 months, provided that such amount paid to RIMCo will not: 1) exceed 0.0049% of the class of the Fund’s average net assets; 2) exceed the total Reimbursement Amount; 3) include any amounts previously reimbursed to RIMCo; or 4) cause any class of the Fund to maintain a net negative yield.

There is no guarantee that the Fund will maintain a positive net yield.

HOW TO PURCHASE SHARES

Unless you are eligible to participate in a Russell employee investment program, Shares are only available through a select network of Financial Intermediaries. If you are not currently working with one of these Financial Intermediaries, please call 800-787-7354 for assistance in contacting an investment professional near you.

There is currently no required minimum initial investment for Class A Shares and Class S Shares of the Fund offered by this Prospectus. However, the Fund reserves the right to close any account whose balance falls below $1,000 and to change the categories of investors eligible to purchase its Shares.

For Class Y Shares, there is a $10 million required minimum initial investment for each account in the Fund. However, there is no required minimum initial investment for (i) any Russell Investment Company or Russell Investment Funds fund of funds, (ii) for investment companies that have entered into a contractual arrangement with the Fund or its service providers to acquire Class Y Shares or (iii) Shares acquired by any collective vehicle or other discretionary account actively managed by Russell Investments.

If the Fund detects a pattern of trading that appears to be designed to evade the minimum initial investment requirement, the Fund reserves the right to close the account(s). The Fund reserves the right to close any account invested in Class Y Shares whose balance falls below $1,000 and to change the categories of investors eligible to purchase its Shares or the required minimum investment amounts. You may be eligible to purchase Shares if you do not meet the required initial minimum investment. You should consult your Financial Intermediary for details, which are summarized in the Fund’s Statement of Additional Information.

If you purchase, redeem, exchange or hold Shares through a Financial Intermediary, your Financial Intermediary may charge you transaction-based fees, activity based fees and other fees for its services based upon its own policies and procedures. Those fees are retained entirely by your Financial Intermediary and no part of those fees are paid to RIMCo, the Fund’s Distributor or the Fund. Please contact your Financial Intermediary for more information about these fees as they may apply to your investments and your accounts.

You may purchase Shares through a Financial Intermediary on any business day of the Fund (a day on which the NYSE is open for regular trading). Purchase orders are processed at the next net asset value per share calculated after the Fund receives your order in proper form (as determined by your Financial Intermediary). The Fund will close early if the NYSE closes early. Any purchase order received after the close of the NYSE will be processed on the following business day at the next calculated net asset value per share. Because Financial Intermediaries’ processing times may vary, please ask your Financial Intermediary when your account will be credited.

For Class A Shares: You must place purchase orders for Class A Shares through a Financial Intermediary in U.S. dollars. Specific payment arrangements should be made with your Financial Intermediary. However, exceptions may be made by prior special arrangement.

For Class S Shares and Class Y Shares: All purchases must be made through a Financial Intermediary in U.S. dollars. Checks and other negotiable bank drafts must be drawn on U.S. banks and made payable to “Russell Investment Company” or as otherwise instructed by your Financial Intermediary. The Fund may reject purchase orders if a payment check does not clear the bank or payment does not arrive in proper form by the settlement date. Generally, the settlement date is the first business day following receipt by the Fund of your order. However, Financial Intermediaries settling through National Securities Clearing Corporation, or in limited circumstances with prior arrangement with the Fund, may settle trades on the third business day following receipt by the Fund of your order. If you fail to properly settle a purchase, you will be responsible for any resulting loss to the Fund (i.e., any difference in net asset value between the trade date and the settlement date). In the case of an insufficient funds check, an overdraft charge may also be applied. Third party checks are generally not accepted, however exceptions may be made by prior special arrangements with certain Financial Intermediaries. Cash, checks drawn on credit card accounts, cashiers checks, money orders, traveler checks, and other cash equivalents will not be accepted.

Customer Identification Program: To help the government fight the funding of terrorism and money laundering activities, Federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. When you open a new account to buy Shares of the Fund, the Fund or your Financial Intermediary will ask your name, address, date of birth, taxpayer identification or other government identification number and other information that will allow the Fund to identify you. If the Fund or your Financial

Intermediary is unable to adequately identify you within the time frames set forth in the law, your Shares may be automatically redeemed. If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption.

A Financial Intermediary may offer and sell the Fund to non-resident aliens and non-U.S. entities, if (i) the Financial Intermediary can fulfill the due diligence and other requirements of the USA PATRIOT ACT and applicable Treasury or SEC rules, regulations and guidance applicable to foreign investors, and (ii) the offer and sale occur in a jurisdiction where the Fund is authorized to be offered and sold, currently the 50 states of the United States and certain U.S. territories. Without the prior approval of the Fund’s Chief Compliance Officer, non-resident aliens and entities not formed under U.S. law may not purchase Shares of the Fund where the Fund is responsible for the due diligence and other requirements of the USA PATRIOT ACT and applicable Treasury or SEC rules, regulations and guidance applicable to foreign investors.

Offering Dates and Times

Purchase orders must be received by the Fund or an authorized Fund agent prior to 4:00 p.m. Eastern Time or the close of the NYSE, whichever is earlier, to be processed at the net asset value calculated on that day. Purchases can be made on any day when Shares are offered. Certain authorized Fund agents have entered into agreements with the Fund’s Distributor or its affiliates to receive and accept orders for the purchase and redemption of Shares of the Fund. Some, but not all, Financial Intermediaries are authorized Fund agents, and some, but not all, authorized Fund agents are Financial Intermediaries.

Purchase orders are settled based on one of two methods: (i) same day settlement (sometimes referred to as AM trading) for which the shareholder will receive the dividend declared on the date of receipt of the order or (ii) next day settlement (sometimes referred to as PM trading) for which the shareholder will not receive the dividend determined on the date of receipt of the order.

Same day settlement orders will earn the dividend declared on the date received if (i) the order is received by the Fund prior to 2:00 p.m. Eastern Time on any day in which the Fund is open, and (ii) payment by federal funds wire is received on that day and (iii) the trade is submitted as a same day settlement trade.

All other orders will be considered next day settlement and will not earn the dividend declared on the date received if the order is received by means other than federal funds wire.

All wire transactions will be considered next day settlement if any one of the following conditions exists:

•	Receipt of the wire after the close of the Fund

•	Receipt of the wire after the recommended closure time on a day on which the Bond Market Association recommends an early closure of the bond markets

•	Receipt of the wire on a day on which the Bond Market Association recommends a complete closure of the bond markets

•	Receipt of the wire on a Federal Reserve Holiday on which the NYSE is open

The Fund reserves the right to discontinue same day settlement at any time.

Order and Payment Procedures

Generally, you must place purchase orders for Shares through your Financial Intermediary. You may pay for your purchase by mail or funds transfer. Please contact your Financial Intermediary for instructions on how to place orders and make payment to the Fund.

Automated Investment Program

For Class A Shares: Your Financial Intermediary may offer an automated investment program whereby you may choose to make regular investments in an established account. Contact your Financial Intermediary for further information.

For Class S Shares: If you invest through certain Financial Intermediaries, you may choose to make regular investments (with a minimum of $25 per Fund) in an established account on a monthly, quarterly, semiannual, or annual basis by automatic electronic funds transfer from an account held within U.S. financial institutions that are members of the Federal Reserve System. Depending on the capabilities of your Financial Intermediary, a separate transfer may be made for the Fund in which you purchase Shares. You may change the amount or stop the automatic purchase at any time. Contact your Financial Intermediary for further information on this program.

EXCHANGE PRIVILEGE

How to Exchange Shares

Exchanges Between Funds. Shares of the Fund offered by this Prospectus may only be exchanged for Shares of a RIC Fund offered through another Prospectus under certain conditions and only in states where the exchange may be legally made. For additional information, including Prospectuses for other RIC Funds, contact your Financial Intermediary.

An exchange between Funds involves the redemption of Shares, which is treated as a sale for income tax purposes. Thus, capital gains or losses may be realized. Please consult your tax adviser for more information.

Exchanges Between Classes. Through your Financial Intermediary, you may exchange Shares you own of the Fund for Shares of any other Class of Shares of the Fund on the basis of the current net asset value per share at the time of the exchange if you meet any applicable initial minimum investment or investor eligibility requirements stated in the Prospectus for that Class of Shares.

RFSC believes that an exchange between classes of the Fund is not a taxable event; however, you must check with your Financial Intermediary to determine if they will process the exchange as non-taxable. Please consult with your Financial Intermediary and your tax adviser for more information.

Contact your Financial Intermediary for assistance in exchanging Shares and, because Financial Intermediaries’ processing times may vary, to find out when your account will be credited or debited. To request an exchange in writing, please contact your Financial Intermediary.

For Class A Shares, exchanges must be made through your Financial Intermediary.

Systematic Exchange Program

If you invest in Class A Shares, your Financial Intermediary may offer a systematic exchange program. If you would like to establish a systematic exchange program, please contact your Financial Intermediary.

If you invest in Class S Shares or Class Y Shares, and if you invest through certain Financial Intermediaries, the Fund offers a systematic exchange program which allows you to redeem Shares from the Fund and purchase Shares of certain other RIC Funds. Systematic exchanges may be established to occur on a monthly, quarterly, semiannual or annual basis. If you would like to establish a systematic exchange program, please contact your Financial Intermediary.

A systematic exchange involves the redemption of Shares, which is treated as a sale for income tax purposes. Thus, capital gains or losses may be realized. Please consult your tax adviser for more information.

RIGHT TO REJECT OR RESTRICT

PURCHASE AND EXCHANGE ORDERS

The Fund’s Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Fund Shares. The Board believes that it is unnecessary for the Fund to have frequent trading policies because the Fund may be used as a short-term investment and intends to maintain a stable net asset value, which limits the opportunities for price arbitrage. However, the Fund reserves the right to restrict or reject, without prior notice, any purchase or exchange order for any reason.

HOW TO REDEEM SHARES

Shares may be redeemed through your Financial Intermediary on any business day of the Fund (a day on which the NYSE is open for regular trading). Redemption requests are processed at the next net asset value per share calculated after the Fund receives an order in proper form as determined by your Financial Intermediary. The Fund will close early if the NYSE closes early. Any redemption requests received following an early closure will be processed on the following business day at the next calculated net asset value per share. Shares recently purchased by check may not be available for redemption for 15 days following the purchase or until the check clears, whichever occurs first, to assure that the Fund has received payment for your purchase.

Redemption Dates and Times

Redemption requests must be received by the Fund or an authorized Fund agent prior to 4:00 p.m. Eastern Time or the close of the NYSE, whichever is earlier, to be processed at the net asset value calculated on that day. Please contact your Financial Intermediary for instructions on how to place redemption requests. Because Financial Intermediaries’ processing times may vary, please ask your Financial Intermediary when your account will be debited.

Orders are settled based on one of two methods: (i) same day settlement (sometimes referred to as AM trading) where the shareholder will not receive the dividend declared on the date of receipt of the order or (ii) next day settlement (sometimes referred to as PM trading) where the shareholder will receive the dividend determined on the date of receipt of the order.

Same day settlement orders will not earn the dividend declared on the date received if (i) the order is received by the Fund prior to 2:00 p.m. Eastern Time on any day in which the Fund is open, and (ii) payment is made by federal funds wire and (iii) the trade is submitted as a same day settlement trade.

All other orders will be considered next day settlement orders and will earn the dividend declared on the date received.

All wire transactions will be considered next day settlement if one of the following conditions exists:

•	Receipt of the request after the close of the Fund

•	Receipt of the request after the recommended closure time on a day on which the Bond Market Association recommends an early closure of the bond markets

•	Receipt of the request on a day on which the Bond Market Association recommends a complete closure of the bond markets

•	Receipt of the request on a Federal Reserve Holiday on which the NYSE is open

The Fund reserves the right to discontinue same day settlement at any time.

Systematic Withdrawal Program

For Class A Shares: Your Financial Intermediary may offer a systematic withdrawal program whereby you may choose to redeem your Shares and receive regular payments from your account. If you would like to establish a systematic withdrawal program, please contact your Financial Intermediary. When you redeem your Shares under a systematic withdrawal program, it may be a taxable transaction.

For Class S Shares and Class Y Shares: If you invest through certain Financial Intermediaries, the Fund offers a systematic withdrawal program which allows you to redeem your Shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. If you would like to establish a systematic withdrawal program, please contact your Financial Intermediary. You will generally receive your payment by the end of the month in which a payment is scheduled. When you redeem your Shares under a systematic withdrawal program, it may be a taxable transaction.

You may discontinue the systematic withdrawal program, or change the amount and timing of withdrawal payments by contacting your Financial Intermediary.

PAYMENT OF REDEMPTION PROCEEDS

Payment will ordinarily be made within seven days of receipt of your request in proper form. The Fund reserves the right to suspend redemptions or postpone the date of payment for more than seven days if an emergency condition (as determined by the SEC) exists.

For Class A Shares: When you redeem your Shares, the Fund will pay your redemption proceeds to your Financial Intermediary for your benefit within seven days after the Fund receives the redemption request in proper form. Your Financial Intermediary is then responsible for settling the redemption with you as agreed between you and your Financial Intermediary.

For Class S Shares and Class Y Shares: Your redemption proceeds will be paid in one of the following manners: (1) if you invest through certain Financial Intermediaries, your redemption proceeds will be sent directly to your Financial Intermediary who is then responsible for settling the redemption with you as agreed between you and your Financial Intermediary; (2) a check for the redemption proceeds may be sent to the shareholder(s) of record at the address of record within seven days after the Fund receives a redemption request in proper form; or (3) if you have established the electronic redemption option, your redemption proceeds can be (a) wired to your predesignated bank account on the next bank business day after the Fund receives your redemption request in proper form or (b) sent by Electronic Funds Transfer (EFT) to your predesignated bank account on the second business day after the Fund receives your redemption request in proper form. On Federal Reserve holidays, funds will settle on the next day the Federal Reserve is open. The Fund may charge a fee to cover the cost of sending a wire transfer for redemptions, and your bank may charge an additional fee to receive the wire. The Fund will always charge a fee when sending an international wire transfer. The Fund reserves the right to charge a fee when sending a domestic wire transfer for redemptions. The Fund does not charge for EFT though your bank may charge a fee to receive the EFT. Wire transfers and EFTs can be sent to U.S. financial institutions that are members of the Federal Reserve System.

OTHER INFORMATION ABOUT SHARE TRANSACTIONS

Written Instructions

For Class A Shares: Written instructions must be in proper form as determined by your Financial Intermediary.

For Class S Shares and Class Y Shares: The Fund requires that written instructions be in proper form and reserve the right to reject any written instructions that are not in proper form. Your Financial Intermediary will assist you in preparing and submitting transaction instructions to the Fund to insure proper form. Generally, your instructions must include:

•	The Fund name and account number

•	Details related to the transaction including type and amount

•	Signatures of all owners exactly as registered on the account

•	Any supporting legal documentation that may be required

Responsibility for Fraud

Please take precautions to protect yourself from fraud. Keep your account information private and immediately review any account confirmations or statements that the Fund or your Financial Intermediary send you. Contact your Financial Intermediary immediately about any transactions that you believe to be unauthorized.

Signature Guarantee

For Class S Shares and Class Y Shares: The Fund reserves the right to require a signature guarantee for any request related to your account including, but not limited to, requests for transactions or address maintenance. A signature guarantee verifies the authenticity of your signature. You should be able to obtain a signature guarantee from a bank, broker, credit union, savings association, clearing agency, or securities exchange or association, but not a notary public. If a signature guarantee is required, the Fund will only accept STAMP2000 Medallion Imprints. Contact your Financial Intermediary for assistance in obtaining a signature guarantee.

In-Kind Exchange of Securities

RIMCo, in its capacity as the Fund’s investment adviser, may, at its discretion, permit you to acquire Shares in exchange for securities you currently own. Any securities exchanged must meet the investment objective, policies, and limitations of the Fund; have a readily ascertainable market value; be liquid; not be subject to restrictions on resale; and have a market value, plus any additional monetary investments, equal to at least $100,000.

Shares purchased in exchange for securities generally may not be redeemed or exchanged for 15 days following the purchase by exchange or until the transfer has settled, whichever comes first. If you are a taxable investor, you will generally realize gains or losses on the exchange for federal income tax purposes. If you are contemplating an in-kind exchange you should consult your tax adviser.

The price at which the exchange will take place will depend upon the relative net asset value of the Shares purchased and securities exchanged. Securities accepted by the Fund will be valued in the same way the Fund values its assets. Any interest earned on the securities following their delivery to the Fund and prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription or other rights attached to the securities becomes the property of the Fund, along with the securities. Please contact your Financial Intermediary for further information.

Redemption In-Kind

If operationally possible (typically only when the Fund is notified in advance of a large redemption), the Fund may pay for any portion of a redemption amount in excess of $250,000 by a distribution of in-kind securities from the Fund’s portfolio, instead of in cash. An in-kind distribution of portfolio securities could include illiquid securities. Illiquid securities may not be able to be sold quickly or at a price that reflects full value, which could cause you to realize losses on the security if the security is sold at a price lower than that at which it had been valued. If you receive an in-kind distribution of portfolio securities, and choose to sell them, you will incur brokerage charges and continue to be subject to tax consequences and market risk pending any sale.

Uncashed Checks

For Class S Shares and Class Y Shares: Please make sure you promptly cash checks issued to you by the Fund. If you do not cash a dividend, distribution, or redemption check, the Fund will act to protect itself and you. This may include restricting certain activities in your account until the Fund is sure that it has a valid address for you. After 180 days, the Fund will no longer honor the issued check and, after attempts to locate you, the Fund will follow governing escheatment regulations in disposition of check proceeds. No interest will accrue on amounts represented by uncashed checks.

Registration of Fund Accounts

Many brokers, employee benefit plans and bank trusts combine their clients’ holdings in a single omnibus account with the Fund held in the brokers’, plans’, or bank trusts’ own name or “street name.” Therefore, if you hold Shares through a brokerage account, employee benefit plan or bank trust fund, the Fund may have records only of that Financial Intermediary’s omnibus account. In this case, your broker, employee benefit plan or bank is responsible for keeping track of your account information. This means that you may not be able to request transactions in your Shares directly through the Fund, but can do so only through your broker, plan administrator or bank. Ask your Financial Intermediary for information on whether your Shares are held in an omnibus account.

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand the Fund’s financial performance for at least the past 60 months. Certain information reflects financial results for a single Fund Share throughout each of the periods shown below. The total returns in the tables represent how much your investment in the Fund would have increased (or decreased) during each period, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, (excluding the information for the period ended April 30, 2009), whose report, along with the Fund’s financial statements, are included in the Fund’s annual report, which is available upon request.

The information in the following tables represents the Financial Highlights for the Fund’s Class A and Class S Shares, respectively, for the periods shown.

No Class Y Shares of the Russell Money Market Fund were outstanding as of April 30, 2009.

	$ Net Asset Value, Beginning of Period		$ Net Investment Income (Loss)(a)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain		$ Return of Capital
Russell Money Market Fund
Class A
April 30, 2009*	1.0000		.0040	(.0002)	.0038	(.0038)	[	]	[	]
October 31, 2008	1.0000		.0324	.0016	.0340	(.0340)	—		—
October 31, 2007	1.0000		.0517	—	.0517	(.0517)	—		—
October 31, 2006	1.0000		.0464	—	.0464	(.0464)	—		—
October 31, 2005	1.0000		.0271	—	.0271	(.0271)	—		—
October 31, 2004	1.0000		.0108	—	.0108	(.0108)	—		—
Class S
April 30, 2009*	[1.0000	]	.0044	(.0001)	.0043	(.0043)	[	]	[	]
October 31, 2008	1.0000		.0344	.0007	.0351	(.0351)	—		—
October 31, 2007	1.0000		.0527	—	.0527	(.0527)	—		—
October 31, 2006	1.0000		.0474	—	.0474	(.0474)	—		—
October 31, 2005	1.0000		.0280	—	.0280	(.0280)	—		—
October 31, 2004	1.0000		.0117	—	.0117	(.0117)	—		—

See Notes to Financial Highlights at the end of this section.

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(b)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Net(c)(d)	% Ratio of Expenses to Average Net Assets, Gross(c)	% Ratio of Net Investment Income to Average Net Assets(c)(d)	% Portfolio Turnover Rate

(.0038)	1.0000	0.38	314,573.34		.66	.80	—
(.0340)	1.0000	3.45	415,233.26		.42	3.24	—
(.0517)	1.0000	5.30	291,636.25		.40	5.18	—
(.0464)	1.0000	4.74	76,031.25		.40	4.82	—
(.0271)	1.0000	2.74	14,410.25		.40	2.91	—
(.0108)	1.0000	1.08	3,989.25		.40	1.18	—

(.0043)	1.0000	0.43	4,362.945	.24	.56	.88	—
(.0351)	1.0000	3.56	4,874,243.16		.32	3.44	—
(.0527)	1.0000	5.40	5,429,652.15		.30	5.27	—
(.0474)	1.0000	4.84	4,166,051.15		.30	4.78	—
(.0280)	1.0000	2.82	3,145,592.15		.30	2.83	—
(.0117)	1.0000	1.17	2,958,692.15		.30	1.16	—

Notes to Financial Highlights

(a)	Average month-end shares outstanding were used for this calculation.
(b)	Periods less than one year are not annualized.
(c)	The ratios for periods less than one year are annualized.
(d)	May reflect amounts waived and/or reimbursed by RIMCo and/or RFSC, and custody credit arrangements.
*	For the period ended April 30, 2009 (Unaudited).

When considering an investment in the Fund, do not rely on any information unless it is contained in this Prospectus or in the Fund’s Statement of Additional Information. The Fund has not authorized anyone to add any information or to make any additional statements about the Fund. The Fund may not be available in some jurisdictions or to some persons. The fact that you have received this Prospectus should not, in itself, be treated as an offer to sell Shares to you. Changes in the affairs of the Fund may occur after the date on the cover page of this Prospectus. This Prospectus will be amended or supplemented to reflect any material changes to the information it contains.

The following notice does not constitute part of and is not incorporated into the Prospectus

NOTICE OF PRIVACY AND SECURITY

RUSSELL INVESTMENTS

Russell Investments has a long history of respecting every individual’s right to the privacy of his or her personal information. We consider our relationship with consumers to be a very valuable asset. You should know that we do not sell or rent to anyone the information you have entrusted to us. In addition, we do not share your information with marketers outside Russell Investments.

This notice describes our privacy policy and security procedures, which are designed to cover all personally identifiable information. As required by law, we will advise you of our privacy policy and security procedures at least once annually and at any time there is a material change.

CONFIDENTIALITY AND SECURITY

Confidentiality and privacy of personal information are responsibilities we have always taken very seriously. We have and maintain strict policies and procedures to protect the confidentiality of your information during all stages of your relationship with us. For example, our associates are bound by a Code of Ethics that requires them to treat all personal information as confidential, and they are subject to disciplinary action if they fail to follow this Code. In addition, we maintain physical, electronic and procedural safeguards to protect your personal information from unauthorized access and anticipated threats or hazards. Access to your information by our employees and other representatives is restricted to those individuals having a business need for such information in order to service your account.

INFORMATION WE MAY COLLECT AND USE

In order to service your account, from time to time, we collect personal information about you from the following sources:

•	Information we or our agents receive from you on applications or other forms; and

•	Information about your transactions with us, our affiliates, our agents or others. Other information may, from time to time, be provided to us as we facilitate transactions that you have requested.

INFORMATION WE MAY DISCLOSE

We occasionally disclose nonpublic personal information about you to affiliates and third parties as permitted by law. Some instances when we have shared information include:

•	Disclosing information to a third party to process account transactions that you request or authorize;

•	Disclosing information to an affiliate to process accounting statements that you request or authorize;

•	Disclosing your name and address to companies that mail fund-related materials such as shareholder reports; and

•	Disclosing information in connection with legal proceedings.

In situations where we have shared information with third parties, they are contractually obligated to keep the information that we provide to them confidential, and are not permitted to use the information for any purpose other than to assist in the servicing of your account.

RUSSELL INVESTMENTS

The following is a list of the members of Russell Investments to which this policy applies:

•	U.S. open-end or private funds managed or advised by a member of Russell Investments, including Russell Investment Company or Russell Investment Funds

•	Frank Russell Company

•	Russell Real Estate Advisors Inc.

•	Russell Implementation Services Inc.

•	Russell Investment Management Company

•	Russell Trust Company

•	Russell International Services Company Inc.

•	Russell Investments Delaware Inc.

•	Russell Financial Services, Inc.

•	Pantheon Ventures Inc.

•	Russell Institutional Services Inc.

•	Russell Fund Services Company

For more information about the Fund, the following documents are available without charge:

ANNUAL/SEMIANNUAL REPORTS: Additional information about the Fund’s investments is available in the Fund’s annual and semiannual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides more detailed information about the Fund.

The annual report for the Fund and the SAI are incorporated into this Prospectus by reference. You may obtain free copies of the annual report, semiannual report or the SAI, and may request other information or make other inquiries, by contacting your Financial Intermediary or the Fund at:

Russell Investment Company

909 A Street

Tacoma, WA 98402

Telephone: 1-800-787-7354

Fax: 253-591-3495

The Fund’s SAI and annual and semiannual reports to shareholders are available, free of charge, on the Fund’s Web site at www.russell.com.

Each year you are automatically sent an updated prospectus and annual and semiannual reports for the Fund. You may also occasionally receive notifications of prospectus changes and proxy statements for the Fund. In order to reduce the volume of mail you receive, when possible, only one copy or one mailing of these documents will be sent to shareholders who are part of the same family, sharing the same name and the same household address. If you would like to opt out of the household-based mailings, please call your Financial Intermediary.

Some Financial Intermediaries may offer electronic delivery of the Fund’s prospectus and annual and semiannual reports. Please contact your Financial Intermediary for further details.

You can review and copy information about the Fund (including the SAI) at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room by calling the Commission at 1-202-942-8090. Reports and other information about the Fund is available on the EDGAR Database on the Commission’s Internet website at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549.

Distributor: Russell Financial Services, Inc.

Russell Investment Company’s SEC File No. 811-03153

RUSSELL INVESTMENT COMPANY*

909 A Street

Tacoma, Washington 98402

Telephone 1-800-787-7354

STATEMENT OF ADDITIONAL INFORMATION

Non-Fund of Funds

November 18, 2009

Russell Investment Company (“RIC”) is a single legal entity organized as a Massachusetts business trust. RIC operates investment portfolios referred to as “Funds.” RIC offers Shares of beneficial interest in the Funds in multiple separate Prospectuses.

This Statement of Additional Information (“Statement”) is not a prospectus; this Statement should be read in conjunction with the Funds’ Prospectuses. Prospectuses may be obtained without charge by telephoning or writing RIC at the number or address shown above.

Capitalized terms not otherwise defined in this Statement shall have the meanings assigned to them in the Prospectuses.

This Statement incorporates by reference RIC’s Annual Reports to Shareholders for the year ended October 31, 2008. Copies of the Funds’ Annual Reports accompany this Statement.

As of the date of this Statement, RIC is comprised of 37 Funds. This Statement relates to 16 of these Funds which commenced operations on the date indicated below:

Fund	Fund Inception Date	Prospectus Date
Russell U.S. Core Equity[1]	October 16, 1981	March 1, 2009#
Russell U.S. Quantitative Equity[2]	June 1, 1987	March 1, 2009#
Russell U.S. Growth[3]	February 1, 2001	March 1, 2009#
Russell U.S. Value[4]	February 1, 2001	March 1, 2009#
Russell U.S. Small & Mid Cap[5]	December 29, 1981	March 1, 2009#
Russell International Developed Markets[6]	February 1, 1983	March 1, 2009#
Russell Global Equity[7]	March 1, 2007	March 1, 2009#
Russell Emerging Markets[8]	February 1, 1993	March 1, 2009#
Russell Tax-Managed U.S. Large Cap[9]	October 8, 1996	March 1, 2009#
Russell Tax-Managed U.S. Mid & Small Cap[10]	December 1, 1999	March 1, 2009#
Russell Strategic Bond[11]	February 1, 1993	March 1, 2009#
Russell Investment Grade Bond[12]	October 16, 1981	March 1, 2009#
Russell Short Duration Bond[13]	November 2, 1981	March 1, 2009#
Russell Tax Exempt Bond[14]	September 6, 1985	March 1, 2009#
Russell Real Estate Securities[15]	July 31, 1989	March 1, 2009#
Russell Money Market[16]	October 16, 1981	March 1, 2009#

*	On July 1, 2006, Frank Russell Investment Company changed its name to Russell Investment Company.

#	As supplemented November 18, 2009.

[1]	On September 2, 2008, the Equity I Fund was renamed the Russell U.S. Core Equity Fund.

[2]	On September 2, 2008, the Equity Q Fund was renamed the Russell U.S. Quantitative Equity Fund.

[3]	On September 2, 2008, the Select Growth Fund was renamed the Russell U.S. Growth Fund.

[4]	On September 2, 2008, the Select Value Fund was renamed the Russell U.S. Value Fund.

[5]	On September 2, 2008, the Equity II Fund was renamed the Russell U.S. Small & Mid Cap Fund.

[6]	On September 2, 2008, the International Fund was renamed the Russell International Developed Markets Fund.

[7]	On September 2, 2008, the Global Equity Fund was renamed the Russell Global Equity Fund.

[8]	On September 2, 2008, the Emerging Markets Fund was renamed the Russell Emerging Markets Fund.

[9]	On September 2, 2008, the Tax-Managed Large Cap Fund was renamed the Russell Tax-Managed U.S. Large Cap Fund.

[10]	On September 2, 2008, the Tax-Managed Mid & Small Cap Fund was renamed the Russell Tax-Managed U.S. Mid & Small Cap Fund.

[11]	On September 2, 2008, the Fixed Income III Fund was renamed the Russell Strategic Bond Fund.

[12]	On September 2, 2008, the Fixed Income I Fund was renamed the Russell Investment Grade Bond Fund.

[13]	On September 15, 2004, the Short Term Bond Fund was renamed the Short Duration Bond Fund. On September 2, 2008, the Short Duration Bond Fund was renamed the Russell Short Duration Bond Fund.

[14]	On September 2, 2008, the Tax Exempt Bond Fund was renamed the Russell Tax Exempt Bond Fund.

[15]	On September 2, 2008, the Real Estate Securities Fund was renamed the Russell Real Estate Securities Fund.

[16]	On September 2, 2008, the Money Market Fund was renamed the Russell Money Market Fund.

Each of the Funds presently offers interests in different classes of Shares as described in the table below. Unless otherwise indicated, this Statement relates to all classes of Shares of the Funds.

Fund	Class A	Class C	Class E	Class I	Class S	Class Y
Russell U.S. Core Equity	X	X	X	X	X	X
Russell U.S. Quantitative Equity	X	X	X	X	X	X
Russell U.S. Growth		X	X	X	X
Russell U.S. Value		X	X	X	X
Russell U.S. Small & Mid Cap	X	X	X	X	X	X
Russell International Developed Markets	X	X	X	X	X	X
Russell Global Equity	X	X	X		X	X
Russell Emerging Markets	X	X	X		X	X
Russell Tax-Managed U.S. Large Cap		X	X		X
Russell Tax-Managed U.S. Mid & Small Cap		X	X		X
Russell Strategic Bond	X	X	X	X	X	X
Russell Investment Grade Bond		X	X	X	X	X
Russell Short Duration Bond	X	X	X		X	X
Russell Tax Exempt Bond		X	X		X
Russell Real Estate Securities	X	X	X		X	X
Russell Money Market	X				X	X

STRUCTURE AND GOVERNANCE

ORGANIZATION AND BUSINESS HISTORY. RIC commenced business operations as a Maryland corporation on October 15, 1981. On January 2, 1985, RIC reorganized by changing its domicile and legal status to a Massachusetts business trust.

RIC is currently organized and operating under a Second Amended and Restated Master Trust Agreement dated October 1, 2008, as amended, and the provisions of Massachusetts’s law governing the operation of a Massachusetts business trust. The Board of Trustees (“Board” or the “Trustees”) may amend the Master Trust Agreement from time to time; provided, however, that any amendment which would materially and adversely affect shareholders of RIC as a whole, or shareholders of a particular Fund, must be approved by the holders of a majority of the Shares of RIC or the Fund, respectively. However, the Trustees may, without the affirmative vote of a majority of the outstanding voting shares (as defined in the Investment Company Act of 1940) of the Trust or Sub-Trust by a vote of a majority of the Trustees or written instrument executed by a majority of their number then in office, terminate, liquidate or reorganize any Sub-Trust or any Class of any such Sub-Trust at any time by written notice to affected Shareholders. RIC is a registered open-end management investment company. Each of the Funds, except for the Russell Real Estate Securities Fund, is diversified. Under the Investment Company Act of 1940 as amended (the “1940 Act”), a diversified company is defined as a management company which meets the following requirements: at least 75% of the value of its total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than five percent of the value of the total assets of such management company and to not more than 10% of the outstanding voting securities of such issuer.

RIC is authorized to issue Shares of beneficial interest, and may divide the Shares into two or more series, each of which evidences a pro rata ownership interest in a different investment portfolio – a “Fund.” Each Fund is deemed to be a separate trust under Massachusetts law. The Trustees may, without seeking shareholder approval, create additional Funds at any time. The Master Trust Agreement provides that shareholders may be required to redeem their Shares at any time (1) if the Trustees determine in their sole discretion that failure to so redeem may have material adverse consequences to the shareholders of RIC or of any Fund or (2) upon such other conditions as may from time to time be determined by the Trustees and set forth in the prospectuses with respect to the maintenance of shareholder accounts of a minimum amount. However, shareholders can only be required to redeem their Shares to the extent consistent with the 1940 Act, the rules thereunder and Securities and Exchange Commission interpretations thereof.

RIC’s Funds are authorized to issue Shares of beneficial interest in one or more classes. Shares of each class of a Fund have a par value of $.01 per share, are fully paid and nonassessable, and have no preemptive or conversion rights. Shares of each class of a Fund represent proportionate interests in the assets of that Fund and have the same voting and other rights and preferences as the Shares of other classes of the Fund. Shares of each class of a Fund are entitled to the dividends and distributions earned on the assets belonging to the Fund that the Board declares. Each class of Shares is designed to meet different investor needs. Class A Shares of the Russell Money Market Fund are not subject to an initial sales charge but are subject to a Rule 12b-1 fee of up to 0.75% (currently limited to 0.15%). Other Class A Shares are subject to (1) an initial sales charge and (2) a Rule 12b-1 fee of up to 0.75% (presently limited to 0.25%). Class C Shares are subject to a Rule 12b-1 fee of 0.75% and a shareholder services fee of 0.25%. Class E Shares are subject to a shareholder services fee of 0.25%. The Class I, Class S, and Class Y Shares are not subject to either a Rule 12b-1 fee or a shareholder services fee. Unless otherwise indicated, “Shares” in this Statement refers to all classes of Shares of the Funds.

Under certain unlikely circumstances, as is the case with any Massachusetts business trust, a shareholder of a Fund may be held personally liable for the obligations of the Fund. The Master Trust Agreement provides that shareholders shall not be subject to any personal liability for the acts or obligations of a Fund and that every written agreement, obligation or other undertaking of the Funds shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Master Trust Agreement also provides that RIC shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of a Fund and satisfy any judgment thereon. Thus, the risk of any shareholder incurring financial loss beyond his investment on account of shareholder liability is limited to circumstances in which a Fund itself would be unable to meet its obligations.

Frank Russell Company (“FRC”) has the right to grant (and withdraw) the nonexclusive use of the name “Frank Russell,” “Russell” or any variation.

SHAREHOLDER MEETINGS. RIC will not hold annual meetings of shareholders, but special meetings may be held. Special meetings may be convened (i) by the Board, (ii) upon written request to the Board by shareholders holding at least 10% of RIC’s outstanding Shares, or (iii) upon the Board’s failure to honor the shareholders’ request described above, by shareholders holding at least 10% of the outstanding Shares by giving notice of the special meeting to shareholders. The Trustees will provide the assistance required by the Investment Company Act of 1940 in connection with any special meeting called by shareholders following a failure of the Board to honor a shareholder request for a special meeting. Each share of a class of a Fund has one vote in Trustee elections and other matters submitted for shareholder vote. On any matter which affects only a particular Fund or class, only Shares of that Fund or class are entitled to vote. There are no cumulative voting rights.

CONTROLLING SHAREHOLDERS. The Trustees have the authority and responsibility to manage the business of RIC, and hold office unless they retire (or upon reaching the mandatory retirement age of 72), resign or are removed by, in substance, a vote of two-thirds of RIC Shares outstanding. Under these circumstances, no one person, entity or shareholder “controls” RIC.

At November 6, 2009, the following shareholders owned 5% or more of any Class of any Fund’s Shares:

Russell Emerging Markets - Class E—NATIONAL FINANCIAL SERVICES CO CUS, FOR THE EXCLUSIVE BEN OF OUR CUST, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 19.28% Record.

PRINCIPAL FINANCIAL GROUP, THE, 245 LONG HILL ROAD, MIDDLETOWN, CT, 06457-4063, 7.95% Record.

NATIONWIDE INVESTMENT SERVICES CORP., 6.52% Record.

PRINCIPAL FINANCIAL GROUP, THE, 245 LONG HILL ROAD, MIDDLETOWN, CT, 06457-4063, 6.45% Record.

Russell Emerging Markets - Class S—NATIONAL FINANCIAL SERVICES CO CUS, FOR THE EXCLUSIVE BEN OF OUR CUST, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 27.81% Record.

PRUDENTIAL INVESTMENT MANAGEMENT SERVICES, 23.41% Record.

CHARLES SCHWAB, 101 MONTGOMERY STREET, MUTUAL FUNDS, SAN FRANCISCO, CA, 94104-4122, 8.54% Record.

Russell Emerging Markets - Class Y—BALANCED STRATEGY FUND, RUSSELL IM&R, FUND OF FUNDS PORTFOLIO

MANAGER, PO BOX 1616, TACOMA WA 98401-1616, 35.38% Record.

GROWTH STRATEGY FUND, RUSSELL IM&R, FUND OF FUNDS PORTFOLIO MANAGER, PO BOX 1616, TACOMA WA 98401-1616, 32.11% Record.

EQUITY GROWTH STRATEGY FUND, RUSSELL IM&R, FUND OF FUNDS PORTFOLIO MANAGER, PO BOX 1616, TACOMA WA 98401-1616, 18.81% Record.

MODERATE STRATEGY FUND, RUSSELL IM&R, FUND OF FUNDS PORTFOLIO MANAGER, PO BOX 1616, TACOMA WA 98401-1616, 5.40% Record.

Russell Global Equity - Class A—PERSHING LLC (F.K.A. DONALDSON LUFKIN & JENRETTE SEC. CORP), PO BOX 2052, JERSEY CITY, NJ, 07303-2052, 5.86% Record.

Russell Global Equity - Class S—PRUDENTIAL INVESTMENT MANAGEMENT SERVICES, 45.20% Record.

NATIONAL FINANCIAL SERVICES CO CUST, FOR THE EXCLUSIVE BENEFIT OF, OUR CUSTOMERS, ON WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281-1003, 22.86% Record.

CHARLES SCHWAB, 101 MONTGOMERY STREET, MUTUAL FUNDS, SAN FRANCISCO, CA, 94104-4122, 5.37% Record.

Russell Global Equity - Class Y—GROWTH STRATEGY FUND, RUSSELL IM&R, FUND OF FUNDS PORTFOLIO MANAGER, PO BOX 1616, TACOMA WA 98401-1616, 33.73% Record.

BALANCED STRATEGY FUND, RUSSELL IM&R, FUND OF FUNDS PORTFOLIO MANAGER, PO BOX 1616, TACOMA WA 98401-1616, 32.82% Record.

EQUITY GROWTH STRATEGY FUND, RUSSELL IM&R, FUND OF FUNDS PORTFOLIO MANAGER, PO BOX 1616, TACOMA WA 98401-1616, 18.59% Record.

MODERATE STRATEGY FUND, RUSSELL IM&R, FUND OF FUNDS PORTFOLIO MANAGER, PO BOX 1616, TACOMA WA 98401-1616, 5.65% Record.

Russell International Developed Markets - Class E—NATIONAL FINANCIAL SERVICES CO CUST, FOR THE EXCLUSIVE BENEFIT OF, OUR CUSTOMERS, ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK

NY 10281-1003, 14.90% Record.

PRINCIPAL FINANCIAL GROUP, THE, 245 LONG HILL ROAD, MIDDLETOWN, CT, 06457-4063, 8.36% Record.

Russell International Developed Markets - Class I—NATIONAL FINANCIAL SERVICES CO CUS, FOR THE EXCLUSIVE BEN OF OUR CUST, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLR, 200

LIBERTY ST, NEW YORK NY 10281-1003, 38.29% Record.

PRUDENTIAL INVESTMENT MANAGEMENT SERVICES, 7.77% Record.

CHARLES SCHWAB, 101 MONTGOMERY STREET, MUTUAL FUNDS, SAN FRANCISCO, CA, 94104-4122, 7.49% Record.

Russell International Developed Markets - Class S—PRUDENTIAL INVESTMENT MANAGEMENT SERVICES, 47.53% Record.

NATIONAL FINANCIAL SERVICES CO CUS, FOR THE EXCLUSIVE BEN OF OUR CUST, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 12.39% Record.

Russell International Developed Markets - Class Y—BALANCED STRATEGY FUND, RUSSELL IM&R, FUND OF FUNDS PORTFOLIO MANAGER, PO BOX 1616, TACOMA WA 98401-1616, 32.31% Record.

GROWTH STRATEGY FUND, RUSSELL IM&R, FUND OF FUNDS PORTFOLIO MANAGER, PO BOX 1616, TACOMA WA 98401-1616, 26.81% Record.

EQUITY GROWTH STRATEGY FUND, RUSSELL IM&R, FUND OF FUNDS PORTFOLIO MANAGER, PO BOX 1616, TACOMA WA 98401-1616, 17.20% Record.

Russell Investment Grade Bond - Class E—NATIONAL FINANCIAL SERVICES CO CUST, FOR THE EXCLUSIVE BENEFIT OF, OUR CUSTOMERS, ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281-1003, 43.21% Record.

PRINCIPAL FINANCIAL GROUP, THE, 245 LONG HILL ROAD, MIDDLETOWN, CT, 06457-4063, 17.94% Record.

PRINCIPAL FINANCIAL GROUP, THE, 245 LONG HILL ROAD, MIDDLETOWN, CT, 06457-4063, 9.90% Record.

PANHANDLE STATE BNK & ITS DVNS, INTERMOUNTAIN COMM BNK &, MAGIC VALLEY BNK, PO BOX 3822, COEUR D ALENE ID 83816-2530, 6.24% Record.

Russell Investment Grade Bond - Class I—NATIONAL FINANCIAL SERVICES CO CUS, FOR THE EXCLUSIVE BEN OF OUR CUST, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 25.82% Record.

PRUDENTIAL INVESTMENT MANAGEMENT SERVICES, 8.59% Record.

CHARLES SCHWAB, 101 MONTGOMERY STREET, MUTUAL FUNDS, SAN FRANCISCO, CA, 94104-4122, 7.81% Record.

Russell Investment Grade Bond - Class S—NATIONAL FINANCIAL SERVICES CO CUS, FOR THE EXCLUSIVE BEN OF OUR CUST, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 23.45% Record.

PRUDENTIAL INVESTMENT MANAGEMENT SERVICES, 21.46% Record.

CHARLES SCHWAB, 101 MONTGOMERY STREET, MUTUAL FUNDS, SAN FRANCISCO, CA, 94104-4122, 6.00% Record.

Russell Investment Grade Bond - Class Y—VIRTUA WEST JERSEY, HEALTH SYSTEM INC, MR ROBERT OSLER, 20 WEST STOW ROAD STE 8, MARLTON NJ 08053-3160, 12.79% Record.

RAYMOND JAMES & ASSOCIATES INC, ATTN SECURITY AUDIT, PO BOX 14547, ST PETERSBURG FL 33733-4547, 10.53% Record.

JAMES F ALLEN TTEE &, RICHARD HILL LAUBER TTEE, MASONRY INSTITUTE UA DTD 10/13/77, BBFO ATTN LAUREL SCOTTI, 2340 S RIVER RD STE 303, DES PLAINES IL 60018-3224, 9.12% Record.

ASBURY COMMUNITIES INC, 20030 CENTURY BLVD STE 300, GERMANTOWN MD 20874-1112, 8.77% Record.

RUSSELL TRUST COMPANY TTEE, CONTINENTAL AIRLINES PILOT LTD PLAN, UA DTD 11/12/1999, RUSSELL INVESTMENTS PLAN ADMIN, 909 A ST, TACOMA WA 8.04% Record.

CLAIRE GIANNINI FUND, GRAMERCY TOWERS, ATTN MS DOROTHY YAO, 1177 CALIFORNIA ST STE 233, SAN FRANCISCO CA 94108-2225, 7.39% Record.

AXA EQUITABLE LIFE INSURANCE CO, ON BEHALF OF SEPARATE ACCT 159T, FOSTERWHEELER, ATTN: LOUISE LAWSON FL 11, 1290 AVENUE OF THE AMERICAS, NEW YORK NY 10104-0101, 6.80% Record.

STEELCASE FOUNDATION, ATTN SUSAN BROMAN, PO BOX 1967, GRAND RAPIDS MI 49501-1967, 5.19% Record.

Russell Money Market - Class S—PRUDENTIAL INVESTMENT MANAGEMENT SERVICES, 42.60% Record.

EAST BAY COMMUNITY FOUNDATION, CAP PRESERVATION POOL, ATTN JAMES BANGURA, DE DOMENICO BLDG, 200 FRANK H OGAWA PLZ, OAKLAND CA 94612 19.88% Record.

NATIONAL FINANCIAL SERVICES CO CUS, FOR THE EXCLUSIVE BEN OF OUR CUST, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 5.86% Record.

Russell Real Estate Securities - Class E—NATIONAL FINANCIAL SERVICES CO CUS, FOR THE EXCLUSIVE BEN OF OUR CUST, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 20.80% Record.

PRINCIPAL FINANCIAL GROUP, THE, 245 LONG HILL ROAD, MIDDLETOWN, CT, 06457-4063, 9.58% Record.

PRINCIPAL FINANCIAL GROUP, THE, 245 LONG HILL ROAD, MIDDLETOWN, CT, 06457-4063, 9.33% Record.

Russell Real Estate Securities - Class S—PRUDENTIAL INVESTMENT MANAGEMENT SERVICES, 26.34% Record.

NATIONAL FINANCIAL SERVICES CO CUS, FOR THE EXCLUSIVE BEN OF OUR CUST, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 19.48% Record.

CHARLES SCHWAB, 101 MONTGOMERY STREET, MUTUAL FUNDS, SAN FRANCISCO, CA, 94104-4122, 5.63% Record.

Russell Real Estate Securities - Class Y—BALANCED STRATEGY FUND, RUSSELL IM&R, FUND OF FUNDS PORTFOLIO MANAGER, PO BOX 1616, TACOMA WA 98401-1616, 38.25% Record.

GROWTH STRATEGY FUND, RUSSELL IM&R, FUND OF FUNDS PORTFOLIO MANAGER, PO BOX 1616, TACOMA WA 98401-1616, 31.13% Record.

EQUITY GROWTH STRATEGY FUND, RUSSELL IM&R, FUND OF FUNDS PORTFOLIO MANAGER, PO BOX 1616, TACOMA WA 98401-1616, 17.22% Record.

MODERATE STRATEGY FUND, RUSSELL IM&R, FUND OF FUNDS PORTFOLIO MANAGER, PO BOX 1616, TACOMA WA 98401-1616, 5.24% Record.

Russell Short Duration Bond - Class A—PERSHING LLC (F.K.A. DONALDSON LUFKIN & JENRETTE SEC. CORP), PO BOX 2052, JERSEY CITY, NJ, 07303-2052, 11.17% Record.

Russell Short Duration Bond - Class C—NATIONAL FINANCIAL SERVICES CO CUST, FOR THE EXCLUSIVE BENEFIT OF, OUR CUSTOMERS, ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281-1003, 6.77% Record.

Russell Short Duration Bond - Class E—NATIONAL FINANCIAL SERVICES CO CUST, FOR THE EXCLUSIVE BENEFIT OF, OUR CUSTOMERS, ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281-1003, 31.92% Record.

PANHANDLE STATE BANK, PO BOX 3822, COEUR D ALENE ID 83816-2530, 21.49% Record.

Russell Short Duration Bond - Class S—NATIONAL FINANCIAL SERVICES CO CUS, FOR THE EXCLUSIVE BEN OF OUR CUST, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 32.42% Record.

PRUDENTIAL INVESTMENT MANAGEMENT SERVICES, 21.07% Record.

CHARLES SCHWAB, 101 MONTGOMERY STREET, MUTUAL FUNDS, SAN FRANCISCO, CA, 94104-4122, 7.67% Record.

VIRTUA WEST JERSEY, HEALTH SYSTEM INC, MR ROBERT OSLER, 20 WEST STOW ROAD STE 8, MARLTON NJ 08053-3160, 6.49% Record.

RUSSELL TRUST COMPANY TTEE, CONTINENTAL AIRLINES PILOT LTD PLAN, UA DTD 11/12/1999, RUSSELL INVESTMENTS PLAN ADMIN, 909 A ST, TACOMA WA 6.08% Record.

Russell Short Duration Bond - Class Y—CONSERVATIVE STRATEGY FUND, RUSSELL IM&R, FUND OF FUNDS PORTFOLIO MANAGER, PO BOX 1616, TACOMA WA 98401-1616, 68.08% Record.

SOUTHWEST WASHINGTON MEDICAL CENTER, DAVID WILLIE, 400 NE MOTHER

JOSEPH PL, VANCOUVER WA 98664-3200, 12.69% Record.

RUSSELL TRUST CO TTEE, ENERGEN CORPORATION, RETIRED HOURLY EE BENEFIT PL TR, RUSSELL

INVESTMENTS PLAN ADMIN, 909 A ST, TACOMA WA 98402-5111, 6.19% Record.

RUSSELL TRUST COMPANY TTEE, ENERGEN CORPORATION RETIRED, SALARIED EMPLOYEE BENEFIT PL TR, RUSSELL INVESTMENTS PLAN ADMIN, 909 A ST, TACOMA WA 98402-5111, 5.60% Record.

Russell Strategic Bond - Class I—NATIONAL FINANCIAL SERVICES CO CUS, FOR THE EXCLUSIVE BEN OF OUR CUST, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 31.55% Record.

CHARLES SCHWAB, 101 MONTGOMERY STREET, MUTUAL FUNDS, SAN FRANCISCO, CA, 94104-4122, 10.41% Record.

PRUDENTIAL INVESTMENT MANAGEMENT SERVICES, 8.76% Record.

Russell Strategic Bond - Class S—PRUDENTIAL INVESTMENT MANAGEMENT SERVICES, 59.00% Record.

NATIONAL FINANCIAL SERVICES CO CUST, FOR THE EXCLUSIVE BENEFIT OF, OUR CUSTOMERS, ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281-1003, 8.54% Record.

Russell Strategic Bond - Class Y—BALANCED STRATEGY FUND, RUSSELL IM&R, FUND OF FUNDS PORTFOLIO

MANAGER, PO BOX 1616, TACOMA WA 98401-1616, 46.98% Record.

MODERATE STRATEGY FUND, RUSSELL IM&R, FUND OF FUNDS PORTFOLIO MANAGER, PO BOX 1616, TACOMA WA 98401-1616, 16.73% Record.

GROWTH STRATEGY FUND, RUSSELL IM&R, FUND OF FUNDS PORTFOLIO MANAGER, PO BOX 1616, TACOMA WA 98401-1616, 16.20% Record.

CONSERVATIVE STRATEGY FUND, RUSSELL IM&R, FUND OF FUNDS PORTFOLIO MANAGER, PO BOX 1616, TACOMA WA 98401-1616, 8.99% Record.

Russell Tax Exempt Bond - Class C—NATIONAL FINANCIAL SERVICES CO CUST, FOR THE EXCLUSIVE BENEFIT OF, OUR CUSTOMERS, ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281-1003, 7.18% Record.

Russell Tax Exempt Bond - Class E—PANHANDLE STATE BNK & ITS DVNS, INTERMOUNTAIN COMM BNK &, MAGIC VALLEY BNK, PO BOX 3822, COEUR D ALENE ID 83816-2530, 6.74% Record.

Russell Tax Exempt Bond - Class S—NATIONAL FINANCIAL SERVICES CO CUS, FOR THE EXCLUSIVE BEN OF OUR CUST, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 39.41% Record.

CHARLES SCHWAB, 101 MONTGOMERY STREET, MUTUAL FUNDS, SAN FRANCISCO, CA, 94104-4122, 13.24% Record.

PRUDENTIAL INVESTMENT MANAGEMENT SERVICES, 6.06% Record.

Russell Tax-Managed U.S. Large Cap - Class C—NATIONAL FINANCIAL SERVICES CO CUS, FOR THE EXCLUSIVE BEN OF OUR CUST, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 7.03% Record.

WELLS FARGO ADVISORS, LLC/FIRST CLEARING CORP., 10700 WHEAT FIRST DRIVE, GLEN ALLEN, VA, 23060, 6.99% Record.

Russell Tax-Managed U.S. Large Cap - Class E—NATIONAL FINANCIAL SERVICES CO CUS, FOR THE EXCLUSIVE BEN OF OUR CUST, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 5.13% Record.

Russell Tax-Managed U.S. Large Cap - Class S—NATIONAL FINANCIAL SERVICES CO CUS, FOR THE EXCLUSIVE BEN OF OUR CUST, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 44.60% Record.

CHARLES SCHWAB, 101 MONTGOMERY STREET, MUTUAL FUNDS, SAN FRANCISCO, CA, 94104-4122, 8.62% Record.

Russell Tax-Managed U.S. Mid & Small Cap - Class E—NATIONAL FINANCIAL SERVICES CO CUS, FOR THE EXCLUSIVE BEN OF OUR CUST, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLR, 200

LIBERTY ST, NEW YORK NY 10281-1003, 17.30% Record.

Russell Tax-Managed U.S. Mid & Small Cap - Class S—NATIONAL FINANCIAL SERVICES CO CUS, FOR THE EXCLUSIVE BEN OF OUR CUST, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLR, 200

LIBERTY ST, NEW YORK NY 10281-1003, 38.19% Record.

CHARLES SCHWAB, 101 MONTGOMERY STREET, MUTUAL FUNDS, SAN FRANCISCO, CA, 94104-4122, 9.79% Record.

Russell U.S. Core Equity - Class E—NATIONAL FINANCIAL SERVICES CO CUST, FOR THE EXCLUSIVE BENEFIT OF, OUR CUSTOMERS, ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281-1003, 10.46% Record.

IDAHO TRUST NATIONAL BANK, 888 W BROAD ST, BOISE ID 83702-7140, 7.66% Record.

IDAHO TRUST NATIONAL BANK, 888 BROAD ST, BOISE ID 83702-7140, 5.82% Record.

PRINCIPAL FINANCIAL GROUP, THE, 245 LONG HILL ROAD, MIDDLETOWN, CT, 06457-4063, 5.75% Record.

PRINCIPAL FINANCIAL GROUP, THE, 245 LONG HILL ROAD, MIDDLETOWN, CT, 06457-4063, 5.55% Record.

Russell U.S. Core Equity - Class I—NATIONAL FINANCIAL SERVICES CO CUS, FOR THE EXCLUSIVE BEN OF OUR CUST, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 32.12% Record.

PRUDENTIAL INVESTMENT MANAGEMENT SERVICES, 11.37% Record.

CHARLES SCHWAB, 101 MONTGOMERY STREET, MUTUAL FUNDS, SAN FRANCISCO, CA, 94104-4122, 7.45% Record.

Russell U.S. Core Equity - Class S—PRUDENTIAL INVESTMENT MANAGEMENT SERVICES, 52.71% Record.

NATIONAL FINANCIAL SERVICES CO CUST, FOR THE EXCLUSIVE BEN OF OUR CUST, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 10.59% Record.

Russell U.S. Core Equity - Class Y—BALANCED STRATEGY FUND, RUSSELL IM&R, FUND OF FUNDS PORTFOLIO

MANAGER, PO BOX 1616, TACOMA WA 98401-1616, 30.31% Record.

GROWTH STRATEGY FUND, RUSSELL IM&R, FUND OF FUNDS PORTFOLIO MANAGER, PO BOX 1616, TACOMA WA 98401-1616, 29.08% Record.

EQUITY GROWTH STRATEGY FUND, RUSSELL IM&R, FUND OF FUNDS PORTFOLIO MANAGER, PO BOX 1616, TACOMA WA 98401-1616, 17.07% Record.

Russell U.S. Growth - Class E—NATIONAL FINANCIAL SERVICES CO CUS, FOR THE EXCLUSIVE BEN OF OUR CUST, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 61.00% Record.

WELLS FARGO ADVISORS, LLC/FIRST CLEARING CORP., 10700 WHEAT FIRST DRIVE, GLEN ALLEN, VA, 23060, 19.80% Record.

Russell U.S. Growth - Class I—APEX FOUNDATION, ATTN DAVID BRADY, PO BOX 1607, BELLEVUE WA 98009-1607, 26.88% Record.

NATIONAL FINANCIAL SERVICES CO CUS, FOR THE EXCLUSIVE BEN OF OUR CUST, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 14.86% Record.

PRUDENTIAL INVESTMENT MANAGEMENT SERVICES, 11.82% Record.

CHARLES SCHWAB, 101 MONTGOMERY STREET, MUTUAL FUNDS, SAN FRANCISCO, CA, 94104-4122, 7.66% Record.

EAST BAY COMMUNITY FOUNDATION, GROWTH POOL, ATTN JAMES BANGURA, DE DOMENICO BLDG, 200 FRANK H OGAWA PLZ, OAKLAND CA 94612-2005, 6.76% Record.

MARIL & CO FBO JA, C/O MARSHALL & ILSLEY, 11270 W PARK PL STE 400 PPW-0-WM, MILWAUKEE WI 53224-3638, 5.38% Record.

Russell U.S. Growth - Class S—PRUDENTIAL INVESTMENT MANAGEMENT SERVICES, 27.49% Record.

NATIONAL FINANCIAL SERVICES CO CUS, FOR THE EXCLUSIVE BEN OF OUR CUST, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 20.90% Record.

CHARLES SCHWAB, 101 MONTGOMERY STREET, MUTUAL FUNDS, SAN FRANCISCO, CA, 94104-4122, 7.34% Record.

Russell U.S. Quantitative Equity - Class E—NATIONAL FINANCIAL SERVICES CO CUST, FOR THE EXCLUSIVE BENEFIT OF, OUR CUSTOMERS, ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281-1003, 12.21% Record.

PRINCIPAL FINANCIAL GROUP, THE, 245 LONG HILL ROAD, MIDDLETOWN, CT, 06457-4063, 8.14% Record.

PRINCIPAL FINANCIAL GROUP, THE, 245 LONG HILL ROAD, , MIDDLETOWN, CT, 06457-4063, 6.17% Record.

Russell U.S. Quantitative Equity - Class I—NATIONAL FINANCIAL SERVICES CO CUS, FOR THE EXCLUSIVE BEN OF OUR CUST, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 32.33% Record.

PRUDENTIAL INVESTMENT MANAGEMENT SERVICES, 10.70% Record.

CHARLES SCHWAB, 101 MONTGOMERY STREET, MUTUAL FUNDS, SAN FRANCISCO, CA, 94104-4122, 7.50% Record.

Russell U.S. Quantitative Equity - Class S—PRUDENTIAL INVESTMENT MANAGEMENT SERVICES, 54.15% Record.

NATIONAL FINANCIAL SERVICES CO CUST, FOR THE EXCLUSIVE BENEFIT OF, OUR CUSTOMERS, ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281-1003, 10.30% Record.

Russell U.S. Quantitative Equity - Class Y—BALANCED STRATEGY FUND, RUSSELL IM&R, FUND OF FUNDS PORTFOLIO MANAGER, PO BOX 1616, TACOMA WA 98401-1616, 31.56% Record.

GROWTH STRATEGY FUND, RUSSELL IM&R, FUND OF FUNDS PORTFOLIO MANAGER, PO BOX 1616, TACOMA WA 98401-1616, 28.91% Record.

EQUITY GROWTH STRATEGY FUND, RUSSELL IM&R, FUND OF FUNDS PORTFOLIO MANAGER, PO BOX 1616, TACOMA WA 98401-1616, 17.12% Record.

Russell U.S. Small & Mid Cap - Class E—NATIONAL FINANCIAL SERVICES CO CUST, FOR THE EXCLUSIVE BENEFIT OF, OUR CUSTOMERS, ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281-1003, 21.39% Record.

PRINCIPAL FINANCIAL GROUP, THE, 245 LONG HILL ROAD, , MIDDLETOWN, CT, 06457-4063, 9.36% Record.

ORCHARD TRUST COMPANY LLC, TRUSTEE/CUST FBO RETIREMENT PLANS, 8515 E ORCHARD RD # 2T2, GREENWOOD VLG CO 80111-5002, 5.36% Record.

PRINCIPAL FINANCIAL GROUP, THE, 245 LONG HILL ROAD, MIDDLETOWN, CT, 06457-4063, 5.25% Record.

IDAHO TRUST NATIONAL BANK, 888 W BROAD ST, BOISE ID 83702-7140, 5.15% Record.

Russell U.S. Small & Mid Cap - Class I—NATIONAL FINANCIAL SERVICES CO CUS, FOR THE EXCLUSIVE BEN OF OUR CUST, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 35.80% Record.

PRUDENTIAL INVESTMENT MANAGEMENT SERVICES, 7.04% Record.

CHARLES SCHWAB, 101 MONTGOMERY STREET, MUTUAL FUNDS, SAN FRANCISCO, CA, 94104-4122, 6.83% Record.

Russell U.S. Small & Mid Cap - Class S—PRUDENTIAL INVESTMENT MANAGEMENT SERVICES, 41.21% Record.

NATIONAL FINANCIAL SERVICES CO CUS, FOR THE EXCLUSIVE BEN OF OUR CUST, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 15.46% Record.

CHARLES SCHWAB, 101 MONTGOMERY STREET, MUTUAL FUNDS, SAN FRANCISCO, CA, 94104-4122, 5.66% Record.

Russell U.S. Small & Mid Cap - Class Y—GROWTH STRATEGY FUND, RUSSELL IM&R, FUND OF FUNDS PORTFOLIO MANAGER, PO BOX 1616, TACOMA WA 98401-1616, 30.29% Record.

BALANCED STRATEGY FUND, RUSSELL IM&R, FUND OF FUNDS PORTFOLIO MANAGER, PO BOX 1616, TACOMA WA 98401-1616, 29.66% Record.

EQUITY GROWTH STRATEGY FUND, RUSSELL IM&R, FUND OF FUNDS PORTFOLIO MANAGER, PO BOX 1616, TACOMA WA 98401-1616, 16.84% Record.

MODERATE STRATEGY FUND, RUSSELL IM&R, FUND OF FUNDS PORTFOLIO MANAGER, PO BOX 1616, TACOMA WA 98401-1616, 5.13% Record.

Russell U.S. Value - Class E—NATIONAL FINANCIAL SERVICES CO CUS, FOR THE EXCLUSIVE BEN OF OUR CUST, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 47.53% Record.

GPC SECURITIES INC. AS AGENT FOR, RELIANCE TRUST CO. AS TTEE/CUST FBO, NORWOOD CLINIC INC. 401(K) PS RET P, PO BOX 105117, ATLANTA GA 30348-5117, 10.16% Record.

PRINCIPAL FINANCIAL GROUP, THE, 245 LONG HILL ROAD, MIDDLETOWN, CT, 06457-4063, 5.19% Record.

Russell U.S. Value - Class I—APEX FOUNDATION, ATTN DAVID BRADY, PO BOX 1607, BELLEVUE WA 98009-1607, 30.00% Record.

PRUDENTIAL INVESTMENT MANAGEMENT SERVICES, 18.66% Record.

NATIONAL FINANCIAL SERVICES CO CUS, FOR THE EXCLUSIVE BEN OF OUR CUST, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 15.98% Record.

CHARLES SCHWAB, 101 MONTGOMERY STREET, MUTUAL FUNDS, SAN FRANCISCO, CA, 94104-4122, 8.60% Record.

Russell U.S. Value - Class S—PRUDENTIAL INVESTMENT MANAGEMENT SERVICES, 58.37% Record.

NATIONAL FINANCIAL SERVICES CO CUS, FOR THE EXCLUSIVE BEN OF OUR CUST, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 11.79% Record.

CHARLES SCHWAB, 101 MONTGOMERY STREET, MUTUAL FUNDS, SAN FRANCISCO, CA, 94104-4122, 5.27% Record.

At November 6, 2009, the following shareholders could be deemed to “control” the following Funds because such shareholder owns more than 25% of the voting Shares of the indicated Fund. A shareholder who “controls” a Fund has the ability to exert a greater influence over the outcome of any proposals on which it is entitled to vote concerning the Fund than do non-controlling shareholders.

Russell Money Market Fund—PRUDENTIAL INVESTMENT MANAGEMENT SERVICES, 34.98% Record.

Russell Tax Exempt Bond Fund—NATIONAL FINANCIAL SERVICES CO CUS, FOR THE EXCLUSIVE BEN OF OUR CUST, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 35.34% Record.

Russell Tax-Managed U.S. Large Cap Fund—NATIONAL FINANCIAL SERVICES CO CUS, FOR THE EXCLUSIVE BEN OF OUR CUST, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 41.50% Record.

Russell Tax-Managed U.S. Mid & Small Cap Fund—NATIONAL FINANCIAL SERVICES CO CUS, FOR THE EXCLUSIVE BEN OF OUR CUST, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLR, 200

LIBERTY ST, NEW YORK NY 10281-1003, 35.71% Record.

Russell U.S. Value Fund—PRUDENTIAL INVESTMENT MANAGEMENT SERVICES, 34.74% Record.

The Trustees and officers of RIC, as a group, own less than 1% of any Class of any Fund.

TRUSTEES AND OFFICERS. The Board of Trustees is responsible for overseeing generally the operation of the Funds, including reviewing and approving the Funds’ contracts with Russell Investment Management Company (“RIMCo”), the Funds’ Adviser, and the money managers. Generally, a Trustee may be removed at any time by a vote of two-thirds of RIC Shares. A vacancy in the Board shall be filled by a vote of a majority of the remaining Trustees so long as after filling such vacancy, two-thirds of the Trustees have been elected by shareholders. There are three Trustees Emeritus. Trustees Emeritus do not have the power to vote on matters coming before the Board, or to direct the vote of any Trustee, and generally are not responsible or accountable in any way for the performance of the Board’s responsibilities. The officers, all of whom are employed by and are officers of RIMCo or its affiliates, are responsible for the day-to-day management and administration of the Funds’ operations.

The trustees and officers of certain Funds also serve in similar positions for funds of funds (the “Funds of Funds”) which invest in different combinations of some of the Funds. Thus, if the interests of a Fund and a Fund of Funds were to diverge, it is possible that a conflict of interest could arise. If such conflict arises, the trustees and officers of the affected Funds, respectively, will take all steps they believe reasonable to manage, and where possible, minimize the potential conflict, including possibly by disclosing the conflict to shareholders.

The Board of Trustees has established a standing Audit Committee, a standing Nominating and Governance Committee and a standing Investment Committee.

RIC’s Board of Trustees has adopted and approved a formal written charter for the Audit Committee, which sets forth the Audit Committee’s current responsibilities. The Audit Committee’s primary functions are: (1) oversight of the Funds’ accounting and financial reporting policies and practices and their internal controls, and, as appropriate, the internal controls of certain service providers; (2) oversight of the quality and objectivity of the Funds’ financial statements and the independent audit thereof; and (3) to act as liaison between the Funds’ Independent Registered Public Accounting Firm and the full Board. The Audit Committee reviews the maintenance of the Funds’ records and the safekeeping arrangements of RIC’s custodian, reviews both the audit and non-audit work of RIC’s Independent Registered Public Accounting Firm, submits a recommendation to the Board as to the selection of Independent Registered Public Accounting Firm, and pre-approves (i) all audit and non-audit services to be rendered by the Independent Registered Public Accounting Firm for RIC, (ii) all audit services provided to RIMCo, or any affiliate thereof that provides ongoing services to RIC, relating to the operations and financial reporting of RIC, and (iii) all non-audit services relating to the operations and financial reporting of RIC, provided to RIMCo, or any affiliate thereof that provides ongoing services to RIC, by any auditors with an ongoing relationship with RIC. It is management’s responsibility to maintain appropriate systems for accounting and internal control and the auditor’s responsibility to plan and carry out a proper audit. Currently, the Audit Committee members consist of Messrs. Raymond P. Tennison, Jr., Daniel P. Connealy and Jonathan Fine, and Ms. Kristianne Blake, each of whom is an independent Trustee. For the fiscal year ending October 31, 2008, the Audit Committee held four meetings.

RIC’s Board of Trustees has adopted and approved a formal written charter for the Nominating and Governance Committee, which sets forth the Nominating and Governance Committee’s current responsibilities. The primary functions of the Nominating and Governance Committee are to: (1) nominate and evaluate individuals for Trustee membership on the Board, including individuals who are not interested persons of RIC for independent Trustee membership; (2) supervise an annual assessment by the Trustees taking into account such factors as the Committee may deem appropriate; (3) review the composition of the Board; (4) review Independent Trustee compensation; and (5) make nominations for membership on all Board committees and review the responsibilities of each committee. The Committee will not consider nominees recommended by Shareholders of the Funds. Currently, the Nominating and Governance Committee members consist of Messr. Raymond P. Tennison and Mses. Julie W. Weston and Kristianne Blake, each of whom is an independent Trustee. For the fiscal year ending October 31, 2008, the Nominating and Governance Committee held one meeting.

RIC’s Board of Trustees has adopted and approved a formal written charter for the Investment Committee, which sets forth the Investment Committee’s current responsibilities. The Investment Committee: (1) shall regularly review and monitor the investment strategies and investment performance of the Funds; (2) shall review the kind, scope, and format of, and the time periods covered by, the investment performance data and related reports provided to the Board; (3) may review the investment performance benchmarks and peer groups used in reports delivered to the Board; (4) may review such matters that are related to the investments, investment strategies and investment performance of the Trust’s funds as would be considered by the Board as the Committee may deem to be necessary or appropriate; and (5) may meet with any officer of the Trusts, or officer or other representative of RIMCo, any subadviser to a fund or other service provider to the Trusts. Currently, the Investment Committee members consist of Ms. Julie W. Weston and Messrs. Thaddas L. Alston, Jack R. Thompson and Greg J. Stark. For the fiscal year ending October 31, 2008, the Investment Committee held four meetings.

RIC paid in aggregate $1,020,566 for the fiscal year ended October 31, 2008 to the Trustees who are not officers or employees of RIMCo or its affiliates. Trustees are paid an annual retainer plus meeting attendance and chairperson fees, both at the Board and Committee levels, in addition to any travel and other expenses incurred in attending Board and Committee meetings. RIC’s officers and employees are paid by RIMCo or its affiliates.

The following tables provide information for each officer and trustee of the Russell Fund Complex. The Russell Fund Complex consists of Russell Investment Company (“RIC”), which has 37 funds, and Russell Investment Funds (“RIF”), which has 10 funds. Each of the trustees is a trustee of both RIC and RIF. The first table provides information for the interested trustee. The second table provides information for the independent trustees. The third table provides information for the trustees emeritus. The fourth table provides information for the officers.

Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
INTERESTED TRUSTEES

#Greg J. Stark Born May 3, 1968 909 A Street Tacoma, Washington 98402-1616	• President and Chief Executive Officer since 2004 • Trustee since 2007	• Appointed until successor is duly elected and qualified • Until successor is chosen and qualified by Trustees	• President and CEO RIC and RIF • Chairman of the Board, President and CEO, RIMCo • Chairman of the Board, President and CEO, Russell Fund Services Company (“RFSC”) • Chairman of the Board, President and CEO, Russell Financial Services, Inc. • Chairman of the Board and President, Russell Insurance Agency, Inc. (insurance agency (“RIA”)) • Until 2004, Managing Director, of Individual Investor Services, FRC • 2000 to 2004 Managing Director, Sales and Client Service, RIMCo	47	None

#	Mr. Stark is also an officer and/or director of one or more affiliates of RIC and RIF and is therefore an Interested Trustee.

Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES

Thaddas L. Alston Born April 7, 1945 909 A Street Tacoma, Washington 98402-1616	Trustee since 2006	Appointed until successor is duly elected and qualified	• Senior Vice President, Larco Investments, Ltd. (real estate firm)	47	None

Kristianne Blake, Born January 22, 1954 909 A Street Tacoma, Washington 98402-1616	• Trustee since 2000 • Chairman since 2005	• Appointed until successor is duly elected and qualified • Annual	• Director and Chairman of the Audit Committee, Avista Corp. • Trustee and Chairman of the Operations Committee, Principal Investors Funds and Principal Variable Contracts Funds • Regent, University of Washington • President, Kristianne Gates Blake, P.S. (accounting services) • February 2002 to June 2005, Chairman of the Audit Committee, RIC and RIF • Trustee and Chairman of the Operations and Distribution Committee, WM Group of Funds, 1999-2006	47	• Director, Avista Corp; (electric utilities) • Trustee, Principal Investors Funds (investment company); • Trustee, Principal Variable Contracts Funds (investment company)

Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES

Daniel P. Connealy Born June 6, 1946 909 A Street Tacoma, Washington 98402-1616	• Trustee since 2003 • Chairman of Audit Committee since 2005	• Appointed until successor is duly elected and qualified • Appointed until successor is duly elected and qualified	• June 2004 to present, Senior Vice President and Chief Financial Officer, Waddell & Reed Financial, Inc.	47	None

Jonathan Fine Born July 8, 1954 909 A Street Tacoma, Washington 98402-1616	• Trustee since 2004	Appointed until successor is duly elected and qualified	• President and Chief Executive Officer, United Way of King County, WA	47	None

Raymond P. Tennison, Jr. Born December 21, 1955 909 A Street Tacoma, Washington 98402-1616	• Trustee since 2000 • Chairman of the Nominating and Governance Committee since 2007	• Appointed until successor is duly elected and qualified. • Appointed until successor is duly elected and qualified	• President, Simpson Investment Company and several additional subsidiary companies, including Simpson Timber Company, Simpson Paper Company and Simpson Tacoma Kraft Company	47	None

Jack R. Thompson, Born March 21, 1949 909 A Street Tacoma, Washington 98402-1616	• Trustee since 2005	Appointed until successor is duly elected and qualified	• September 2003 to present, • Independent Board Chair and Chairman of the Audit Committee, Sparx Asia Funds • September 2007 to present, Director, Board Chairman and Chairman of the Audit Committee, LifeVantage Corporation (health products company)	47	• Director, Sparx Asia Funds (investment company) • Director, Board Chairman and Chairman of the Audit Committee, LifeVantage Corporation (health products company)

Julie W. Weston, Born October 2, 1943 909 A Street Tacoma, Washington 98402-1616	• Trustee since 2002 • Chairperson of the Investment Committee since 2006	• Appointed until successor is duly elected and qualified • Appointed until successor is duly elected and qualified	Retired	47	None

*	Each Trustee is subject to mandatory retirement at age 72.

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
TRUSTEES EMERITUS

*George F. Russell, Jr., Born July 3, 1932 909 A Street Tacoma, Washington 98402-1616	Trustee Emeritus and Chairman Emeritus since 1999	Until resignation or removal	• Director Emeritus, Frank Russell Company (investment consultant to institutional investors (“FRC”)); and RIMCo • Chairman Emeritus, RIC and RIF; Russell Implementation Services Inc. (broker-dealer and investment adviser (“RIS”)); Russell 20-20 Association (non-profit corporation); and Russell Trust Company (non-depository trust company (“RTC”)) • Chairman, Sunshine Management Services, LLC (investment adviser)	47	None

Paul E. Anderson, Born October 15, 1931 909 A Street Tacoma, Washington 98402-1616	Trustee Emeritus since 2007	Five year term	• President, Anderson Management Group LLC (private investments consulting) • February 2002 to June 2005, Lead Trustee, RIC and RIF • Trustee of RIC and RIF until 2006 • Chairman of the Nominating and Governance Committee 2006	47	None

Lee C. Gingrich, Born October 6, 1930 909 A Street Tacoma, Washington 98402-1616	Trustee Emeritus since 2006	Five year term	• Retired since 1995 • Trustee of RIC and RIF until 2005 • Chairman of the Nominating and Governance Committee 2001-2005	47	None

*	Mr. Russell is also a director emeritus of one or more affiliates of RIC and RIF.

Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years
OFFICERS

Cheryl Wichers Born December 16, 1966 909 A Street Tacoma, Washington 98402-1616	Chief Compliance Officer since 2005	Until removed by Independent Trustees	• Chief Compliance Officer, RIC • Chief Compliance Officer, RIF • Chief Compliance Officer, RIMCo • Chief Compliance Officer, RFSC • April 2002-May 2005, Manager, Global Regulatory Policy

Greg J. Stark, Born May 3, 1968 909 A Street Tacoma, Washington 98402-1616	President and Chief Executive Officer since 2004	Until successor is chosen and qualified by Trustees

•    President and CEO, RIC and RIF

•    Chairman of the Board, President and CEO, RIMCo

•    Chairman of the Board, President and CEO, Russell Financial Services, Inc.

•    Chairman of the Board, President and CEO, RFSC

•    Chairman of the Board and President, Russell Insurance Agency, Inc. (insurance agency (“RIA”))

•    Until 2004, Managing Director of Individual Investor Services, FRC

•    2000 to 2004, Managing Director, Sales and Client Service, RIMCo

Mark E. Swanson, Born November 26, 1963 909 A Street Tacoma, Washington 98402-1616	Treasurer and Chief Accounting Officer since 1998	Until successor is chosen and qualified by Trustees

•    Treasurer, Chief Accounting Officer and CFO, RIC and RIF

•    Director, Funds Administration, RIMCo, RFSC, RTC and Russell Financial Services, Inc.

•    Treasurer and Principal Accounting Officer, SSgA Funds

Peter Gunning, Born February 22, 1967 909 A Street Tacoma, Washington 98402-1616	Chief Investment Officer since 2008	Until removed by Trustees	• Chief Investment Officer, RIC and RIF • Director, RIMCo and FRC • 1996 to 2008 Chief Investment Officer, Russell, Asia Pacific

Gregory J. Lyons, Born August 24, 1960 909 A Street Tacoma, Washington 98402-1616	Secretary since 2007	Until successor is chosen and qualified by Trustees

•    U.S. General Counsel and Assistant Secretary FRC

•    Director and Assistant Secretary, RIA

•    Secretary, RIMCo, RFSC and Russell Financial Services, Inc.

•    Secretary and Chief Legal Counsel, RIC and RIF

TRUSTEE COMPENSATION TABLE

FOR THE FISCAL YEAR ENDED OCTOBER 31, 2008

	AGGREGATE COMPENSATION FROM RIC	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF RIC EXPENSES	ESTIMATED ANNUAL BENEFITS UPON RETIREMENT	TOTAL COMPENSATION FROM RIC AND RUSSELL FUND COMPLEX PAID TO TRUSTEES
INTERESTED TRUSTEE
Greg J. Stark	$0	$0	$0	$0
INDEPENDENT TRUSTEES
Thaddas L. Alston	$110,501	$0	$0	$114,167
Kristianne Blake	$163,137	$0	$0	$168,666
Daniel P. Connealy	$116,758	$0	$0	$120,667
Jonathan Fine	$108,955	$0	$0	$112,667
Raymond P. Tennison, Jr.	$119,203	$0	$0	$123,167
Jack R. Thompson	$109,512	$0	$0	$113,167
Julie W. Weston	$125,005	$0	$0	$129,166
TRUSTEES EMERITUS
George F. Russell, Jr.	$0	$0	$0	$0
Paul E. Anderson	$40,200	$0	$0	$41,600
Paul Anton, Ph.D.#	$6,695	$0	$0	$6,933
William E. Baxter*	$40,200	$0	$0	$41,600
Lee C. Gingrich	$40,200	$0	$0	$41,600
Eleanor W. Palmer**	$40,200	$0	$0	$41,600

#	Effective December 31, 2007, Dr. Anton’s term as Trustee Emeritus expired.

*	Effective March 2, 2009, Mr. Baxter’s term as Trustee Emeritus expired.

**	Effective May 25, 2009, Ms. Palmer’s term as Trustee Emeritus expired.

EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES

FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2008

	DOLLAR RANGE OF EQUITY SECURITIES IN EACH FUND		AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEES IN RUSSELL FUND COMPLEX
INTERESTED TRUSTEE
Greg J. Stark	Russell Global Equity Fund Russell Strategic Bond Fund Russell Emerging Markets Fund Russell U.S. Small & Mid Cap Fund	$50,001-$100,000 $50,001-$100,000 $10,001-$50,000 $10,001-$50,000	Over $100,000
INDEPENDENT TRUSTEES
Thaddas L. Alston	Russell Money Market Fund	$50,001-$100,000	$50,001-$100,000
Kristianne Blake	Russell U.S. Value Fund Russell Money Market Fund	$50,001-$100,000 Over $100,000	Over $100,000
Daniel P. Connealy	Russell International Developed Markets Fund Russell U.S. Core Equity Fund Russell Strategic Bond Fund Russell Emerging Markets Fund Russell U.S. Value Fund Russell U.S. Growth Fund	$10,001-$50,000 $50,001-$100,000 $10,001-$50,000 $10,001-$50,000 $1-$10,000 $10,001-$50,000	Over $100,000

Jonathan Fine

Russell Money Market Fund

Russell Emerging Markets Fund

Russell Global Equity Fund

Russell Real Estate Securities Fund

Russell Strategic Bond Fund

Russell Tax Exempt Bond Fund

Russell International Developed Markets Fund

Russell U.S. Core Equity Fund

Russell U.S. Small & Mid Cap Fund

		$1-$10,000 $10,001-$50,000 $10,001-$50,000 $10,001-$50,000 $10,001-$50,000 $10,001-$50,000 $50,001-$100,000 $50,001-$100,000 $50,001-$100,000	Over $100,000
Raymond P. Tennison, Jr.

Russell Real Estate Securities Fund

Russell U.S. Value Fund

Russell Tax Exempt Bond Fund

Russell U.S. Core Equity Fund

Russell U.S. Small & Mid Cap Fund

Russell U.S. Quantitative Equity Fund

Russell International Developed Markets Fund

		$10,001-$50,000 $10,001-$50,000 $10,001-$50,000 Over $100,000 Over $100,000 Over $100,000 Over $100,000	Over $100,000
Jack R. Thompson	Russell Real Estate Securities Fund Russell Emerging Markets Fund Russell U.S. Growth Fund	$10,001-$50,000 $10,001-$50,000 $10,001-$50,000	$50,001-$100,000
Julie W. Weston	Russell Global Equity Fund Russell International Developed Markets Fund Russell Strategic Bond Fund Russell Real Estate Securities Fund	$10,001-$50,000 $1-$10,000 $50,001-$100,000 $10,001-$50,000	Over $100,000
TRUSTEES EMERITUS
George F. Russell, Jr.	None	None	None
Paul E. Anderson	None	None	Over $100,000
William E. Baxter	Russell U.S. Quantitative Equity Fund	$1-$10,000	$1-$10,000
Lee C. Gingrich	Russell Real Estate Securities Fund Russell U.S. Small & Mid Cap Fund Russell U.S. Quantitative Equity Fund	$50,001-$100,000 $50,001-$100,000 $50,001-$100,000	Over $100,000
Eleanor W. Palmer	None	None	None

OPERATION OF RIC

SERVICE PROVIDERS. Most of RIC’s necessary day-to-day operations are performed by separate business organizations under contract to RIC. The principal service providers are:

Money Manager Research Services and Trade Placement Agent	Frank Russell Company

Adviser	Russell Investment Management Company

Administrator and Transfer and Dividend Disbursing Agent	Russell Fund Services Company

Money Managers	Multiple professional discretionary investment management organizations

Custodian and Portfolio Accountant	State Street Bank and Trust Company

Distributor	Russell Financial Services, Inc. (formerly Russell Fund Distributors, Inc.)

MONEY MANAGER RESEARCH SERVICES AND TRADE PLACEMENT AGENT. FRC, the corporate parent of RIMCo, was responsible for organizing RIC and provides ongoing money manager research and trade placement services to RIC and RIMCo, as described in the Prospectuses. Neither RIMCo nor RIC compensates FRC for its services.

FRC is a diversified financial services company that provides a variety of financial services and products to and through unincorporated divisions and wholly owned subsidiaries.

As affiliates, FRC and RIMCo may establish certain intercompany cost allocations that reflect the services supplied to RIMCo. George F. Russell, Jr., Trustee Emeritus and Chairman Emeritus of RIC, is the Chairman Emeritus of FRC. RIMCo is a wholly owned subsidiary of FRC.

FRC is a subsidiary of The Northwestern Mutual Life Insurance Company (“Northwestern Mutual”). Founded in 1857, Northwestern Mutual is a mutual insurance company organized under the laws of Wisconsin. Northwestern Mutual, its subsidiaries and affiliates offer insurance and investment products and advisory services that address client needs for financial protection, capital accumulation, and estate preservation and distribution. Products and services for the personal, business, estate and pension markets include permanent and term life insurance, disability income insurance, long-term care insurance, annuities, trust services and mutual funds.

ADVISER. RIMCo provides or oversees the provision of all investment advisory and portfolio management services for the Funds, including developing the investment program for each Fund. Until January 1, 2008, the Funds paid RIMCo a fee for advisory and administrative services. Beginning on January 1, 2008, the Funds began paying an advisory fee to RIMCo and an administrative fee to RFSC. There was no change in the services provided to the Funds or in aggregate fees paid by the Funds for advisory and administrative services.

Except for the Russell Money Market Fund, RIMCo allocates most of each Fund’s assets to multiple money managers. RIMCo exercises investment discretion over the portion of each Fund’s assets that RIMCo determines not to allocate to the money managers and for each Fund’s cash reserves by selecting the individual portfolio securities for those portions of assets. RIMCo may also directly manage portions of a Fund during transitions between money managers.

RIMCo selects, subject to the approval of the Fund’s Board, money managers for the Funds, allocates Fund assets among money managers, oversees the money managers and evaluates the performance results. The Funds’ money managers select the individual portfolio securities for the assets assigned to them. RIMCo currently manages the Russell Money Market Fund. RIMCo, as agent for RIC, pays the money managers’ fees for the Funds, as a fiduciary for the Funds, out of the advisory fee paid by the Funds to RIMCo. The remainder of the advisory fee is retained by RIMCo as compensation for the services described above and to pay expenses.

Each of the Funds pays an advisory fee directly to RIMCo, billed monthly on a pro rata basis and calculated as a specified percentage of the average daily net assets of each of the Funds. (See the applicable Prospectus for the Funds’ annual advisory percentage rates.)

ADMINISTRATOR. RFSC, with the assistance of RIMCo and FRC, provides the Funds with office space, equipment and the personnel necessary to operate and administer the Funds’ business and to supervise the provision of services by certain third parties such as the custodian.

Each of the Funds pays an administrative fee directly to RFSC, billed monthly on a pro rata basis and calculated as a specified percentage of the average daily net assets of each of the Funds. Services which are administrative in nature are provided by RFSC pursuant to an Administrative Agreement for an annual fee of 0.05% of the average daily net asset value of each Fund.

In addition to the advisory and administrative fees payable by the Funds to RIMCo and RFSC, each Fund that invests its cash reserves or collateral received in securities lending transactions in the Russell Money Market Fund will bear indirectly a proportionate share of the Russell Money Market Fund’s operating expenses, which include the advisory and administrative fees that the Russell Money Market Fund pays to RIMCo and RFSC. Until October 2009, cash reserves and a portion of the securities lending collateral for all Funds were invested in the Russell Money Market Fund. The aggregate annual rate of advisory and administrative fees payable to RIMCo and RFSC on the cash reserves and securities lending collateral invested in the Russell Money Market Fund was 0.10% (net of fee waivers and reimbursements).

Commencing in October 2009, each of the Funds which invested its cash reserves or cash collateral received in securities lending transactions (together, the “Cash Balances”) in the Russell Money Market Fund instead began investing those Cash Balances in either the Russell U.S. Cash Management Fund or the Russell U.S. Cash Collateral Fund, unregistered funds advised by RIMCo and administered by RFSC (the “Cash Management Fund” and the “Cash Collateral Fund,” respectively). The aggregate annual rate of advisory and administrative fees payable to RIMCo and RFSC on the Cash Balances invested in the Cash Management Fund and the Cash Collateral Fund is 0.10%, respectively, the same as the net aggregate annual rate of advisory and administrative fees payable to RIMCo and RFSC with respect to the Russell Money Market Fund.

The Funds paid RIMCo the following advisory fees (gross of reimbursements and/or waivers) for the fiscal years ended October 31, 2008, October 31, 2007 and October 31, 2006, respectively:

	$Amount Paid			Annual rate (as a % of average daily net assets)
Fund	2008	2007	2006	2008	2007	2006
Russell U.S. Core Equity	$12,720,104	$9,877,300	$7,838,325	0.55%	0.55%	0.55%
Russell U.S. Quantitative Equity	10,443,818	9,533,647	8,472,726	0.55%	0.55%	0.55%
Russell U.S. Growth	1,451,522	1,534,923	1,495,224	0.80%	0.80%	0.80%
Russell U.S. Value	2,293,936	3,187,868	2,674,939	0.70%	0.70%	0.70%
Russell U.S. Small & Mid Cap	4,733,105	4,353,337	4,546,511	0.70%	0.70%	0.70%
Russell International Developed Markets	15,931,795	14,266,417	12,724,054	0.70%	0.70%	0.70%
Russell Global Equity*	10,319,777	6,154,145	N/A	0.95%	0.95%	N/A
Russell Emerging Markets	17,235,737	16,650,986	11,961,392	1.15%	1.15%	1.15%
Russell Tax-Managed U.S. Large Cap	3,682,532	3,820,905	3,164,647	0.70%	0.70%	0.70%
Russell Tax-Managed U.S. Mid & Small Cap	2,336,729	2,432,046	1,905,548	0.98%	0.98%	0.98%
Russell Strategic Bond	11,906,977	5,816,173	3,607,880	0.50%	0.50%	0.50%
Russell Investment Grade Bond	3,518,323	3,432,498	3,327,844	0.25%	0.25%	0.25%
Russell Short Duration Bond	1,987,404	3,241,444	5,172,197	0.45%	0.45%	0.45%
Russell Tax Exempt Bond	1,198,515	994,132	813,614	0.30%	0.30%	0.30%
Russell Real Estate Securities	16,346,340	17,374,753	14,117,404	0.80%	0.80%	0.80%
Russell Money Market	13,951,547	10,565,141	7,373,062	0.20%	0.20%	0.20%

*	The Russell Global Equity Fund commenced operations on February 28, 2007.

RIMCo and RFSC have contractually agreed to waive and/or reimburse all or a portion of their advisory and administrative fees for certain Funds. This arrangement is not part of the Advisory Agreement with RIC or the Administrative Agreement and may be changed or discontinued. RIMCo currently calculates its advisory fee based on a Fund’s average daily net assets. The following paragraphs list the current waivers and those that were in effect during the last three fiscal years.

Current Waivers:

For the Russell Money Market Fund, RIMCo has contractually agreed, until February 28, 2011, to waive 0.15% of its advisory fee. This waiver may not be terminated during the relevant period except at the Board’s discretion.

For the Russell Tax-Managed U.S. Mid & Small Cap Fund, RIMCo has contractually agreed, until February 28, 2010, to waive up to the full amount of its 0.98% advisory fee and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 1.10% of the average daily net assets of that Fund on an annual basis. This waiver and reimbursement may not be terminated during the relevant period except at the Board’s discretion. Direct Fund-level expenses for the Fund do not include 12b-1 fees, shareholder services fees, transfer agency fees, the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund or extraordinary expenses.

For the Russell U.S. Growth Fund, RIMCo has contractually agreed, until February 28, 2010, to waive up to the full amount of its 0.80% advisory fee and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.98% of the average daily net assets of the Fund on an annual basis. This waiver and reimbursement may not be terminated during the relevant period except at the Board’s discretion. Direct Fund-level expenses for the Fund do not include 12b-1 fees, shareholder services fees, transfer agency fees, the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund or extraordinary expenses.

For the Russell Strategic Bond Fund, RIMCO has contractually agreed, until February 28, 2010, to waive 0.07% of its 0.50% advisory fee for the Fund. This waiver may not be terminated during the relevant period except at the Board’s discretion.

Beginning September 1, 2008, RFSC has contractually agreed to waive, at least through February 28, 2010, a portion of its transfer agency fees for certain Classes of certain RIC Funds as set forth below.

Fund and Class	Amount Waived
Russell U.S. Core Equity – Class E	0.13%
Russell U.S. Small & Mid Cap – Class E	0.13%
Russell U.S. Quantitative Equity – Class E	0.13%
Russell Investment Grade Bond – Class E	0.13%
Russell Strategic Bond – Class E	0.13%
Russell International Developed Markets – Class E	0.13%
Russell U.S. Core Equity – Class I	0.05%
Russell U.S. Quantitative Equity – Class I	0.05%
Russell Investment Grade Bond – Class I	0.05%
Russell Strategic Bond – Class A,C & S	0.02%
Russell Strategic Bond – Class I	0.05%
Russell International Developed Markets – Class I	0.05%
Russell Tax-Managed U.S. Mid & Small Cap – Class C, E & S	0.03%
Russell Tax-Managed U.S. Large Cap – Class C, E & S	0.08%
Russell Short Duration Bond – Class A, C, E & S	0.08%
Russell Tax Exempt Bond Fund – Class C, E & S	0.08%
Russell U.S. Growth Fund – Class I	0.05%

Beginning October 1, 2008, RFSC has contractually agreed to waive, at least through February 28, 2011, a portion of its transfer agency fees for certain Classes of certain RIC Funds as set forth below.

Fund and Class	Amount Waived
Money Market Fund – Class A	0.01%
Money Market Fund – Class S	0.12%

Past Waivers:

For the Russell U.S. Growth Fund, RIMCo contractually agreed to waive through December 31, 2008, up to the full amount of its 0.80% advisory fees and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.98% of the average daily net assets of the Fund on an annual basis. Direct Fund-level expenses for the Fund do not include 12b-1 fees, shareholder services fees, transfer agency fees or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund. The total amount of the waiver for the period ended October 31, 2008 was $190,252. There were no reimbursements for the period ended October 31, 2008. As a result of the waiver, the Fund paid advisory fees of $1,261,270 for the fiscal year ended October 31, 2008.

For the Russell U.S. Growth Fund, RIMCo contractually agreed to waive through December 31, 2007, up to the full amount of its 0.85% combined advisory and administrative fees and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.98% of the average daily net assets of the Fund on an annual basis. Direct Fund-level expenses for the Fund do not include 12b-1 fees, shareholder services fees, transfer agency fees or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund. The total amount of the waiver for the period ended October 31, 2007 was $73,533. There were no reimbursements for the period ended October 31, 2007. As a result of the waivers, the Fund paid advisory and administrative fees of $1,557,349 for the fiscal year ended October 31, 2007.

For the Russell U.S. Growth Fund, RIMCo contractually agreed to waive through December 31, 2006, up to the full amount of its transfer agency fees, administrative fees, and advisory fees, to the extent that expenses for each of Class C, Class E, Class I and Class S exceed 2.25%, 1.40%, 0.95% and 1.15%, respectively, of the average daily net assets of each such class on an annual basis. RIMCo waived fees in the amount of $234,128 for the fiscal year ended October 31, 2006. There were no reimbursements for the period ended October 31, 2006. As a result of the waivers, the Fund paid advisory and administrative fees of $1,354,548 for the fiscal year ended October 31, 2006.

For the Russell U.S. Value Fund, RIMCo had contractually agreed to waive through February 28, 2007, up to the full amount of its transfer agency fees, administrative fees, and advisory fees, to the extent that expenses for Class C, Class E, Class I and Class S exceed 2.25%, 1.40%, 0.95% and 1.15%, respectively, of the average daily net assets of each such class on an annual basis. There were no waivers or reimbursements for the fiscal year ended October 31, 2006 and 2007.

From January 1, 2008 through August 31, 2008, for the Russell Tax-Managed U.S. Mid & Small Cap Fund, RIMCo contractually agreed to waive up to the full amount of its 0.98% advisory fee and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 1.10% of the average daily net assets of that Fund on an annual basis. Direct Fund-level expenses for the Fund do not include 12b-1 fees, shareholder services fees, transfer agency fees or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund. RIMCo waived fees in the amount of $248,827 for the fiscal year ended October 31, 2008. There were no reimbursements for the fiscal year ended October 31, 2008. As a result of the waiver, the Fund paid advisory fees of $2,087,902 for the fiscal year ended October 31, 2008.

For the Russell Tax-Managed U.S. Mid & Small Cap Fund, RIMCo contractually agreed to waive through December 31, 2007, up to the full amount of its 1.03% combined advisory and administrative fees and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 1.25% of the average daily net assets of that Fund on an annual basis. Direct Fund-level expenses for the Fund do not include 12b-1 fees, shareholder services fees or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund. RIMCo waived fees in the amount of $178,899 and $134,550 for the fiscal years ended October 31, 2006 and 2007. There were no reimbursements for the fiscal years ended October 31, 2006 and 2007. As a result of the waivers, the Fund paid advisory and administrative fees of $1,823,871 and $2,425,797 for the fiscal years ended October 31, 2006 and 2007, respectively.

On October 1, 2008, the Strategic Bond Fund’s direct Fund-level expenses were capped at 0.51%. RIMCo had contractually agreed to waive, at least through February 28, 2009, up to the full amount of its 0.50% advisory fee and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.51% of the average daily net assets of that Fund on an annual basis. Fund-level expenses do not include 12b-1 fees, shareholder services fees, transfer agency fees, the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund. The total amount of the waiver for the fiscal year ended October 31, 2008 was $911,796. As a result of the waiver, the Fund paid advisory fees of $10,995,181 for the fiscal year ended October 31, 2008.

From September 1, 2008 to February 28, 2009, for the Russell Short Duration Bond Fund, RIMCo has contractually agreed to waive up to the full amount of its 0.45% advisory fee and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.65% of the average daily net assets of that Fund on an annual basis. Direct Fund-level expenses for the Fund do not include 12b-1 fees, shareholder services fees, transfer agency fees or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund. From January 1, 2008 through August 31, 2008, for the Russell Short Duration Bond Fund, RIMCo contractually agreed to waive up to the full amount of its 0.45% advisory fee and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.75% of the average daily net assets of that Fund on an annual basis. Direct Fund-level expenses for the Fund do not include 12b-1 fees, shareholder services fees or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund. RIMCo waived fees in the amount of $40,729 for the fiscal year ended October 31, 2008. There was no reimbursement for the fiscal year ended October 31, 2008. As a result of the waiver, the Fund paid advisory fees of $1,946,675 for the fiscal year ended October 31, 2008.

Effective March 1, 2007, for the Russell Short Duration Bond Fund, RIMCo contractually agreed to waive through December 31, 2007, up to the full amount of its 0.50% combined advisory and administrative fees and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.75% of the average daily net assets of that Fund on an annual basis. Direct Fund-level expenses for the Fund do not include 12b-1 fees, shareholder services fees or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund. There were no waivers for the fiscal year ended October 31, 2007.

For the Russell Money Market Fund, RIMCo contractually agreed to waive through December 31, 2008, 0.15% of its 0.20% advisory fee. RIMCo waived fees in the amounts of $10,463,661 for the fiscal year ended October 31, 2008. As a result of the waiver, the Fund paid advisory fees equal to $3,487,886 for the fiscal year ended October 31, 2008.

For the Russell Money Market Fund, RIMCo contractually agreed to waive through December 31, 2007, 0.15% of its 0.25% combined advisory and administrative fee. RIMCo waived fees in the amounts of $5,529,795 and $7,923,640 for the fiscal years ended October 31, 2006 and 2007, respectively. As a result of the waivers, the Fund paid advisory and administrative fees equal to $3,686,532 and $5,282,785 for the fiscal years ended October 31, 2006 and 2007, respectively.

From September 15, 2004 to September 30, 2008, for the Russell U.S. Core Equity, Russell U.S. Quantitative Equity, Russell U.S. Small & Mid Cap, Russell International Developed Markets, Russell Strategic Bond and Russell Investment Grade Bond Funds, RIMCo contractually agreed to waive 0.02% of its 0.05% administrative fee. For the fiscal years ended October 31, 2006, 2007 and 2008 RIMCo waived administrative fees in the amounts of $285,030, $359,174 and $390,611 for the Russell U.S. Core Equity Fund, $308,099, $346,678 and $309,448 for the Russell U.S. Quantitative Equity Fund, $129,900, $124,381 and $112,740 for the Russell U.S. Small & Mid Cap Fund, $363,544, $407,612 and $387,130 for the Russell International Developed Markets Fund, $144,315, $232,647 and $356,788 for the Russell Strategic Bond Fund and $266,228, $274,600 and $261,933 for the Russell Investment Grade Bond Fund, respectively.

For the Class Y Shares of each of the Russell U.S. Core Equity, Russell U.S. Quantitative Equity, Russell U.S. Small & Mid Cap, Russell International Developed Markets, Russell Strategic Bond and Russell Investment Grade Bond Funds, RIMCo contractually agreed to waive through February 28, 2006, up to the full amount of its transfer agency fees to the extent that those fees affected “Other Expenses” of Class Y Shares of one of those Funds by one basis point or more. For the fiscal year ended October 31 2006, RIMCo did not waive any portion of its transfer agency fees for any of those Funds.

From January 1, 2008 through August 31, 2008, for the Class E Shares of the Russell Investment Grade Bond Fund, RFSC contractually agreed to waive its transfer agency fees to the extent that those fees for that class exceed 0.05% of the average daily net assets of the Class E Shares. For the Class E Shares of the Russell Investment Grade Bond Fund, RIMCo as transfer agent contractually agreed to waive from October 22, 2007 to December 31, 2007 its transfer agency fees to the extent that those fees for that class exceeded 0.05% of the average daily net assets of the Class E Shares. There were no waivers for the fiscal year ended October 31, 2007. From January 1, 2008 through August 31, 2008, for Class I Shares of the Russell U.S. Growth Fund, RFSC contractually agreed to waive its transfer agency fees to the extent that those fees for that class exceed 0.01% of the average daily net assets of the Class I Shares.

Effective September 1, 2008 (October 1, 2008 for the Russell Money Market Fund) transfer agent fees were charged at the class level. Prior to this date, transfer agent fees were charged at the Fund level. RFSC has contractually agreed to waive a portion of its transfer agency fees as follows:

Fund	Class	Waivers	Amount waived for fiscal year ended 10/31/08
Russell U.S. Core Equity	E	0.13%	$23,226
Russell U.S. Core Equity	I	0.05	$83,955
Russell U.S. Quantitative Equity	E	0.13	$17,839
Russell U.S. Quantitative Equity	I	0.05	$78,302
Russell U.S. Growth	I	0.05	$39,899
Russell U.S. Small & Mid Cap	E	0.13	$10,311
Russell International Developed Markets	E	0.13	$22,587
Russell International Developed Markets	I	0.05	$89,732
Russell Tax-Managed U.S. Large Cap	C	0.08	$2,112
Russell Tax-Managed U.S. Large Cap	E	0.08	$1,887
Russell Tax-Managed U.S. Large Cap	S	0.08	$53,105
Russell Tax-Managed U.S. Mid & Small Cap	C	0.03	$535
Russell Tax-Managed U.S. Mid & Small Cap	E	0.03	$156
Russell Tax-Managed U.S. Mid & Small Cap	S	0.03	$9,153
Russell Strategic Bond	A	0.02	$540
Russell Strategic Bond	C	0.02	$2,389
Russell Strategic Bond	E	0.13	$124,589
Russell Strategic Bond	I	0.05	$67,264
Russell Strategic Bond	S	0.02	$23,019
Russell Investment Grade Bond	E	0.13	$11,556
Russell Investment Grade Bond	I	0.05	$37,126
Russell Short Duration Bond	A	0.08	$621
Russell Short Duration Bond	C	0.08	$2,861
Russell Short Duration Bond	E	0.08	$2,052
Russell Short Duration Bond	S	0.08	$41,799
Russell Tax Exempt Bond	C	0.08	$2,304
Russell Tax Exempt Bond	E	0.08	$2,551
Russell Tax Exempt Bond	S	0.08	$51,550
Russell Money Market	A	0.01	$62,019
Russell Money Market	S	0.12	$710,252

From its advisory fees, RIMCo, as agent for RIC, pays all fees to the money managers for their investment selection services. The table in the next section entitled “Money Managers” sets forth the fees paid to money managers. The following table sets forth the net advisory fees retained by RIMCo:

	$Amount Paid			Annual rate (as a % of average daily net assets)
Fund	2008	2007	2006	2008	2007	2006
Russell U.S. Core Equity	$7,603,127	$6,002,229	$4,822,806	0.33%	0.33%	0.34%
Russell U.S. Quantitative Equity	7,302,000	7,074,888	6,511,796	0.40%	0.41%	0.42%
Russell U.S. Growth	927,941	988,503	978,117	0.51%	0.51%	0.52%
Russell U.S. Value	1,427,075	2,058,114	1,758,670	0.43%	0.45%	0.46%
Russell U.S. Small & Mid Cap	1,862,871	1,681,897	1,682,923	0.28%	0.27%	0.26%
Russell International Developed Markets	9,135,836	8,336,682	7,226,834	0.40%	0.41%	0.40%
Russell Global Equity*	6,150,192	3,859,218	N/A	0.57%	0.60%	N/A
Russell Emerging Markets	9,907,558	9,446,177	6,976,508	0.65%	0.65%	0.67%
Russell Tax-Managed U.S. Large Cap	2,150,620	2,263,169	1,790,336	0.41%	0.41%	0.40%
Russell Tax-Managed U.S. Mid & Small Cap	1,495,605	1,583,634	1,225,531	0.62%	0.64%	0.63%
Russell Strategic Bond	8,768,179	4,615,845	2,795,816	0.39%	0.40%	0.39%
Russell Investment Grade Bond	2,436,078	2,496,916	2,440,213	0.17%	0.18%	0.18%
Russell Short Duration Bond	1,402,253	2,242,228	3,678,839	0.32%	0.31%	0.32%
Russell Tax Exempt Bond	499,004	399,202	312,699	0.13%	0.12%	0.12%
Russell Real Estate Securities	11,050,403	12,297,585	10,033,298	0.54%	0.57%	0.57%
Russell Money Market	13,951,547	10,565,141	7,373,062	0.20%	0.20%	0.20%

*	The Russell Global Equity Fund commenced operations on February 28, 2007.

RIMCo is a wholly-owned subsidiary of FRC, a subsidiary of The Northwestern Mutual Life Insurance Company. RIMCo’s mailing address is 909 A Street, Tacoma, WA 98402.

PORTFOLIO MANAGERS. The RIMCo Managers (RIMCo’s employees who manage the Funds, oversee the money managers and have primary responsibility for the management of the Funds) are compensated by RIMCo with salaries, bonuses (paid in cash), profit sharing contributions and a long-term incentive plan. Salaries are fixed annually and are driven by the market place. Bonuses are based on the RIMCo Manager’s performance, which performance is measured both quantitatively (evaluated based on 1-year and 3-year measurement horizons with pre-tax comparisons to both a Fund’s index benchmark and relevant peer group) and qualitatively (evaluated based on the RIMCo Manager’s quality of decisions made for the accounts, contributions to client services efforts and improvement of RIMCo’s investment process). Bonus determinations are made based on performance of all accounts managed by a RIMCo Manager taking into consideration the number of accounts and the assets under management in each account. The market indexes and peer group averages used to evaluate the performance of the Funds are as follows:

Russell U.S. Core Equity Fund	Russell 1000® Index Lipper Large-Cap Core Funds Average

Russell U.S. Quantitative Equity Fund	Russell 1000® Index Lipper Multi-Cap Core Funds Average

Russell U.S. Growth Fund	Russell 1000® Growth Index Lipper Multi-Cap Growth Funds Average

Russell U.S. Value Fund	Russell 1000® Value Index Lipper Multi-Cap Value Funds Average

Russell U.S. Small & Mid Cap Fund	Russell 2500™ Index Russell 2000® Index Lipper Small-Cap Core Funds Average

Russell International Developed Markets Fund	MSCI EAFE® Index Net (USD) Lipper International Multi-Cap Core Funds Average

Russell Global Equity Fund	MSCI World Net Dividend Index (USD) Lipper Global Multi-Cap Core Funds Average

Russell Emerging Markets Fund	MSCI Emerging Markets Index Net (USD) Lipper Emerging Markets Funds Average

Russell Tax-Managed U.S. Large Cap Fund	S&P 500® Index Lipper Large-Cap Core Funds Average

Russell Tax-Managed U.S. Mid & Small Cap Fund	Russell 2500™ Index Lipper Mid-Cap Core Fund Average

Russell Strategic Bond Fund	Barclays Capital U.S. Aggregate Bond Index Lipper BBB-Rated Corporate Debt Funds Average

Russell Investment Grade Bond Fund	Barclays Capital U.S. Aggregate Bond Index Lipper Intermediate Investment Grade Debt Funds Average

Russell Short Duration Bond Fund	Merrill Lynch U.S. Treasuries 1-3 Yr Lipper Short-Investment Grade Debt Funds Average

Russell Tax Exempt Bond Fund	Barclays Capital Municipal 1-10 Yr Blend (1-12) Index Lipper Intermediate Municipal Debt Funds Average

Russell Real Estate Securities Fund	FTSE NAREIT Equity REIT Index Lipper Real Estate Funds Average

Russell Money Market Fund	Citigroup 3-Month Treasury Bill Index iMoneyNet First Tier Institutional Average

RIMCo Manager evaluations are conducted by Russell asset class directors. Salary and bonus recommendations of the asset class directors are reviewed by the asset class and regional chief investment officers. Russell’s compensation committee approves salaries and bonuses after the asset class and regional chief investment officers’ recommendations have been reviewed by the Chief Investment Officer.

Profit sharing contributions are made quarterly and are calculated as a percentage of the RIMCo Manager’s salary. The percentage is fixed and is the same percentage for all RIMCo employees who receive profit sharing contributions.

The long-term incentive plan provides key professionals with future cash payments the value of which is tied to FRC’s financial performance. Awards under the long-term incentive plan are based on perceived expected future contribution to the success of FRC. The assessment of expected future contribution is qualitative in nature and is determined by a RIMCo Manager’s manager and approved by senior executives.

RIMCo Managers earning over a specified amount of cash compensation (salary plus bonus) are eligible to participate in the deferred compensation plan which allows the RIMCo Manager to elect to defer a portion of her/his cash compensation. Deferred amounts earn the return of an asset allocated mix of funds of Russell Investment Funds selected by the RIMCo Manager.

EQUITY SECURITIES BENEFICIALLY OWNED BY RIMCO MANAGERS IN THE FUNDS

THEY MANAGE FOR THE FISCAL YEAR ENDED OCTOBER 31, 2008

RIMCO MANAGERS OF THE FUNDS	DOLLAR RANGE OF EQUITY SECURITIES IN THE FUNDS MANAGED BY THE RIMCO MANAGER
Matthew Beardsley*	None	Russell Global Equity
Scott Crawshaw	None	Russell Emerging Markets
Bruce A. Eidelson	$10,001-$50,000	Russell Real Estate Securities
Tereasa Gandhi	None	Russell U.S. Growth
	None	Russell Tax-Managed U.S. Large Cap
	None	Russell Tax-Managed U.S. Mid & Small Cap

Albert Jalso	None	Russell Short Duration Bond
Dennis Jensen	None None	Russell U.S. Value Russell U.S. Quantitative Equity
James A. Jornlin	None	Russell International Developed Markets
Brian Mock	None	Mr. Mock has primary responsibility for the management of the portions of the portfolios of certain Funds allocated to the select holdings strategy which may be employed by certain Funds as described in the prospectuses.
Michael R. Ruff	None	Russell Strategic Bond
	None	Russell Investment Grade Bond
	None	Russell Tax Exempt Bond
Stephen W. Skatrud	None	Russell U.S. Core Equity
Christopher D. Tessin	None	Russell U.S. Small & Mid Cap

*	The information for Mr. Beardsley is as of August 31, 2009.

RIMCo Managers typically manage multiple portfolios. These portfolios may include mutual funds, separate accounts and commingled trusts. Russell’s investment process, which includes money manager selection and allocation, is guided by the principal that all portfolios will be treated in a fair and equitable manner. To adhere to this guiding principal, RIMCo Managers follow a process of constructing portfolios in accordance with regulatory and investment guidelines and then select money managers to fulfill those needs. Specifically, RIMCo Managers make money manager selection and allocation decisions for each portfolio based on a variety of factors relevant to that portfolio. The investment process dictates that RIMCo Managers utilize Russell’s manager research analysis and manager rankings to assist in selecting the most suitable money manager(s) to meet the unique investment needs of the various portfolios they manage.

At the core of Russell’s investment process is a robust oversight and peer review program for money manager selection. It includes the hiring, termination and retention of money managers. This process is overseen by Russell’s Investment Strategy Committee (ISC) and the Asset Class Directors who are responsible for monitoring the portfolio management duties performed within their specific asset class.

Occasionally, a particular money manager may restrict the total amount of capacity they will allocate to Russell portfolios. If, however, the total allocation is too small to be shared in a meaningful size across all Russell portfolios or if the money manager restricts the absolute number of assignments they will accept from Russell, it is the RIMCo Manager’s responsibility to determine which portfolios receive the allocation. These allocations are reviewed and approved by the ISC before implementation. In cases where a RIMCo Manager is managing multiple portfolios and must allocate a manager differently across his funds, both the Asset Class Director and the ISC must review and ratify the recommendations.

OTHER ACCOUNTS MANAGED BY RIMCO MANAGERS

AND ASSETS UNDER MANAGEMENT IN THE ACCOUNTS

AS OF DECEMBER 31, 2008*

RIMCo Manager	Number of Registered Investment Companies	Assets Under Management (in millions)	Number of Pooled Investment Vehicles	Assets Under Management (in millions)	Other Types of Accounts	Assets Under Management (in millions)	Asset Total (in millions)
Matthew Beardsley**	0	$0	3	$847.9	1	$392.6	$1,240.5
Scott Crawshaw	0	$0	3	$2,203.7	1	$54.7	$2,258.4
Bruce A. Eidelson	1	$127.4	6	$1,549.7	0	$0	$1,677.1
Tereasa Gandhi	0	$0	2	$551.2	0***	$0	$551.2

Albert Jalso	0	$0	2	$517.6	0	$0	$517.6
Dennis Jensen	0	$0	9	$4,787.1	1	$98.0	$4,885.1
James A. Jornlin	1	$320.4	8	$6,643.7	2	$423.3	$7,387.4
Brian Mock	0	$0	16	$932.6	0	$0	$932.6
Michael R. Ruff	1	$263.6	5	$2,436.5	3	$738.7	$3,438.8
Stephen W. Skatrud	1	$278.1	10	$6,083.4	0	$0	$6,361.5
Christopher D. Tessin	1	$308.4	6	$2,169.1	2	$275.4	$2,752.9

*	Due to portfolio manager changes and the closure of certain accounts that occurred after the fiscal year end of October 31, 2008, the information in the table is provided as of December 31, 2008.

**	The information for Mr. Beardsley is as of July 31, 2009.

***	Does not include 318 accounts that are part of Russell Managed Account Strategies’ Separate Account Manager Mixes, a managed separate accounts program sponsored by RIMCo. Ms. Gandhi does not exercise investment discretion over these accounts.

MONEY MANAGERS. Except with respect to the Russell Money Market Fund, the Funds’ money managers are not affiliates of RIC or RIMCo other than as discretionary managers for a portion of a Fund’s portfolio. Some money managers (and their affiliates) may effect brokerage transactions for the Funds (see, “Brokerage Allocations” and “Brokerage Commissions”). Money managers may serve as advisers or discretionary managers for Russell Trust Company, other investment vehicles sponsored or advised by FRC or its affiliates, other consulting clients of FRC, other off-shore vehicles and/or for accounts which have no business relationship with the FRC organization.

From its advisory fees, RIMCo, as agent for RIC, pays all fees to the money managers for their investment selection services. Quarterly, each money manager is paid the pro rata portion of an annual fee, based on the average for the quarter of all the assets allocated to the money manager. For the fiscal years ended October 31, 2008, 2007 and 2006, fees paid to the money managers were:

	$Amount Paid			Annual rate (as a % of average daily net assets)
Fund	2008	2007	2006	2008	2007	2006
Russell U.S. Core Equity	$5,116,977	$3,875,071	$3,015,519	0.22%	0.22%	0.21%
Russell U.S. Quantitative Equity	3,141,818	2,458,759	1,960,930	0.15%	0.14%	0.13%
Russell U.S. Growth	523,581	546,420	517,107	0.29%	0.29%	0.28%
Russell U.S. Value	866,861	1,129,754	916,269	0.27%	0.25%	0.24%
Russell U.S. Small & Mid Cap	2,870,234	2,671,440	2,863,588	0.42%	0.43%	0.44%
Russell International Developed Markets	6,795,959	5,929,735	5,497,220	0.30%	0.29%	0.30%
Russell Global Equity*	4,169,585	2,294,927	N/A	0.38%	0.35%	N/A
Russell Emerging Markets	7,328,179	7,204,809	4,984,884	0.50%	0.50%	0.48%
Russell Tax-Managed U.S. Large Cap	1,531,912	1,557,736	1,374,311	0.29%	0.29%	0.30%
Russell Tax-Managed U.S. Mid & Small Cap	841,124	848,412	680,017	0.36%	0.34%	0.35%
Russell Strategic Bond	3,138,798	1,200,328	812,064	0.11%	0.10%	0.11%
Russell Investment Grade Bond	1,082,245	935,582	887,631	0.08%	0.07%	0.07%
Russell Short Duration Bond	585,151	999,216	1,493,358	0.13%	0.14%	0.13%
Russell Tax Exempt Bond	699,511	594,930	500,915	0.17%	0.18%	0.18%
Russell Real Estate Securities	5,295,937	5,077,168	4,084,106	0.26%	0.23%	0.23%

*	The Russell Global Equity Fund commenced operations on February 28, 2007.

Each money manager has agreed that it will look only to RIMCo for the payment of the money manager’s fee, after RIC has paid RIMCo. Fees paid to the money managers are not affected by any voluntary or statutory expense limitations. Some money managers may benefit as a result of brokerage commissions received by their broker-dealer affiliates that execute portfolio transactions for the Funds.

DISTRIBUTOR. Russell Financial Services, Inc. (the “Distributor”) serves as the distributor of RIC Shares. The Distributor receives no compensation from RIC for its services other than Rule 12b-1 compensation and shareholder services compensation for certain classes of Shares pursuant to RIC’s Rule 12b-1 Distribution Plan and Shareholder Services Plan, respectively. The Distributor distributes shares of the Funds continuously, but reserves the right to suspend or discontinue distribution on that basis. The Distributor is not obligated to sell any specific amount of Fund shares. The Distributor is a wholly owned subsidiary of RIMCo and its mailing address is 909 A Street, Tacoma, WA 98402.

CUSTODIAN AND PORTFOLIO ACCOUNTANT. State Street Bank and Trust Company (“State Street”) serves as the custodian for RIC. As custodian, State Street is responsible for the safekeeping of the Funds’ assets and the appointment of any subcustodian banks and clearing agencies. State Street also provides basic portfolio recordkeeping required for each of the Funds for regulatory and financial reporting purposes. The mailing address for State Street Bank and Trust Company is: Josiah Quincy Building, 200 Newport Avenue, North Quincy, MA 02171.

TRANSFER AND DIVIDEND DISBURSING AGENT. RFSC serves as transfer and dividend disbursing agent for RIC. For this service, RFSC is paid a fee for transfer agency and dividend disbursing services provided to RIC. RFSC retains a portion of this fee for its services provided to RIC and pays the balance to unaffiliated agents who assist in providing these services. RFSC’s mailing address is 909 A Street, Tacoma, WA 98402.

ORDER PLACEMENT DESIGNEES. Russell Financial Services, Inc. or its affiliates have authorized certain Financial Intermediaries to accept on its behalf purchase and redemption orders for RIC Shares. Certain Financial Intermediaries are authorized, subject to approval of RIC’s Distributor, to designate other intermediaries to accept purchase and redemption orders on RIC’s behalf. With respect to those intermediaries, RIC will be deemed to have received a purchase or redemption order at the time such a Financial Intermediary or, if applicable, an authorized designee, accepts the order. The customer orders will be priced at the applicable Fund’s net asset value next computed after they are accepted by such a Financial Intermediary or an authorized designee, provided that Financial Intermediary or an authorized designee timely transmits the customer order to RIC.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. PricewaterhouseCoopers LLP serves as the Independent Registered Public Accounting Firm of RIC. PricewaterhouseCoopers LLP is responsible for performing annual audits of the financial statements and financial highlights of the Funds in accordance with the auditing standards of the Public Company Accounting Oversight Board and a review of federal tax returns. The mailing address of PricewaterhouseCoopers LLP is 1420 Fifth Avenue, Suite 1900, Seattle, WA 98101.

CODES OF ETHICS. RIC, RIMCo and the Distributor have each adopted a Code of Ethics as required under SEC Rule 17j-1. These Codes permit personnel subject to the Codes to invest in securities, which may include securities in which the Funds can invest. Personal investments are subject to the regulatory and disclosure provisions of the respective Codes. In addition, each Money Manager has adopted a Code of Ethics under Rule 17j-1. The table below indicates whether RIMCo and each Money Manager’s Code of Ethics permits personnel covered by the Code of Ethics to invest in securities and, where appropriate, to invest in securities in which a Fund advised by that Money Manager may invest.

MONEY MANAGER	Personal investing allowed?	Are investments in securities owned by the advised sub-trust allowed?	Does the code contain all of the required Rule 17j-1 provisions?
AEW Capital Management, L.P.	Yes	No	Yes
AllianceBernstein L.P.	Yes	Yes, but not in securities with pending or possible client buy or sell orders	Yes

AQR Capital Management, LLC	Yes	Yes, but not in securities on a restricted list	Yes
Armstrong Shaw Associates Inc.	Yes	Yes, subject to blackout periods	Yes
Arnhold and S.Bleichroeder Advisers, LLC	Yes	Yes, subject to blackout periods	Yes
Aronson + Johnson + Ortiz, LP	Yes	Yes, subject to blackout periods	Yes
Arrowstreet Capital, Limited Partnership	Yes	Yes, subject to blackout periods	Yes
Axiom International Investors LLC	Yes	Yes, but not in securities with pending or possible client buy or sell orders	Yes
BlackRock Capital Management, Inc.	Yes	Yes, subject to blackout periods	Yes
Chartwell Investment Partners	Yes	Yes, subject to blackout periods	Yes
ClariVest Asset Management, LLC	Yes	No	Yes
Cohen & Steers Capital Management, Inc.	Yes	Yes, but not in securities with pending or possible client buy or sell orders	Yes
Columbus Circle Investors	Yes	Yes, subject to blackout periods	Yes
Cornerstone Capital Management, Inc.	Yes	Yes, subject to blackout periods	Yes
Delaware Management Company, a series of Delaware Management Business Trust	Yes	Yes, but not in securities with pending or possible client buy or sell orders	Yes
Delphi Management, Inc.	Yes	Yes, but not in securities with pending or possible client buy or sell orders	Yes
DePrince, Race & Zollo, Inc.	Yes	Yes, but not in securities with pending or possible client buy or sell orders	Yes

Gartmore Global Partners	Yes	Yes, subject to blackout periods	Yes
Genesis Asset Managers , LLP	Yes	Yes, subject to blackout periods	Yes
Goldman Sachs Asset Management, L.P.	Yes	Yes, but not in securities with pending or possible client buy or sell orders	Yes
Harding Loevner LP	Yes	Yes, subject to blackout periods	Yes
Harris Associates, L.P.	Yes	Yes, subject to blackout periods	Yes
Heitman Real Estate Securities LLC	Yes	Yes, but not in securities with pending or possible client buy or sell orders	Yes
Hyperion Brookfield Asset Management, Inc.	Yes	Yes, subject to blackout periods	Yes
Institutional Capital LLC	Yes	No	Yes

MONEY MANAGER	Personal investing allowed?	Are investments in securities owned by the advised sub-trust allowed?	Does the code contain all of the required Rule 17j-1 provisions?
INTECH Investment Management LLC	Yes	Yes, subject to blackout periods	Yes
INVESCO Institutional (N.A.), Inc., through its INVESCO Real Estate Division	Yes	Yes, subject to blackout periods	Yes
Iridian Asset Management LLC	Yes	Yes, subject to blackout periods	Yes
J.P. Morgan Investment Management Inc.	Yes	Yes, subject to blackout periods	Yes
Jacobs Levy Equity Management, Inc.	Yes	Yes, but not in securities with pending or possible client buy or sell orders	Yes
JS Asset Management, LLC	Yes	Yes, but not in securities with pending or possible client buy or sell orders	Yes
Lazard Asset Management LLC	Yes	Yes, subject to blackout periods	Yes
Logan Circle Partners, L.P.	Yes	Yes, subject to blackout periods	Yes
Marsico Capital Management Company, LLC	Severely restricts personal trading except for certain specific transactions such as the purchase of mutual fund shares, commercial paper, etc.	No	Yes

Metropolitan West Asset Management, LLC	Yes	Yes, subject to blackout periods	Yes
MFS Institutional Advisors, Inc.	Yes	Yes, subject to blackout periods	Yes
Mondrian Investment Partners Ltd.	Yes	Yes, subject to blackout periods	Yes
Montag & Caldwell, Inc.	Yes	Yes, but not in securities on a restricted stock list	Yes
Netols Asset Management, Inc.	Yes	Yes, but not in securities with pending or possible client buy or sell orders	Yes
Neuberger Berman Fixed Income LLC	Yes	Yes, but not in securities with pending or possible client buy or sell orders	Yes

MONEY MANAGER	Personal investing allowed?	Are investments in securities owned by the advised sub-trust allowed?	Does the code contain all of the required Rule 17j-1 provisions?
Next Century Growth Investors, LLC	Severely restricts personal trading, except for managed, fee-based accounts with full discretion and certain specific transactions such as the purchase or sale of shares of closed end funds, ETFs and employer securities purchased pursuant to employer-sponsored automatic investment plans	Yes	Yes
Numeric Investors LLC	Yes	Yes, subject to blackout periods	Yes
Pacific Investment Management Company LLC	Yes, but must use a registered broker for transactions in publicly traded securities	Yes, but not in securities with pending or possible client buy or sell orders	Yes
Palisades Investment Partners, LLC	Yes	Yes, subject to blackout periods	Yes
Parametric Portfolio Associates LLC	Yes	Yes, but not in securities with pending or possible client buy or sell orders	Yes
Pzena Investment Management, LLC	Yes	Yes, but not in securities with pending or possible client buy or sell orders or within one day of a client buy or sell order	Yes
Ranger Investment Management, L.P.	Severely restricts personal trading except for certain specific transactions such as the purchase of mutual fund shares, commercial paper, etc., and sell orders, all subject to approval by the CCO	Yes	Yes

Russell Investment Management Company	Yes	Yes, subject to blackout periods	Yes
Sands Capital Management, Inc.	Yes	Yes, subject to blackout periods	Yes
Schneider Capital Management Corporation	Yes	Yes, subject to blackout periods	Yes
Signia Capital Management, LLC	Severely restricts personal trading, except for managed, fee based accounts with full discretion and certain specific transactions such as the purchase or sale of shares of mutual funds, closed end funds, ETFs and index funds	Yes	Yes

MONEY MANAGER	Personal investing allowed?	Are investments in securities owned by the advised sub-trust allowed?	Does the code contain all of the required Rule 17j-1 provisions?
Standish Mellon Asset Management Company LLC	Yes	Yes, subject to blackout periods	Yes
Suffolk Capital Management, LLC	Yes	Yes, but not in securities with pending or possible client buy or sell orders or in securities of which 10% or more are held in portfolios managed by Suffolk	Yes
Sustainable Growth Advisers, LP	Yes	Yes, but not in securities with pending or possible client but or sell orders.	Yes
Systematic Financial Management, L.P.	Yes	Yes, but not in securities with pending or possible client buy or sell orders	Yes
Tradewinds Global Investors, LLC	Yes	Yes, subject to blackout periods	Yes
T. Rowe Price International, Inc.	Yes	Yes, but not in securities with pending or possible client buy or sell orders	Yes
Transamerica Investment Partners, Inc.	Yes	Yes, subject to blackout periods	Yes
Turner Investment Partners, Inc.	Yes	Yes, but not in securities in which the adviser has a long or short position and subject to blackout periods	Yes
Tygh Capital Management, Inc.	Yes	Yes, subject to blackout periods	Yes
UBS Global Asset Management (Americas) Inc.	Yes	Yes, subject to blackout periods	Yes
Western Asset Management Company	Yes	Yes, subject to blackout periods	Yes
Western Asset Management Company Limited	Yes	Yes, subject to blackout periods	Yes
William Blair & Company, LLC	Yes	Yes, subject to blackout periods	Yes

PLAN PURSUANT TO RULE 18f-3. Securities and Exchange Commission (the “SEC”) Rule 18f-3 under the 1940 Act, permits a registered open-end investment company to issue multiple classes of Shares in accordance with a written plan approved by the investment company’s board of trustees that is filed with the SEC. For purposes of this Statement of Additional Information, because the Funds offer multiple classes of Shares, the Funds will also be referred to as “Multiple Class Funds.” The key features of the Rule 18f-3 plan are as follows: Shares of each class of a Multiple Class Fund represent an equal pro rata interest in the underlying assets of that Fund, and generally have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (1) each class of Shares offered in connection with a Rule 12b-1 plan may bear certain fees under its respective Rule 12b-1 plan and may have exclusive voting rights on matters pertaining to that plan and any related agreements; (2) each class of Shares may contain a conversion feature; (3) each class of Shares may bear differing amounts of certain class expenses; (4) different policies may be established with respect to the payment of distributions on the classes of Shares of a Multiple Class Fund to equalize the net asset values of the classes or, in the absence of such policies, the net asset value per share of the different classes may differ at certain times; (5) each class of Shares of a Multiple Class Fund may have different exchange privileges from another class; (6) each class of Shares of a Multiple Class Fund may have a different class designation from another class of that Fund; and (7) each class of Shares offered in connection with a shareholder servicing plan would bear certain fees under its respective plan.

DISTRIBUTION PLANS. Under the 1940 Act, the SEC has adopted Rule 12b-1, which regulates the circumstances under which mutual funds may, directly or indirectly, bear distribution expenses. Rule 12b-1 provides that mutual funds may pay for such expenses only pursuant to a plan adopted in accordance with Rule 12b-1. Each Multiple Class Fund has adopted a distribution plan (the “Distribution Plan”) in accordance with the Rule.

Description of the Distribution Plan for Multiple Class Funds

In adopting the Distribution Plan for each Multiple Class Fund, a majority of the Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of RIC and who have no direct or indirect financial interest in the operation of any Distribution Plan or in any agreements entered into in connection with any Distribution Plan (the “Independent Trustees”), have concluded, in conformity with the requirements of the 1940 Act, that there is a reasonable likelihood that the Distribution Plan will benefit each respective Multiple Class Fund and its shareholders. In connection with the Trustees’ consideration of whether to adopt the Distribution Plan for each Multiple Class Fund, the Distributor, as the Multiple Class Funds’ principal underwriter, represented to the Trustees that the Distributor believed that the Distribution Plan was expected to result in increased sales and asset retention for those Multiple Class Funds by enabling those Multiple Class Funds to reach and retain more investors and Financial Intermediaries (such as brokers, banks, financial planners, investment advisers and other financial institutions), although it is impossible to know for certain, in the absence of a Distribution Plan or under an alternative distribution arrangement, the level of sales and asset retention that a particular Multiple Class Fund would have.

For each Multiple Class Fund, the 12b-1 fees may be used to compensate (a) Selling Agents (as defined below) for sales support services provided, and related expenses incurred with respect to Class A and Class C Shares, by such Selling Agents, and (b) the Distributor for distribution services provided by it, and related expenses incurred, including payments by the Distributor to compensate Selling Agents for providing support services. The Distribution Plan is a compensation-type plan. As such, RIC makes no distribution payments to the Distributor with respect to Class A or Class C Shares except as described above. Therefore, RIC does not pay for unreimbursed expenses of the Distributor, including amounts expended by the Distributor in excess of amounts received by it from RIC, interest, carrying or other financing charges in connection with excess amounts expended, or the Distributor’s overhead expenses. However, the Distributor may be able to recover such amount or may earn a profit from future payments made by RIC under the Distribution Plan.

For each Multiple Class Fund, the Distribution Plan provides that each Multiple Class Fund may spend annually, directly or indirectly, up to 0.75% of the average daily net asset value of its Class A and Class C Shares for any activities or expenses primarily intended to result in the sale of Class A and Class C Shares of such Multiple Class Fund. Such payments by RIC will be calculated daily and paid as billed. Any amendment to increase materially the costs that Shares may bear for distribution pursuant to the Distribution Plan shall be effective upon a vote of the holders of the affected Class of the lesser of (a) more than fifty percent (50%) of the outstanding Shares of the affected Class of a Multiple Class Fund or (b) sixty-seven percent (67%) or more of the Shares of the affected Class of a Multiple Class Fund present at a shareholders’ meeting, if the holders of more than 50% of the outstanding Shares of the affected Class of such Fund are present or represented by proxy (a “1940 Act Vote”) and a vote of the Trustees, including a majority of the Independent Trustees. For the Multiple Class Funds, the Distribution Plan does not provide for those Funds to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Distribution Plan, and the purposes for which such expenditures are incurred, must be made to the Trustees for their review. To remain in effect, the Distribution Plan must be approved annually by a vote of the Trustees, including a majority of the Independent Trustees. Also, any material amendments must be approved by a vote of the Trustees, including a majority of the Independent Trustees. While the Distribution Plan is in effect, the selection and nomination of the Independent Trustees shall be committed to the discretion of such Independent Trustees. For each Multiple Class Fund, the Distribution Plan is terminable without penalty at any time by (a) a vote of a majority of the Independent Trustees, or (b) a vote of the holders of the lesser of (i) more than fifty percent (50%) of the outstanding Shares of the affected Class of a Multiple Class Fund or (ii) a 1940 Act Vote.

Selling Agent Agreements for Multiple Class Funds

Under the Distribution Plans, the Distributor may also enter into agreements (“Selling Agent Agreements”) with Financial Intermediaries to provide sales support services with respect to Multiple Class Fund Shares held by or for the customers of the Financial Intermediaries. Financial Intermediaries that have entered into Selling Agent Agreements are referred to in this Statement as “Selling Agents.”

Under the Distribution Plan, the following Multiple Class Funds’ C Shares accrued expenses in the following amounts, payable as compensation to the Distributor, for the fiscal years ended October 31, 2008, 2007 and 2006 (these amounts were for compensation to dealers):

	10/31/08	10/31/07	10/31/06
Russell U.S. Core Equity***	$115,014	N/A	N/A
Russell U.S. Quantitative Equity***	78,872	N/A	N/A
Russell U.S. Growth	73,120	$77,068	$70,483
Russell U.S. Value	143,335	199,818	181,349
Russell U.S. Small & Mid Cap***	45,979	N/A	N/A
Russell International Developed Markets***	109,453	N/A	N/A
Russell Global Equity*	80,769	36,288	N/A
Russell Emerging Markets	385,142	401,183	322,261
Russell Tax-Managed U.S. Large Cap	149,868	160,095	134,658
Russell Tax-Managed U.S. Mid & Small Cap	93,857	101,974	81,406
Russell Strategic Bond***	89,523	N/A	N/A
Russell Investment Grade Bond **	262,834	7,466	N/A
Russell Short Duration Bond	137,604	138,556	187,325
Russell Tax Exempt Bond	121,931	93,309	82,627
Russell Real Estate Securities	584,068	818,385	714,378

*	The Russell Global Equity Fund commenced operations on February 28, 2007.

**	Class C Shares of the Russell Investment Grade Bond Fund commenced operations on October 22, 2007.

***	Class C Shares of the Russell U.S. Core Equity, Russell U.S. Quantitative Equity, Russell U.S. Small & Mid Cap, Russell International Developed Markets and Russell Strategic Bond Funds commenced operations on September 2, 2008.

Under the Distribution Plan, the following Multiple Class Funds’ A Shares accrued expenses in the following amounts, payable as compensation to the Distributor, for the fiscal years ended October 31, 2008, 2007 and 2006 (these amounts were for compensation to dealers):

	10/31/08	10/31/07	10/31/06
Russell U.S. Core Equity***	$7,084	N/A	N/A
Russell U.S. Quantitative Equity***	4,428	N/A	N/A
Russell U.S. Small & Mid Cap***	3,157	N/A	N/A
Russell International Developed Markets***	6,523	N/A	N/A
Russell Global Equity **	7,630	$2,945	N/A
Russell Emerging Markets*	29,029	3,702	N/A
Russell Strategic Bond***	6,747	N/A	N/A
Russell Short Duration Bond*	9,064	2,105	N/A
Russell Real Estate Securities*	46,394	7,508	N/A
Russell Money Market	503,548	160,773	$36,497

*	Class A Shares of these Funds commenced operations on March 1, 2007.

**	The Russell Global Equity Fund commenced operations on February 28, 2007.

***	Class A Shares of these Funds commenced operations on September 2, 2008.

SHAREHOLDER SERVICES PLANS. A majority of the Trustees, including a majority of Independent Trustees, adopted and amended a Shareholder Services Plan for certain classes of Shares of the Funds. This plan is referred to as the “Service Plan.”

Under the Service Plan, RIC may compensate the Distributor or any investment advisers, banks, broker-dealers, financial planners or other financial institutions that are dealers of record or holders of record or that have a servicing relationship with the beneficial owners or record holders of Shares of the Class C or Class E, offering such Shares (“Servicing Agents”), for any activities or expenses primarily intended to assist, support or service their clients who beneficially own or are primarily intended to assist, support or service their clients who beneficially own or are record holders of Shares of RIC’s Class C or Class E. Such payments by RIC will be calculated daily and paid quarterly at a rate or rates set from time to time by the Trustees, provided that no rate set by the Trustees for any Class C or Class E Shares may exceed, on an annual basis, 0.25% of the average daily net asset value of that Fund’s Shares.

Among other things, the Service Plan provides that (1) the Distributor shall provide to RIC’s officers and Trustees, and the Trustees shall review at least quarterly, a written report of the amounts expended by it pursuant to the Service Plan, or by Servicing Agents pursuant to Service Agreements, and the purposes for which such expenditures were made; (2) the Service Plan shall continue in effect for so long as its continuance is specifically approved at least annually by the Trustees, and any material amendment thereto is approved by a majority of the Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for that purpose; (3) while the Service Plan is in effect, the selection and nomination of the Independent Trustees shall be committed to the discretion of such Independent Trustees; and (4) the Service Plan is terminable, as to a Multiple Class Fund’s Shares, by a vote of a majority of the Independent Trustees.

Under the Service Plan, the following Multiple Class Funds’ Class C and Class E Shares accrued expenses in the following amounts payable to the Distributor, for the fiscal year ended October 31, 2008:

	Class C	Class E
Russell U.S. Core Equity*	$38,338	$176,303
Russell U.S. Quantitative Equity*	26,291	161,126
Russell U.S. Growth	24,373	17,755
Russell U.S. Value	47,778	26,527
Russell U.S. Small & Mid Cap*	15,326	97,428
Russell International Developed Markets*	36,484	174,871
Russell Global Equity	26,923	34,884
Russell Emerging Markets	128,381	81,902
Russell Tax-Managed U.S. Large Cap	49,956	40,196
Russell Tax-Managed U.S. Mid & Small Cap	31,286	8,494
Russell Strategic Bond*	29,841	103,117
Russell Investment Grade Bond	87,611	144,277
Russell Short Duration Bond	45,868	41,925
Russell Tax Exempt Bond	40,644	49,679
Russell Real Estate Securities	194,689	114,088

*	Class C Shares of these Funds commenced operations on September 2, 2008.

FUND EXPENSES. The Funds will pay all their expenses other than those expressly assumed by RIMCo and RFSC. The principal expense of the Funds is the annual advisory fee and the annual administrative fee, payable to RIMCo and RFSC, respectively. The Funds’ other expenses include: fees for independent accountants, legal, transfer agent, registrar, custodian, dividend disbursement, portfolio and shareholder recordkeeping services, and maintenance of tax records; state taxes; brokerage fees and commissions; insurance premiums; association membership dues; fees for filing of reports and registering Shares with regulatory bodies; and such extraordinary expenses as may arise, such as federal taxes and expenses incurred in connection with litigation proceedings and claims and the legal obligations of RIC to indemnify the Trustees, officers, employees, shareholders, distributors and agents with respect thereto. Whenever an expense can be attributed to a particular Fund, the expense is charged to that Fund. Other common expenses are allocated among the Funds based primarily upon their relative net assets.

As of the date of this Statement, RIMCo and RFSC have contractually agreed to waive and/or reimburse until February  28, 2010 all or a portion of their advisory and administrative fees with respect to certain Funds.

PURCHASE, EXCHANGE AND REDEMPTION OF FUND SHARES. As described in the Prospectus, the Funds provide you with different classes of shares based upon your individual investment needs.

Each class of shares of a Fund represents an interest in the same portfolio of investments. Each class is identical in all respects except that each class bears its own class expenses, including distribution and service fees, and each class has exclusive voting rights with respect to any service plan applicable to its shares. As a result of the differences in the expenses borne by each class of shares, net income per share, dividends per share and net asset value per share will vary for each class of shares. There are no conversion, preemptive or other subscription rights.

Shareholders of each class will share expenses proportionately for services that are received equally by all shareholders. A particular class of shares will bear only those expenses that are directly attributable to that class, where the type or amount of services received by a class varies from one class to another. The expenses that may be borne by specific classes of shares may include (i) transfer agency fees attributable to a specific class of shares, (ii) payments pursuant to a distribution plan or shareholder services plan for that specific class, (iii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxy statements to current shareholders of a specific class of shares, (iv) SEC and state securities registration fees incurred by a specific class, (v) the expense of administrative personnel and services required to support the shareholders of a specific class of shares, (vi) litigation or other legal expenses relating to a specific class of shares, (vii) audit or accounting expenses relating to a specific class of shares, (viii) the expense of holding meetings solely for shareholders of a specific class and (ix) any additional incremental expenses subsequently identified and determined to be properly allocated to one or more classes of shares.

The following classes of shares are available for purchase. See the applicable Prospectus for a discussion of factors to consider in selecting which class of shares to purchase and for applicable service/distribution fees.

Class A Shares of Certain Russell Funds (except the Russell Money Market Fund)

Class A shares are sold at offering price, which is the net asset value plus a front-end sales charge as follows.

The Funds receive the entire net asset value of all Class A shares that are sold. The Distributor receives the full applicable sales charge from which it pays the broker/dealer commission shown in the table below. The equity Funds and the fixed income Funds have different front-end sales charges. The equity Funds include the Russell U.S. Core Equity, Russell U.S. Quantitative Equity, Russell U.S. Small & Mid Cap, Russell International Developed Markets, Russell Global Equity, Russell Emerging Markets and Russell Real Estate Securities Funds. The fixed income Funds include the Russell Strategic Bond and Russell Short Duration Bond Funds.

Equity Funds Front-End Sales Charge

Amount of your investment	Front-end sales charge as a % of offering price	Front-end sales charge as a % of net amount invested	Broker/Dealer commission as a % of offering price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.50%	4.71%	3.75%
$100,000 but less than $250,000	3.50%	3.63%	2.75%
$250,000 but less than $500,000	2.50%	2.56%	2.00%
$500,000 but less than $1,000,000	2.00%	2.04%	1.60%
$1,000,000 or more	-0-	-0-	up to 1.00%

Fixed Income Funds Front-End Sales Charge

Amount of your investment	Front-end sales charge as a % of offering price	Front-end sales charge as a % of net amount invested	Broker/Dealer commission as a % of offering price
Less than $50,000	3.75%	3.90%	3.00%
$50,000 but less than $100,000	3.50%	3.63%	2.75%
$100,000 but less than $250,000	2.50%	2.56%	2.00%
$250,000 but less than $500,000	2.00%	2.04%	1.60%
$500,000 but less than $1,000,000	1.50%	1.52%	1.20%
$1,000,000 or more	-0-	-0-	up to 1.00%

Investments of $1,000,000 or more. You do not pay a front-end sales charge when you buy $1,000,000 or more of shares of RIC Funds (other than money market funds). However, if your Financial Intermediary was paid a commission by the Funds’ Distributor on those Class A Shares and you redeem those Class A Shares within one year of purchase, you will pay a deferred sales charge of up to 1.00%.

The Funds’ distributor keeps a portion of the front-end sales charge imposed on Class A Shares. Financial Intermediaries receive the remaining amount of the front-end sales charge imposed on Class A Shares and may be deemed to be underwriters of the Funds as defined in the Securities Act of 1933. Financial Intermediaries that sell Class A shares may also receive the distribution fee payable under the Funds’ distribution plan at an annual rate equal to up to 0.75% (presently limited to 0.25%) of the average daily net assets represented by the Class A Shares sold by them.

Commissions are paid to Financial Intermediaries on Class A share purchases by a single shareholder which are not subject to a front-end sales charge at the following rates: 1.00% on purchase up to $4 million, 0.50% on purchases over $4 million to $10 million and 0.25% on purchases over $10 million. Commissions are paid based on cumulative purchases by a shareholder over time, not on purchases made during a calendar year.

Sales Charge Waivers and Reductions

Please see the applicable Russell Funds’ prospectus for information about sales charge waivers and reductions, including front-end sales charge waivers, cumulative purchase discounts, accumulation privileges, letters of intent, reinstatement privileges, exchange privileges, and deferred sales charge waivers.

Class A Shares of the Russell Money Market Fund

Class A shares of the Russell Money Market Fund are sold without a front-end sales charge. Financial Intermediaries that sell Class A shares will receive the distribution fee payable under the Distribution Plan at an annual rate up to 0.75% (presently limited to 0.15%) of the average daily net assets represented by the Class A shares sold by them. To maintain a certain net yield for the Class A Shares of the Russell Money Market Fund, payments of the distribution fee on these shares were temporarily suspended for the three-month period beginning July 1, 2009. This suspension was extended for the three-month period beginning October 1, 2009 and, if approved by the Board of Trustees, may be extended into 2010.

Class C Shares of all Funds

Financial intermediaries that sell Class C shares will receive the shareholder services fee payable under the Funds’ shareholder services plan at an annual rate equal to 0.25% of the average daily net assets represented by Class C shares sold by them and the distribution fee payable under the Funds’ Distribution Plan at an annual rate equal to 0.75% of the average daily net assets represented by the Class C shares sold by them.

Class E Shares of all Funds

Financial intermediaries that sell Class E shares will receive the shareholder services fee payable under the Funds’ shareholder services plan at an annual rate equal to 0.25% of the average daily net assets represented by Class E shares sold by them.

Class I, S and Y Shares of all Funds

Financial intermediaries will receive no shareholder services or distribution fees for these classes of shares.

Class S Shares of all Funds

MOVING FROM CLASS S TO CLASS A SHARES. You can redeem Class S shares held in an account that charges an advisory fee, management fee, consulting fee, fee in lieu of brokerage commissions or other similar fee for services (a “fee-based program”) and with the redemption proceeds purchase Class A shares without paying a front-end sales charge if all of the following conditions are met: (a) you are leaving or have left the fee-based program, (b) you have held the Class S shares in the fee-based program for at least one year, (c) the purchase of the Class A shares is part of a series of transactions designed to move you from Class S shares to Class A shares of the same Fund and (d) you notify your Financial Intermediary that you meet the preceding three conditions. RFSC believes that an exchange between classes of the same Fund is not a taxable event; however, you must check with your Financial Intermediary to determine if they will process the exchange as non-taxable. Please consult with your Financial Intermediary and your tax adviser for more information.

Class E, I and S Shares of All Funds

Except for the Russell Money Market Fund, Class E, I and S Shares of each Fund may only be purchased by:

(1)	clients of Financial Intermediaries who charge an advisory fee, management fee, consulting fee, fee in lieu of brokerage commissions or other similar fee for their services for the shareholder account in which the Class E, I or S Shares are held or clients of Financial Intermediaries where the Financial Intermediary would typically charge such a fee but has determined to waive its fee in a particular instance as the result of a potential conflict of interest;

(2)	employee benefit and other plans, such as 401(k) plans, 457 plans, employer sponsored 403(b) plans, HSAs (Health Savings Accounts), profit sharing plans, money purchase plans, defined benefit plans and non-qualified deferred compensation plans, that consolidate and hold all Fund Shares in plan level or omnibus accounts on behalf of participants. SEPs, SIMPLE-IRA and individual 403(b) Plans are not considered plans for purposes of this paragraph;

(3)	clients of Financial Intermediaries who are members of Russell Investments;

(4)	individuals pursuant to employee investment programs of Russell or its affiliates; or

(5)	current and retired registered representatives of broker-dealers having sales agreements with the Funds’ Distributor to sell such Class E, I or S Shares and current spouses or the equivalent thereof, children, step-children (with respect to current union only), parents, step-parents or parents-in-law of such registered representative or to a family trust in the name of such registered representative.

The Funds generally do not have the ability to enforce these limitations on access to Class E, I and S Shares. It is the sole responsibility of each Financial Intermediary to ensure that it only makes Class E, I and S Shares available to those categories of investors listed above that qualify for access to Class E, I and S Shares. However, the Funds will not knowingly sell Class E, I or S Shares to any investor not meeting one of the foregoing criteria.

Minimum Initial Investment Requirements. If you invest less than the required minimum investment in a Fund, the Funds reserve the right to refuse your order or to correct, within a reasonable period, your purchase transaction and notify you promptly of that correction. The Funds reserve the right to close any account whose balance falls below $1,000 and to change the categories of investors eligible to purchase its Shares.

The following lists the exceptions to the minimum initial investment requirements:

1.	A transfer of an existing account from one Financial Intermediary or financial platform to another is not subject to the minimum initial investment requirements. For the purpose of this exception, a transfer is a transfer-in-kind or the sale and purchase of shares of the same class of the same Fund within 30 days.

2.	For Class Y Shares, upon prior notice to the Transfer Agent, multiple related party accounts will not be subject to the minimum initial investment requirements if the average Class Y account balance per Fund of these related party accounts exceeds $5 million.

3.	For Class Y Shares, there is no required minimum initial investment for (i) any Russell Investment Company or Russell Investment Funds fund of funds, (ii) for investment companies that have entered into contractual arrangement with the Funds or their service providers to acquire Class Y Shares or (iii) shares acquired by any collective vehicle or other discretionary account actively managed by Russell Investments.

4.	For Class I Shares, the following categories of investor are not subject to any initial minimum investment requirement: (i) U.S. Russell associates and their spouses, domestic partners and dependent children; (ii) UTMAs or UGMAs opened by a U.S. Russell associate for the benefit of their dependent child, grandchild, great-grandchild, niece or nephew; (iii) retired Russell associates and their spouses, domestic partners and dependent children; (iv) directors, trustees, retired directors or retired trustees of Frank Russell Company, any of its subsidiaries, Russell Investment Company or Russell Investment Funds; (v) Northwestern Mutual Home Office Employees and their spouses, domestic partners and dependent children; and (vi) retired Northwestern Mutual Home Office Employees and their spouses, domestic partners and dependent children. A dependent child is one under the age of 21 that is a child by blood, adoption or a stepchild under a current marriage or domestic partnership.

Uncashed Checks. Please make sure you promptly cash checks issued to you by the Funds. If you do not cash a dividend, distribution, or redemption check, the Funds will act to protect themselves and you. This may include restricting certain activities in your account until the Funds are sure that they have a valid address for you. After 180 days, the Funds will no longer honor the issued check and, after attempts to locate you, the Funds will follow governing escheatment regulations in disposition of check proceeds. No interest will accrue on amounts represented by uncashed checks.

VALUATION OF FUND SHARES. The net asset value per share is calculated for each Fund Class on each business day on which Shares are offered or orders to redeem are tendered. A business day is one on which the New York Stock Exchange (“NYSE”) is open for regular trading. Currently, the NYSE is open for trading every weekday except New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Net asset value per share is computed for each class of Shares of a Fund by dividing the current value of the Fund’s assets attributable to each class of Shares, less liabilities attributable to that class of Shares, by the number of each individual class of Shares of the Fund outstanding, and rounding to the nearest cent.

The Russell International Developed Markets, Russell Global Equity, Russell Emerging Markets, Russell Investment Grade Bond and Russell Strategic Bond Funds’ portfolio securities actively trade on foreign exchanges which may trade on Saturdays and on days that the Funds do not offer or redeem Shares. The trading of portfolio securities on foreign exchanges on such days may significantly increase or decrease the net asset value of Fund Shares when the shareholder is not able to purchase or redeem Fund Shares. Further, because foreign securities markets may close prior to the time the Funds determine their net asset values, events affecting the value of the portfolio securities occurring between the time prices are determined and the time the Funds calculate their net asset values may not be reflected in the calculations of net asset value unless RFSC determines that a particular event would materially affect the net asset value.

VALUATION OF PORTFOLIO SECURITIES. With the exceptions noted below, the Funds value their portfolio securities at “fair market value.” This generally means that equity securities listed and principally traded on any national securities exchange are valued on the basis of the last sale price or, if there were no sales, at the closing bid price, on the primary exchange on which the security is traded. Equity securities traded over-the-counter (“OTC”) are valued on the basis of official closing price. Fixed–income securities are valued on the basis of the closing bid price, and options and futures contracts are valued on the basis of last sale price or settlement price for futures.

Because many fixed–income securities do not trade each day, last sale or bid prices often are not available. As a result, these securities may be valued using prices provided by a pricing service or broker when the prices are believed to be reliable––that is, when the prices reflect the fair market value of the securities.

International equity securities traded on a national securities exchange or OTC are valued on the basis of official closing price.

Short term securities maturing within 60 days of the valuation date held by the Funds are valued using the amortized cost method. Under this method, a portfolio instrument is initially valued at cost, and thereafter a constant accretion/amortization to maturity of any discount or premium is assumed. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account. The Funds utilize the amortized cost valuation method in accordance with Rule 2a–7 under the 1940 Act. The money market instruments are valued at “amortized cost” unless the Board determines that amortized cost does not represent fair value. The Funds’ Board has established procedures for the purpose of maintaining a constant net asset value for the Russell Money Market Fund. However, there can be no assurance that a constant net asset value will be maintained for the Russell Money Market Fund. Such procedures typically include a review of the extent of any deviation of net asset value per share, based on available market quotations, from the amortized cost per share. Should such deviation exceed  1/2 of 1% for the Russell Money Market Fund, the Funds’ Board will promptly hold a meeting in person or by telephone conference call to consider what, if any, action should be initiated to eliminate or reduce material dilution or other adverse impact to shareholders. Such action may include redeeming shares in kind, selling portfolio securities prior to maturity to realize capital gains or losses or to shorten the average portfolio maturity of the Fund, withholding dividends, utilizing a net asset value per share as determined by using available market quotations and investing all cash instruments maturing on the next business day. See below for information on the Capital Support Agreement for the Russell Money Market Fund.

Short-term securities maturing within 60 days at time of purchase held by the non–money market Funds are also valued at “amortized cost” unless the Board determines that amortized cost does not represent fair value. While amortized cost provides certainty in valuation, it may result in periods when the value of an instrument is higher or lower than the price a Fund would receive if it sold the instrument.

Municipal obligations are appraised or priced by an independent pricing source, approved by the Board, which utilizes relevant information, such as bond transactions, quotations from bond dealers, market transactions in comparable securities and various relationships between securities.

The Funds may value certain securities for which market quotations are not readily available at “fair value,” as determined in good faith pursuant to procedures established by the Board of Trustees and delegated to RFSC to administer. Market quotations for non-U.S. securities, either individually or collectively, may not be considered to be readily available if a significant event, including but not limited to an increase or decrease in one major U.S. market index meeting standards of significance specified in the procedures established by the Board (which standards of significance are subject to change), occurs after the close of the non-U.S. markets on which such securities are traded. If you hold Shares in a Fund that holds portfolio securities listed primarily on non-U.S. exchanges, the net asset value of that Fund’s Shares may change on a day when you will not be able to purchase or redeem that Fund’s Shares. This is because the value of those portfolio securities may change on weekends or other days when that Fund does not price its Shares.

PORTFOLIO TRANSACTION POLICIES. Generally, securities are purchased for the Russelll U.S. Core Equity, Russell U.S. Quantitative Equity, Russell U.S. Growth, Russell U.S. Value, Russell International Developed Markets, Russell Global Equity, Russell Emerging Markets, Russell Investment Grade Bond and Russell Real Estate Securities Funds for investment income and/or capital appreciation and not for short–term trading profits. However, these Funds may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable to their money managers. The Russell U.S. Small & Mid Cap, Russell Strategic Bond, Russell Short Duration Bond and Russell Tax Exempt Bond Funds trade more actively to realize gains and/or to increase yields on investments by trading to take advantage of short–term market variations. This policy is expected to result in higher portfolio turnover for these Funds. Conversely, the Russell Tax–Managed U.S. Large Cap Fund and the Russell Tax–Managed U.S. Mid & Small Cap Fund, which seek to minimize the impact of taxes on their shareholders, attempt to limit short–term capital gains and to minimize the realization of net long–term capital gains. These policies are expected to result in a lower portfolio turnover rate for the Russell Tax–Managed U.S. Large Cap Fund and the Russell Tax–Managed U.S. Mid & Small Cap Fund.

The portfolio turnover rates for certain multi–manager Funds are likely to be somewhat higher than the rates for comparable mutual funds with a single money manager. Decisions to buy and sell securities for each Fund are made by a money manager independently from other money managers. Thus, one money manager could decide to sell a security when another money manager for the same Fund decides to purchase the same security, thereby increasing the Fund’s portfolio turnover ratios and brokerage commissions. The Funds’ changes of money managers may also result in a significant number of portfolio sales and purchases as the new money manager restructures the former money manager’s portfolio.

The Funds, except the Russell Tax–Managed U.S. Large Cap, Russell Tax–Managed U.S. Mid & Small Cap and Russell Tax Exempt Bond Funds, do not give significant weight to attempting to realize long–term capital gains when making portfolio management decisions.

PORTFOLIO TURNOVER RATE. Portfolio turnover measures how frequently securities held by a Fund are bought and sold. The portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by the Fund during the past 13 months. For purposes of determining the rate, all short–term securities, including options, futures, forward contracts, and repurchase agreements, are excluded. Significant variations in the portfolio turnover rates for any Fund generally are primarily attributable to money manager changes, market volatility, and/or duration of portfolio investments.

The portfolio turnover rates for the fiscal years ended October 31, 2008 and 2007 for each Fund (other than the Russell Money Market Fund) were:

	10/31/08	10/31/07
Russell U.S. Core Equity	121%	113%
Russell U.S. Quantitative Equity	118	121
Russell U.S. Growth	120	138
Russell U.S. Value	156	128
Russell U.S. Small & Mid Cap	163	143
Russell International Developed Markets	100	108
Russell Global Equity*	160	62
Russell Emerging Markets	65	67
Russell Tax–Managed U.S. Large Cap	54	50
Russell Tax–Managed U.S. Mid & Small Cap	72	57
Russell Strategic Bond	131	698
Russell Investment Grade Bond	105	199
Russell Short Duration Bond	146	173
Russell Tax Exempt Bond	54	72
Russell Real Estate Securities	66	70

*	The Russell Global Equity Fund commenced operations on February 28, 2007.

A high portfolio turnover rate generally will result in higher brokerage transaction costs and may result in higher levels of realized capital gains or losses with respect to a Fund’s portfolio securities (see “Taxes”).

DISCLOSURE OF PORTFOLIO HOLDINGS. The Funds maintain portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by a Fund. These portfolio holdings disclosure policies have been approved by the Board of Trustees. Disclosures of portfolio holdings information may only be made pursuant to these Board-approved policies and procedures.

Disclosure of a Fund’s portfolio holdings may only occur if such disclosure is consistent with the anti-fraud provisions of the federal securities laws and the fiduciary duties of the Fund and its adviser. Disclosure is permissible only when a Fund, as determined by the Board of Trustees or Chief Compliance Officer, has legitimate business purposes for such disclosure and the recipients are subject to a written confidentiality agreement, which includes a duty not to trade on non-public information.

Public Disclosures of Portfolio Holdings Information

Disclosure of a Fund’s complete holdings as of the end of each fiscal quarter is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov. The Funds will also make these reports available on their website, www.russell.com. Disclosure of a Fund’s complete portfolio holdings will be available on the Funds’ website following each month end. Such disclosure will be available no later than 60 calendar days following each month end. Disclosure of a Fund’s top ten portfolio holdings as of the last day of each month will be available on the Fund’s website no later than 15 calendar days after each month end.

Upon the occurrence of an unexpected, out of the ordinary event with respect to one or more portfolio holdings or the market as a whole, RIMCo may, consistent with the statement of policy set forth above and with the prior approval of the Chief Compliance Officer, prepare and make available on the Funds’ website a statement relating to such event which may include information regarding the Funds’ portfolio holdings.

Portfolio managers and other senior officers or spokespersons of the Funds may disclose or confirm the ownership of any individual portfolio holdings position to reporters, brokers, shareholders, consultants or other interested persons only if such information has been previously publicly disclosed in accordance with the portfolio holdings disclosure policies.

A Fund may pay for any portion of a redemption amount in excess of $250,000 by a distribution of in-kind securities from the Fund’s portfolio, instead of in cash. Prior to making an in-kind distribution, RIMCo will notify the redeeming Shareholder that all information regarding the Fund’s portfolio holdings is non-public and confidential, may not be disclosed to others and may not be used as the basis for any trading decisions.

Non-Public Disclosures of Portfolio Holdings Information

RIMCo and the money managers may periodically distribute lists of applicable investments held by the Funds for the purpose of facilitating management of the Funds’ portfolios and receipt of relevant research. Mellon Analytical Solutions, FactSet Research Systems Inc., Vestek, Advent Software, Inc., Brown Brothers Harriman, Pace, Interactive Data Corporation and Electra Information Systems provide such services to RIMCo and the money managers and as such receive monthly, weekly and daily portfolio holdings, respectively. RIMCo and the money managers may periodically distribute a list of the issuers and securities which are covered by their research department as of a particular date, but in no case will such a list identify an issuer’s securities as either currently held or anticipated to be held by the Funds or identify Fund position sizes.

In addition, the Funds’ custodian generates daily portfolio holdings information in connection with its services to the Funds. Confluence Technologies, Inc. (“CTI”), GCOM2 Solutions, Inc. (“GSI”), and Risk Metrics Group, Inc. (“RiskMetrics”) provide performance reporting services, tax filing services, and proxy voting and class action registration services to RIMCo, respectively. CTI and RiskMetrics receive daily portfolio holdings information in connection with their services to RIMCo, while GSI receives such information quarterly. Such service providers must keep the portfolio holdings information confidential and cannot trade based on the non-public information. There is no lag between the date of such portfolio holdings information and the date on which the information is disclosed to the service providers.

From time to time rating and ranking organizations such as iMoneyNet, Crane Data LLC, Standard & Poor’s, Moody’s, Morningstar, Inc. and Lipper Analytical Services may request complete portfolio holdings information in connection with rating the Funds. In order to facilitate the review of the Funds by these rating agencies, the Funds may distribute (or authorize their service providers to distribute) portfolio holdings information to such ratings agencies before their public disclosure is required or authorized, provided that (a) the recipient does not distribute the information or results of analyses to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling the Fund shares before the information or results of analyses become public information and (b) the recipient is subject to a confidentiality agreement, which includes a duty not to trade on non-public information.

Administration of the Portfolio Holdings Disclosure Policies

The Chief Compliance Officer will exercise oversight of disclosures of the Funds’ portfolio holdings. It is the duty of the Chief Compliance Officer or her designee to ensure that all disclosures of the portfolio holdings of a Fund are in the best interests of such Fund’s shareholders. It is the responsibility of each business unit with access to portfolio holdings, including Investment Operations and Investment Management and Research, to inform the Chief Compliance Officer of any third parties receiving portfolio holdings information which has not previously been disclosed. The Chief Compliance Officer is also responsible for monitoring for conflicts of interest between the interests of Fund shareholders and the interests of the Funds’ investment adviser, principal underwriter, or any affiliated person of the Funds, their investment adviser or their principal underwriter. Every violation of the portfolio holdings disclosure policies must be reported to the Funds’ Chief Compliance Officer. If the Chief Compliance Officer deems that such violation constitutes a “Material Compliance Matter” within the meaning of Rule 38a-1 under the 1940 Act, the violation will be reported to the Funds’ Board of Trustees, as required by Rule 38a-1. The Chief Compliance Officer also has the discretion to report other compliance matters arising under the portfolio holdings disclosure policies to the Board of Trustees.

Disclosure of the Funds’ portfolio holdings made in accordance with these procedures is authorized by the Funds’ Board of Trustees. The portfolio holdings disclosure policies may not be waived, and exceptions may not be made, without the consent of the Funds’ Board of Trustees; provided, however that waivers or exceptions in connection with operational or administrative functions may be made with the prior consent of the Chief Compliance Officer. All such waivers and exceptions by the Chief Compliance Officer will be disclosed to the Board of Trustees no later than its next regularly scheduled quarterly meeting.

PROXY VOTING POLICIES AND PROCEDURES. The Board has delegated to RIMCo, as RIC’s investment adviser, the primary responsibility for monitoring, evaluating and voting proxies solicited by or with respect to issuers of securities in which assets of the Funds may be invested. RIMCo has established a proxy voting committee (“Committee”) and has adopted written proxy voting policies and procedures (“P&P”) and proxy voting guidelines (“Guidelines”). RIMCo has also hired a third party service provider to serve as proxy administrator (“Administrator”), although RIMCo (whether acting directly or through the Committee) retains final authority with respect to proxy voting.

The P&P are designed to ensure that proxy voting decisions are made in accordance with the best interests of RIMCo’s clients and to enable the Committee to resolve any material conflicts of interest between the Funds on the one hand, and RIMCo or its affiliates, on the other, before voting proxies with respect to a matter in which such a conflict may be present. In order to assure that proxies are voted in accordance with the best interests of clients at all times, the P&P authorize votes to be cast in accordance with the Guidelines and delegate to the Administrator responsibility for performing research and making recommendations in accordance with the Guidelines. Conflicts are addressed in the P&P by requiring the implementation of a process requiring additional diligence and documentation if ballots are not voted in accordance with the Guidelines or pursuant to the recommendation of the Proxy Administrator.

The Guidelines address matters that are commonly submitted to shareholders of a company for voting, including, but not limited to, issues relating to corporate governance, auditors, the board of directors, capital structure, executive and director compensation, and mergers and corporate restructurings. Subject to the supervision and oversight of the Committee, and the authority of the Committee to intervene with respect to a particular proxy matter, the Administrator is obligated to vote all proxies as set forth in the Guidelines.

The following are examples of certain types of issues that are covered in the Guidelines and how the proxies are generally voted.

•

Proxies will generally be voted for routine agenda items such as the opening of the shareholder meeting; the presence of quorum; regulatory filings; the designation of inspector or shareholder representatives of minutes of meeting; the allowance of questions; the publication of minutes; and the closing of the shareholder meeting.

•

In connection with director and officer indemnification and liability protection, proxies will generally be voted: against proposals to eliminate entirely director and officer liability for monetary damages for violating the duty of care or for proposals that expand protection beyond the standards set forth by Delaware law; against proposals that would expand indemnification beyond coverage of legal expenses to coverage of acts that are more serious violations of fiduciary obligations than mere carelessness; and for proposals that would provide indemnification for an Italian company’s internal auditors or expanded indemnification where a director’s or officer’s legal defense was unsuccessful if the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company.

•

In certain corporate governance matters, proxies will generally be voted: for proposals seeking to amend a company’s articles of association, procedures, processes and/or other company documents unless the Administrator recommends a vote against such matter, in which case such vote will be determined on a case-by-case basis; for mergers and acquisitions proposals unless the Administrator recommends a vote against, in which case such vote will be determined on a case-by-case basis; for corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, asset sales and creation of holding companies, unless the Administrator recommends a vote against, in which case such vote will be determined on a case-by-case basis; against proposals to classify the board; for shareholder proposals that ask a company to submit its poison pill for shareholder ratification unless the Administrator recommends a vote against, in which case such vote will be determined on a case-by-case basis; and against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

•

In regards to changes to a company’s capital structure, proxies are generally voted against proposals that seek to increase the authorized common or preferred stock by twice the present limit, unless the increase is in connection with a stock split or merger that was voted in favor of; against proposals to create preferred stock, unless the Administrator recommends a vote for, in which case such vote will be determined on a case-by-case basis; if the company does not have any preferred shares outstanding, proxies will generally be voted against the requested authorization unless the Administrator recommends a vote for, in which case such vote will be determined on a case-by-case basis.

•

Generally, proxies are voted for executive and director stock option plans unless the Administrator recommends a vote against such matter, in which case additional criteria specified in the Guidelines will apply and such vote may be determined on a case-by-case basis.

•

In connection with social and environmental matters, proxies will generally be voted for management social, political or environmental proposals unless the Administrator recommends a vote against such matter, in which case such vote will be determined on a case-by-case basis. However, in regards to shareholder social, political, nuclear safety, land use, ecological or environmental proposals, proxies will be registered as abstentions.

Where a voting matter is not specifically addressed in the Guidelines or there is a question as to the outcome, the Administrator is obligated to request additional direction from the Committee. The Administrator is obligated to maintain records of all votes received, all votes cast and other relevant information.

To the extent that any shares of a Fund are owned directly by any other Fund, those shares will be voted directly by the Fund in the same proportion as all other votes received from the other holders of such Fund’s shares.

Information on how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, at http://www.russell.com and on the SEC’s website at http://www.sec.gov.

BROKERAGE ALLOCATIONS. Subject to the arrangements and provisions described below, the selection of a broker or dealer to execute portfolio transactions is made either by the money manager or by RIMCo. RIC’s arrangements with RIMCo and the money managers provide that in executing portfolio transactions and selecting brokers or dealers, the principal objective is to seek best execution. The factors that may be considered in assessing the best execution available for any transaction include the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, the reasonableness of the commission, if any, and the value of research services (as that term is defined in Section 28(e) of the Securities Exchange Act of 1934). In assessing whether the best overall terms have been obtained, RIMCo and the money managers are not obligated to select the broker offering the lowest commission. Any commission, fee or other remuneration paid to an affiliated broker–dealer is paid in compliance with RIC’s procedures adopted in accordance with Rule 17e–1 of the 1940 Act.

In the case of securities traded in the over-the-counter market and depending on where the money manager or RIMCo believes best execution is available, portfolio transactions may be effected either (1) on an agency basis, which involves the payment of negotiated brokerage commissions to the broker-dealer, including electronic communication networks, or (2) on a principal basis at net prices, which include compensation to the broker-dealer in the form of a mark-up or mark-down without commission.

A money manager, may effect portfolio transactions for the segment of a Fund’s portfolio assigned to the money manager with a broker–dealer affiliated with RIMCo or the money manager, as well as with brokers affiliated with other money managers.

The Funds effect certain transactions through Russell Implementation Services, Inc. (“RIS”) and its global network of unaffiliated correspondent brokers. RIS is a registered broker and investment adviser and an affiliate of RIMCo. Trades placed through RIS and its correspondents are made (i) to manage trading associated with changes in managers, rebalancing across existing managers, cash flows and other portfolio transitions or (ii) to execute portfolio securities transactions for the portion of each Fund’s assets that RIMCo determines not to allocate to money managers, including assets allocated to the “select holdings” strategy, and for each Fund’s cash reserves.

The Funds will effect transactions through LJR Recapture Services, a division of BNY ConvergEX Execution Solution LLC (“LJR”) and its global network of unaffiliated correspondent brokers. Trades placed through LJR and its correspondents are used (i) to obtain research services for RIMCo to assist RIMCO in its investment decision-making process in its capacity as Advisor to the Funds or (ii) to generate commission rebates to the Funds on whose behalf the trades were made. For purposes of trading to obtain research services for RIMCo or to generate commission rebates to the Funds, the Funds’ money managers are requested to, and RIMCo may with respect to transactions it places, effect transactions with or through LJR and its correspondents or other brokers only to the extent that the money managers or RIMCO believe that the Funds will receive best execution. In addition, RIMCo recommends targets for the amount of trading that money managers direct though LJR based upon several factors including asset class and investment style, among others. Research services provided to RIMCo by LJR or other brokers include performance measurement statistics, fund analytics systems and market monitoring systems. Research services will generally be obtained from unaffiliated third parties at market rates. Research provided to RIMCo may benefit the particular Funds generating the trading activity and may also benefit other Funds within RIC and other funds and clients managed or advised by RIMCo or its affiliates. Similarly, the Funds may benefit from research provided with respect to trading by those other funds and clients. In some cases, research may also be provided by non–affiliated brokers.

Decisions concerning the acquisition of research services by RIMCo are approved and monitored by a FRC Soft Commission Committee (“SCC”), which consists principally of employees in research and investment management roles. The SCC acts as an oversight body with respect to purchases of research services acquired by RIMCo using soft commissions generated by funds managed by FRC affiliates, including the Funds.

LJR or other brokers may also rebate to the Funds a portion of commissions earned on certain trading by the Funds through LJR and its correspondents in the form of commission recapture. Commission recapture is paid solely to those Funds generating the applicable commission. Commission recapture is generated on the instructions of the SCC once RIMCo’s research needs have been met.

LJR retains a portion of all commissions generated, regardless of whether the trades were used to provide research services to RIMCo or commission recapture to the Funds. Trades through LJR and its correspondents for transition services and manager funding (i.e. brokerage arrangements designed to reduce costs and optimize performance during the transition of Fund assets upon the hiring, termination or additional funding of a money manager) are at ordinary and customary commission rates and do not result in commission rebates or accrued credits for the procurement of research related services.

Additionally, a money manager may independently effect transactions through LJR and its correspondents or a broker affiliated with the money manager or another money manager to obtain research services for its own use. Research services provided to a money manager may benefit the Fund generating the trading activity but may also benefit other funds and clients managed or advised by the money manager. Similarly, the Funds may benefit from research services provided with respect to trading by those other funds and clients.

BROKERAGE COMMISSIONS. During the fiscal years ended October 31, 2008, 2007 and 2006, the total brokerage commissions paid by the Funds were:

	2008	2007	2006
Russell U.S. Core Equity	$4,245,805	$2,515,341	$2,484,653
Russell U.S. Quantitative Equity	2,333,164	1,412,653	1,289,103
Russell U.S. Growth	397,614	373,031	513,490
Russell U.S. Value	1,109,042	918,137	634,213
Russell U.S. Small & Mid Cap	2,101,044	1,826,199	2,121,979
Russell International Developed Markets	5,402,820	4,425,146	3,415,581
Russell Global Equity*	2,864,577	1,760,297	N/A
Russell Emerging Markets	3,079,574	3,418,436	2,898,536
Russell Tax–Managed U.S. Large Cap	449,276	364,223	383,984
Russell Tax–Managed U.S. Mid & Small Cap	468,949	355,975	346,513
Russell Strategic Bond	315,079	493,681	75,282
Russell Investment Grade Bond	127,450	367,640	90,259
Russell Short Duration Bond	23,190	57,414	41,651
Russell Real Estate Securities	2,992,425	2,565,101	1,694,302

*	The Russell Global Equity Fund commenced operations on February 28, 2007.

The principal reasons for changes in several Funds’ brokerage commissions for the three years were (1) changes in Fund asset size, (2) changes in market conditions, and (3) changes in money managers of certain Funds, which required substantial portfolio restructurings, resulting in increased securities transactions and brokerage commissions.

The Russell Tax Exempt Bond and Russell Money Market Funds normally do not pay a stated brokerage commission on transactions, but may pay brokerage commissions on trading associated with changes in money managers.

During the fiscal year ended October 31, 2008, approximately $ 453,000 of the brokerage commissions of the Funds were directed to brokers who provided research services to RIMCo. The research services included industry and company analysis, portfolio strategy reports, economic analysis, and statistical data pertaining to the capital markets. In 2008, transactions effected through LJR were used solely to generate commission rebates to the Funds and not to obtain research services.

Gross brokerage commissions received by affiliated broker/dealers from affiliated money managers for the fiscal years ended October 31, 2008, 2007 and 2006 from portfolio transactions effected for the Funds, were as follows:

	2008
Affiliated Broker/Dealer	$	% of Fund’s Commission	% of Fund’s Principal
David J. Greene and Company, LLC
Russell U.S. Small & Mid Cap	1,231	0.06	0.00
Franklin Portfolio Associates Trust
Russell U.S. Quantitative Equity	132,541	5.68	0.90
Russell Implementation Services, Inc.
Russell U.S. Core Equity	148,946	3.51	2.86
Russell U.S. Quantitative Equity	521,212	22.34	5.57
Russell U.S. Growth	354	0.09	0.68
Russell U.S. Value	79,211	7.14	7.47
Russell U.S. Small & Mid Cap	220,602	10.50	4.44
Russell International Developed Markets	281,245	5.21	2.14
Russell Global Equity*	477,075	16.65	13.39
Russell Emerging Markets	20,496	0.67	0.83
Russell Tax-Managed U.S. Large Cap	2,428	0.54	0.42
Russell Tax-Managed U.S. Mid & Small Cap	15,689	3.35	3.30
Russell Real Estate Securities
UBS Asset Management
Russell International Developed Markets	4,325	0.08	0.02
Russell Emerging Markets	7,046	0.23	0.08

	2007			2006
Affiliated Broker/Dealer	$	% of Fund’s Commission	% of Fund’s Principal	$	% of Fund’s Commission	% of Fund’s Principal
David J. Greene and Company, LLC
Russell U.S. Small & Mid Cap	2,703	0.15	0.00	25,904	1.22	0.02
Franklin Portfolio Associates Trust
Russell U.S. Quantitative Equity	49,030	3.47	1.28
Russell Implementation Services, Inc.
Russell U.S. Core Equity	480,508	19.10	16.02	371,105	14.94	11.06
Russell U.S. Quantitative Equity	218,442	15.46	8.01	363,829	28.22	14.47
Russell U.S. Growth	70,023	18.77	19.38	74,630	14.53	6.02
Russell U.S. Value	238,022	25.92	18.54	4,815	0.76	0.87
Russell U.S. Small & Mid Cap	227,656	12.47	11.56	151,888	7.16	5.19
Russell International Developed Markets	835,125	18.87	15.16	330,996	9.69	48.40
Russell Global Equity*	667,189	37.90	15.28
Russell Emerging Markets	160,914	4.71	3.19	263,039	9.08	12.36
Russell Tax-Managed U.S. Large Cap	73,577	20.20	13.63	135,716	35.34	26.08
Russell Tax-Managed U.S. Mid & Small Cap
Russell Real Estate Securities	196,664	7.67	4.16
UBS Asset Management
Russell International Developed Markets	6,050	0.14	0.08
Russell Emerging Markets	2,717	0.08	0.02

*	The Russell Global Equity Fund commenced operations on February 28, 2007.

The percentage of total affiliated transactions (relating to trading activity) to total transactions during the fiscal year ended October 31, 2008 for the Funds was 7.38%.

During the fiscal year ended October 31, 2008, the Funds purchased securities issued by the following regular brokers or dealers as defined by Rule 10b–1 of the 1940 Act, each of which is one of the Funds’ ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the Funds. The value of broker–dealer securities held as of October 31, 2008, was as follows:

Brokers by Commission

Broker	Russell U.S. Core Equity Fund	Russell U.S. Quantitative Equity Fund	Russell U.S. Growth Fund	Russell U.S. Value Fund	Russell U.S. Small & Mid Cap Fund
Banc of America Securities LLC	89,121,509	28,187,900	152,271	4,002,552
Barclays Capital, Inc.
Citigroup Global Markets, Inc.	22,416,685	(763,049)		2,476,110
Credit Suisse First Boston Corp.
Deutsche Bank Securities, Inc.	326,628
Goldman, Sachs & Co.	43,280,473	14,818,500	1,262,255	194,250
HSBC Securities, Inc.
Investment Technology Group, Inc.		2,697,651			214,774
J.P. Morgan Securities, Inc.	101,380,043	24,888,270		4,620,000
Jefferies & Company		74,401		655,362
Lehman Brothers, Inc.
Macquarie Group Limited
Merrill Lynch, Pierce, Fenner & Smith, Inc.	8,651,600	265,837		526,097
Morgan Stanley & Co. Incorporated	12,225,506	1,096,644	83,856	1,514,649
Stifel, Nicolaus & Co., Inc.					1,172,395
UBS Securities LLC
Wachovia Securities		319,218		1,477,095

Broker	Russell International Developed Markets Fund	Russell Global Equity Fund	Russell Emerging Markets Fund	Russell Tax- Managed U.S. Large Cap Fund	Russell Tax- Managed U.S. Mid & Small Cap Fund
Banc of America Securities LLC				4,946,366
Barclays Capital, Inc.	6,957,760
Citigroup Global Markets, Inc.	1,381,121		1,884,852	2,037,194
Credit Suisse First Boston Corp.	30,686,778	4,541,819
Deutsche Bank Securities, Inc.	10,475,990
Goldman, Sachs & Co.		3,709,250		2,057,200
HSBC Securities, Inc.	27,594,318	3,329,620
Investment Technology Group, Inc.					123,603
J.P. Morgan Securities, Inc.		8,634,491		5,507,700
Jefferies & Company
Lehman Brothers, Inc.
Macquarie Group Limited	293,412
Merrill Lynch, Pierce, Fenner & Smith, Inc.	114,865	5,403,411		1,673,100
Morgan Stanley & Co. Incorporated		2,421,342		704,041
Stifel, Nicolaus & Co., Inc.
UBS Securities LLC	13,601,047	6,202,647
Wachovia Securities

Broker	Russell Strategic Bond Fund	Russell Short Duration Bond Fund	Russell Investment Grade Bond Fund	Russell Money Market Fund
Banc of America Securities LLC	74,679,691	9,830,827	8,500,873	125,934,926
Barclays Capital, Inc.	22,700,732	4,346,012		325,000,000
Citigroup Global Markets, Inc.	166,071,331	8,613,035	22,243,616	176,296,944
Credit Suisse First Boston Corp.	46,318,384	79,238	16,761,669	32,661,670
Deutsche Bank Securities, Inc.	5,847,009	251,608	1,223,967	236,000,000
Goldman, Sachs & Co.	46,166,077	767,120	13,268,887	20,948,074
HSBC Securities, Inc.	26,127,448	4,375,447	6,941,980	20,992,263
Investment Technology Group, Inc.
J.P. Morgan Securities, Inc.	183,231,003	11,024,757	45,309,243	68,355,804
Jefferies & Company
Lehman Brothers, Inc.	50,831,487	295,828	2,423,222	402,766,109
Macquarie Group Limited
Merrill Lynch, Pierce, Fenner & Smith, Inc.	43,244,104	4,116,198	7,696,310	55,000,000
Morgan Stanley & Co. Incorporated	124,226,248	3,187,724	13,208,461	46,493,559
Stifel, Nicolaus & Co., Inc.
UBS Securities LLC	49,469,909	199,545	3,798,617	299,739,139
Wachovia Securities	84,348,364	4,016,115	13,294,470	224,475,781

Brokers by Principal (Zero Commissions)

Broker	Russell U.S. Core Equity Fund	Russell U.S. Quantitative Equity Fund	Russell U.S. Growth Fund	Russell U.S. Value Fund	Russell U.S. Small & Mid Cap Fund
Banc of America Securities LLC	89,121,509	28,187,900	152,271	4,002,552
Barclays Capital, Inc.
Bear Stearns
BNP Paribas
BNY Mellon Securities LLC	32,072,076	15,921,025	521,600	981,260
Citigroup Global Markets, Inc.	22,416,685	(763,049)		2,476,110
Credit Suisse First Boston Corp.
Deutsche Bank Securities, Inc.	326,628
Goldman, Sachs & Co.	43,280,473	14,818,500	1,262,255	194,250
Investment Technology Group, Inc.		2,697,651			214,774
J.P. Morgan Securities, Inc.	101,380,043	24,888,270		4,620,000
Jefferies & Company		74,401		655,362
Lehman Brothers, Inc.
Merrill Lynch, Pierce, Fenner & Smith, Inc.	8,651,600	265,837		526,097
Morgan Stanley & Co. Incorporated	12,225,506	1,096,644	83,856	1,514,649
Raymond James & Associates		2,217,208
State Street Global Markets, LLC	14,941,661	10,205,284	693,600	691,433
Suntrust Capital Markets, Inc.		2,674,608		2,300,022
UBS Securities LLC
Wachovia Securities		319,218		1,477,095
Zions First National Bank				1,067,080

Broker	Russell International Developed Markets Fund	Russell Global Equity Fund	Russell Emerging Markets Fund	Russell Tax- Managed U.S. Large Cap Fund	Russell Tax- Managed U.S. Mid & Small Cap Fund
Banc of America Securities LLC				4,946,366
Barclays Capital, Inc.	6,957,760
Bear Stearns
BNP Paribas	38,975,175	1,185,567
BNY Mellon Securities LLC		5,851,700		4,427,113
Citigroup Global Markets, Inc.	1,381,121		1,884,852	2,037,194
Credit Suisse First Boston Corp.	30,686,778	4,541,819
Deutsche Bank Securities, Inc.	10,475,990
Goldman, Sachs & Co.		3,709,250		2,057,200
Investment Technology Group, Inc.					123,603
J.P. Morgan Securities, Inc.		8,634,491		5,507,700
Jefferies & Company
Lehman Brothers, Inc.
Merrill Lynch, Pierce, Fenner & Smith, Inc.	114,865	5,403,411		1,673,100
Morgan Stanley & Co. Incorporated		2,421,342		704,041
Raymond James & Associates					157,440
State Street Global Markets, LLC				637,245	97,061
Suntrust Capital Markets, Inc.				132,462
UBS Securities LLC	13,601,047	6,202,647
Wachovia Securities
Zions First National Bank				522,107

Broker	Russell Strategic Bond Fund	Russell Short Duration Bond Fund	Russell Investment Grade Bond Fund	Russell Money Market Fund
Banc of America Securities LLC	74,679,691	9,830,827	8,500,873	125,934,926
Barclays Capital, Inc.	22,700,732	4,346,012		325,000,000
Bear Stearns	169,849,679	5,666,033	16,041,119	15,602,300
BNP Paribas	3,299,500		1,237,069	230,760,078
BNY Mellon Securities LLC	897,871	718,297
Citigroup Global Markets, Inc.	166,071,331	8,613,035	22,243,616	176,296,944
Credit Suisse First Boston Corp.	46,318,384	79,238	16,761,669	32,661,670
Deutsche Bank Securities, Inc.	5,847,009	251,608	1,223,967	236,000,000
Goldman, Sachs & Co.	46,166,077	767,120	13,268,887	20,948,074
Investment Technology Group, Inc.
J.P. Morgan Securities, Inc.	183,231,003	11,024,757	45,309,243	68,355,804
Jefferies & Company
Lehman Brothers, Inc.	50,831,487	295,828	2,423,222	402,766,109
Merrill Lynch, Pierce, Fenner & Smith, Inc.	43,244,104	4,116,198	7,696,310	55,000,000
Morgan Stanley & Co. Incorporated	124,226,248	3,187,724	13,208,461	46,493,559
Raymond James & Associates
State Street Global Markets, LLC
Suntrust Capital Markets, Inc.		2,587,141	836,244
UBS Securities LLC	49,469,909	199,545	3,798,617	299,739,139
Wachovia Securities	84,348,364	4,016,115	13,294,470	224,475,781
Zions First National Bank

INVESTMENT RESTRICTIONS, POLICIES AND CERTAIN INVESTMENTS

Each Fund’s investment objective, with the exception of Russell U.S. Quantitative Equity Fund, Russell International Developed Markets Fund, Russell Investment Grade Bond Fund and Russell Tax Exempt Bond Fund, is “non-fundamental.” A non-fundamental investment objective means that it may be changed without the approval of a majority of each Fund’s shareholders. If a Fund’s investment objective is changed by the Board of Trustees, the Prospectus will be supplemented to reflect the new investment objective. Certain investment policies and restrictions may be, and the investment objectives of Russell U.S. Quantitative Equity Fund, Russell International Developed Markets Fund, Russell Investment Grade Bond Fund and Russell Tax Exempt Bond Fund are, fundamental which means that they may only be changed with the approval of a majority of each Fund’s shareholders. The vote of a majority of the outstanding voting securities of each Fund means the vote of the lesser of (a) 67% or more of the voting securities of the Fund present at the meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of the Fund. Other policies and restrictions may be changed by a Fund without shareholder approval. The Funds’ investment objectives are set forth in the respective Prospectuses.

INVESTMENT RESTRICTIONS. Each Fund is subject to the following fundamental investment restrictions. Unless otherwise noted, these restrictions apply on a Fund–by–Fund basis at the time an investment is being made.

Unless otherwise stated, all percentage and credit quality limitations on Fund investments listed in this SAI apply at the time of investment. There would be no violation of any of these limitations unless an excess or deficiency exists immediately after and as a result of an investment.

No Fund may:

1. Purchase securities if, as a result of such purchase, the Fund’s investments would be concentrated, within the meaning of the 1940 Act, in securities of issuers in a particular industry or group of industries.

Investments in other investment companies shall not be considered an investment in any particular industry or group of industries for purposes of this investment restriction.

This investment restriction shall not apply to securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies.

This investment restriction shall not apply to the Russell Real Estate Securities Fund.

The Russell Real Estate Securities Fund may invest in the securities of companies directly or indirectly engaged in the real estate industry without limitation as to concentration.

The Russell Money Market Fund may invest more than 25% of its assets in money market instruments issued by domestic branches of U.S. Banks having net assets in excess of $100,000,000.

2. Purchase or sell real estate; provided that a Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

3. Purchase or sell commodities except that a Fund may purchase or sell currencies, may enter into futures contracts on securities, currencies and other indices or any other financial instruments, and may purchase and sell options on such futures contracts.

4. Borrow money, except that a Fund may borrow money to the extent permitted by the 1940 Act, or to the extent permitted by any exemptions therefrom which may be granted by the SEC.

5. Act as an underwriter except to the extent the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.

6. Make loans to other persons except (a) through the lending of its portfolio securities, (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans in accordance with its investment objectives and policies, (c) to the extent the entry into a repurchase agreement is deemed to be a loan, or (d) to affiliated investment companies to the extent permitted by the 1940 Act or any exemptions therefrom that may be granted by the SEC.

7. Issue securities senior to the Fund’s presently authorized shares of beneficial interest except that this restriction shall not be deemed to prohibit a Fund from (a) making any permitted borrowings, loans, mortgages or pledges, (b) entering into options, futures contracts, forward contracts, repurchase transactions, or reverse repurchase transactions, or (c) making short sales of securities to the extent permitted by the 1940 Act and any rule or order thereunder.

An additional fundamental policy is that the Russell Tax Exempt Bond Fund will not invest in interests in oil, gas or other mineral exploration or development programs.

For purposes of these investment restrictions, the Russell Tax Exempt Bond Fund will consider as a separate issuer each: governmental subdivision (i.e., state, territory, possession of the United States or any political subdivision of any of the foregoing, including agencies, authorities, instrumentalities, or similar entities, or of the District of Columbia) if its assets and revenues are separate from those of the government body creating it and the security is backed by its own assets and revenues; the non–governmental user of an industrial development bond, if the security is backed only by the assets and revenues of a non–governmental user. The guarantee of a governmental or some other entity is considered a separate security issued by the guarantor as well as the other issuer for Investment Restrictions, industrial development bonds and governmental issued securities. The issuer of all other municipal obligations will be determined by the money manager on the basis of the characteristics of the obligation, the most significant being the source of the funds for the payment of principal and interest.

With regards to investment restriction 1, above, the staff of the SEC has taken the position that a fund is concentrated if it invests 25% or more of the value of its total assets in any one industry or group of industries. The Russell Real Estate Securities Fund concentrates its investments in real estate securities.

With regards to investment restriction 1, above, mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities are not subject to the Funds’ industry concentration restrictions, by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, or any asset-backed securities, the Funds take the position that such securities do not represent interests in any particular ‘industry” or group of industries.

With regards to investment restriction 4, above, this restriction applies constantly and not only at the time a borrowing is made.

With regards to investment restriction 6, above, each Fund may lend its portfolio securities in an amount not to exceed 33 1/3% of total fund assets. The Funds may invest without limit in repurchase agreements so long as they abide by their investment objective, investment restrictions, and all 1940 Act requirements, including diversification requirements. Loans to affiliated investment companies are not presently permitted by the 1940 Act in the absence of an exemption from the SEC. The Funds have received exemptive relief from the SEC to loan money to affiliated investment companies.

With regards to investment restriction 7, above, permitted borrowings refer to borrowings by the Fund as permitted by the 1940 Act.

Each Fund is also subject to the following non–fundamental investment restriction (one that can be changed by the Trustees without shareholder approval). Unless otherwise noted, this restriction applies on a Fund–by–Fund basis at the time an investment is being made.

No Fund may borrow money for purposes of leveraging or investment. Provisional credits related to contractual settlements shall not be considered to be a form of leverage.

Under the 1940 Act, each Fund is presently permitted to borrow up to 5% of its total assets from any person for temporary purposes, and may also borrow from banks, provided that if borrowings exceed 5%, the Fund must have assets totaling at least 300% of the borrowing when the amount of the borrowing is added to the company’s other assets. Put another way, an investment company may borrow, in the aggregate, from banks and others, amounts up to one-third (33 1/3%) of its total assets (including those assets represented by the borrowing). Accordingly, if a Fund were required to pledge assets to secure a borrowing, it would pledge no more than one-third (33 1/3%) of its assets.

The Funds will not purchase additional securities while outstanding cash borrowings exceed 5% of total assets.

A Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. During these times, a Fund may invest up to 100% of its assets in cash or cash equivalents, shares of money market mutual funds, commercial paper, zero coupon bonds, repurchase agreements, and other securities RIMCo believes to be consistent with the Fund’s best interests. During a period in which a Fund takes a temporary defensive position, the Fund may not achieve its investment objective.

INVESTMENT POLICIES.

The investment objective and principal investment strategies for each of the Funds are provided in their Prospectuses. The following tables illustrate the principal and non-principal investments in which the Funds invest. The Funds may not invest in all of the investments listed below. The Funds use investment techniques commonly used by other mutual funds. The securities and investment strategies listed below are discretionary, which means that RIMCo or its money managers may or may not use them.

Fund	Principal Investments	Non-Principal Investments
Russell U.S. Core Equity Fund	Common Stocks and Common Stock Equivalents Preferred Stocks American Depositary Receipts	Cash Reserves Lending Portfolio Securities Derivatives to expose cash reserves to markets REITs Non-U.S. Securities

Russell U.S. Quantitative Equity Fund	Common Stocks and Common Stock Equivalents Short Sales American Depositary Receipts	Cash Reserves Lending Portfolio Securities Derivatives to expose cash reserves to markets REITs Non-U.S. Securities

Russell U.S. Growth Fund	Common Stocks and Common Stock Equivalents American Depositary Receipts	Cash Reserves Lending Portfolio Securities Illiquid Securities Derivatives to expose cash reserves to markets Non-U.S. Securities

Russell U.S. Value Fund	Common Stocks and Common Stock Equivalents American Depositary Receipts	Cash Reserves Lending Portfolio Securities Illiquid Securities Derivatives to expose cash reserves to markets REITs Non-U.S. Securities

Russell U.S. Small & Mid Cap Fund	Common Stocks and Common Stock Equivalents American Depositary Receipts Equity securities of real estate companies including REITs	Cash Reserves Lending Portfolio Securities Illiquid Securities Derivatives to expose cash reserves to markets Non-U.S. Securities

Russell International Developed Markets Fund	Common Stocks and Common Stock Equivalents Depositary Receipts Preferred Stocks Foreign Securities Forward Currency Contracts Emerging Market Securities

Cash Reserves

Lending Portfolio Securities

Illiquid Securities

Convertible securities and warrants

Derivatives

Synthetic foreign equity securities

Equity securities of real estate companies, including REITs

Derivatives to expose cash reserves to markets

Fund	Principal Investments	Non-Principal Investments
Russell Global Equity Fund	Common Stocks and Common Stock Equivalents Depositary Receipts Preferred Stocks Foreign Securities Forward Currency Contracts Emerging Market Securities

Cash Reserves

Lending Portfolio Securities

Illiquid Securities

Derivatives

Equity securities of real estate companies, including REITs

Synthetic foreign equity securities

Warrants and convertible securities

Derivatives to expose cash reserves to markets

Russell Emerging Markets Fund	Common Stocks and Common Stock Equivalents Depositary Receipts Preferred Stocks Foreign Securities (specifically emerging market securities) Illiquid Securities

Cash Reserves

Warrants

Derivatives

Synthetic foreign equity securities

Pooled Investment Vehicles

Convertible debt securities

Lending Portfolio Securities

Derivatives to expose cash reserves to markets

Russell Tax-Managed U.S. Large Cap Fund	Common Stocks and Common Stock Equivalents American Depositary Receipts	Cash Reserves Lending Portfolio Securities Derivatives to expose cash reserves to markets Non-U.S. Securities

Russell Tax-Managed U.S. Mid & Small Cap Fund	Common Stocks and Common Stock Equivalents American Depositary Receipts	Cash Reserves Lending Portfolio Securities Illiquid Securities Derivatives to expose cash reserves to markets REITs Non-U.S. Securities

Russell Strategic Bond Fund

Debt Securities including corporate debt, asset-backed securities and mortgage-backed securities, including collateralized mortgage obligations, commercial mortgage backed securities and dollar rolls

Below investment grade or junk bonds

U.S. Government Securities, including TIPS and zero coupon bonds

Foreign Securities

Derivatives

When-issued and forward commitment securities

Swaps and swaptions

STRIPS

Loans and other direct indebtedness

Emerging markets debt

Illiquid Securities

Credit and Liquidity enhancements

Variable and Floating Rate Securities

Municipal Obligations Cash Reserves Repurchase Agreements Lending Portfolio Securities Investment Company Securities and pooled investment vehicles Brady Bonds

Fund	Principal Investments	Non-Principal Investments
Russell Investment Grade Bond Fund

Debt Securities including corporate debt, asset-backed securities and mortgage-backed securities, including collateralized mortgage obligations, commercial mortgage backed securities and dollar rolls

U.S. Government Securities, including TIPS and zero coupon securities

Foreign Securities

Derivatives

When-issued and forward commitment securities

Swaps and Swaptions

STRIPS

Loans and other direct indebtedness

Emerging markets debt,

Illiquid Securities

Credit and Liquidity enhancements

Variable and Floating Rate Securities

Municipal Obligations Cash Reserves Repurchase Agreements Lending Portfolio Securities Investment Company Securities and pooled investment vehicles Brady Bonds

Russell Short Duration Bond Fund

Debt Securities including corporate debt, asset-backed securities and mortgage-backed securities, including collateralized mortgage obligations, commercial mortgage backed securities and dollar rolls

Below investment grade or junk bonds

U.S. Government Securities, including TIPS and zero coupon securities

Foreign Securities

Derivatives

When-issued and forward commitment securities

Swaps and swaptions

STRIPS

Loans and other direct indebtedness

Emerging markets debt ,

Illiquid Securities

Credit and Liquidity enhancements

Variable and Floating Rate Securities

Cash Reserves Repurchase Agreements Lending Portfolio Securities Investment Company Securities and pooled investment vehicles Municipal Obligations Brady Bonds

Russell Tax Exempt Bond Fund	Investment grade Municipal Obligations Municipal Debt Securities that are rated below investment grade or junk bonds Credit and Liquidity enhancements Illiquid Securities	Cash Reserves Lending Portfolio Securities Demand notes and Eurodollar futures

Russell Real Estate Securities Fund	Common Stocks and Common Stock Equivalents, including REITs Foreign Securities	Cash Reserves Lending Portfolio Securities Illiquid Securities Depositary Receipts

Russell Money Market Fund	U.S. Government Securities Demand Notes Repurchase Agreements Debt Securities Guaranteed Under Government Programs

The following discussion describes certain investment strategies which the Funds may pursue and certain types of securities in which the Funds may invest as listed in the foregoing table.

Unless otherwise stated, all percentage and credit quality limitations on Fund investments listed in this SAI apply at the time of investment. There would be no violation of any of these limitations unless an excess or deficiency exists immediately after and as a result of an investment.

The Russell U.S. Core Equity, Russell U.S. Quantitative Equity, Russell U.S. Growth, Russell U.S. Value, Russell U.S. Small & Mid Cap, Russell International Developed Markets, Russell Global Equity, Russell Emerging Markets, Russell Tax–Managed

U.S. Large Cap Fund, Russell Tax–Managed U.S. Mid & Small Cap, and Russell Real Estate Securities Funds are referred to collectively as the “Equity Funds.”

The Russell Strategic Bond, Russell Investment Grade Bond, Russell Short Duration Bond, and Russell Tax Exempt Bond Funds are referred to collectively as the “Fixed Income Funds.”

GENERAL INVESTMENT STRATEGIES AND PORTFOLIO INSTRUMENTS

Cash Reserves and Being Fully Invested. A Fund at times has to sell portfolio securities in order to meet redemption requests. The selling of securities may affect a Fund’s performance since securities are sold for other than investment reasons. A Fund can avoid selling its portfolio securities by holding adequate levels of cash to meet anticipated redemption requests (“cash reserves”). The cash reserves may also include cash awaiting investment or to pay expenses. The Funds, except the Russell Real Estate Securities Fund, intend to be fully invested at all times. RIMCo or a money manager invests the Funds’ (except the Russell Money Market Fund) cash reserves in short term instruments. In addition to investing in such short term investments, as described below, a Fund may pursue its strategy to be fully invested by exposing its cash reserves to the performance of appropriate markets by purchasing equity securities, fixed-income securities and/or derivatives. This is intended to cause a Fund to perform as though its cash reserves were actually invested in those markets.

Each Fund (except the Russell Money Market Fund), that invests its cash reserves in the Russell Money Market Fund does so pursuant to exemptive relief from the SEC. The relief requires that any investment of cash reserves in affiliated money market funds will not exceed 25% of the investing Fund’s total assets. The Funds will invest cash reserves in the Russell Money Market Fund only so long as it does not adversely affect the portfolio management and operations of the Russell Money Market Fund and RIC’s other Funds. The Russell Money Market Fund, and the Funds investing in it, treat such investments as the purchase and redemption of the Russell Money Market Fund’s Shares. Any Fund investing in a money market fund pursuant to this procedure participates equally on a pro rata basis in all income, capital gains, and net assets of the money market fund, and will have all rights and obligations of a shareholder as provided in RIC’s Master Trust Agreement, including voting rights. However, Shares of a money market fund issued to other Funds will be voted by the Trustees in the same proportion as the Shares of the money market fund that are held by shareholders that are not Funds. In addition to the advisory and administrative fees payable by the Funds to RIMCo and RFSC, respectively, each Fund that invests its cash reserves in the Russell Money Market Fund pursuant to the terms and conditions of an exemptive order will bear indirectly a proportionate share of that money market fund’s operating expenses, which include the advisory and administrative fees that such money market fund pays to RIMCo and RFSC, respectively. Until October 2009, the cash reserves for all Funds were invested in the Russell Money Market Fund. The aggregate annual rate of advisory and administrative fees payable to RIMCo and RFSC on the cash reserves invested in the Russell Money Market Fund was 0.10% (net of fee waivers and reimbursements). The SEC exemptive order requires that the Funds’ Board determine that the advisory fees incurred in connection with the investment of cash reserves in affiliated money market funds are not for duplicative services.

Commencing in October 2009, each of the Funds which invested its cash reserves in the Russell Money Market Fund instead began investing those cash reserves in the Russell U.S. Cash Management Fund, an unregistered fund advised by RIMCo and administered by RFSC (the “Cash Management Fund”). The aggregate annual rate of advisory and administrative fees payable to RIMCo and RFSC on the cash reserves invested in the Cash Management Fund is 0.10%, the same as the net aggregate annual rate of advisory and administrative fees payable to RIMCo and RFSC with respect to the Russell Money Market Fund.

Hedging Strategies. Financial futures contracts may be used by the Funds, except the Russell Money Market Fund, during or in anticipation of adverse market events such as, in the case of the Fixed Income Funds, interest rate changes. For example: if interest rates were anticipated to rise, financial futures contracts may be sold (short hedge) which would have an effect similar to selling bonds. Once interest rates increase, fixed–income securities held in a Fund’s portfolio may decline, but the futures contract value may decrease, partly offsetting the loss in value of the fixed–income security by enabling the Fund to repurchase the futures contract at a lower price to close out the position.

The Funds may purchase a put and/or sell a call option on a stock index futures contract instead of selling a futures contract in anticipation of an equity market decline. Purchasing a call and/or selling a put option on a stock index futures contract is used instead of buying a futures contract in anticipation of an equity market advance, or to temporarily create an equity exposure for cash reserves until those balances are invested in equities. Options on financial futures are used in a similar manner in order to hedge portfolio securities against anticipated market changes.

Risk Associated with Hedging Strategies. There are certain investment risks involved with using futures contracts and/or options as a hedging technique. One risk is the imperfect correlation between price movement of the futures contracts or options and the price movement of the portfolio securities, stock index or currency subject of the hedge. The risk increases for the Russell Tax Exempt Bond Fund since financial futures contracts that may be engaged in are on taxable securities rather than tax exempt securities. There is no assurance that the price of taxable securities will move in a similar manner to the price of tax exempt securities. Another risk is that a liquid secondary market may not exist for a futures contract causing a Fund to be unable to close out the futures contract thereby affecting the Fund’s hedging strategy.

In addition, foreign currency options and foreign currency futures involve additional risks. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions could also be adversely affected by (1) other complex foreign, political, legal and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in a Fund’s ability to act upon economic events occurring in foreign markets during non– business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (5) lesser trading volume.

Lending Portfolio Securities. RIC is a party to an Amended and Restated Securities Lending Authorization Agreement with State Street Bank and Trust Company, an unaffiliated lending agent, pursuant to which a Fund may lend securities to other parties (typically brokers, dealers, banks or other financial institutions) who may need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. The borrower provides the Fund with collateral in an amount at least equal to the value of the securities loaned. By lending its portfolio securities, a Fund attempts to increase its net investment income through investment earnings from collateral received or the receipt of negotiated fees on the securities lent.

Each Fund retains most rights of beneficial ownership, including interest or other distributions on the loaned securities. Any gain or loss in the market price of the securities lent that occurs during the term of the loan would be for the account of the Fund. Voting rights may pass with the lending. A Fund may call loans to vote proxies if a material issue affecting the investment is to be voted upon. Payments received by a Fund in lieu of any dividends paid on the loaned securities will not be treated as “qualified dividend income” for purposes of determining what portion of a Fund’s dividends received by a Fund and distributed to its shareholders may be taxed at the rates generally applicable to long-term capital gains.

If the borrower defaults on its obligations to return the securities lent because of insolvency or other reasons, a Fund could experience delays and costs in recovering the securities lent or in gaining access to the collateral. These delays could be greater for foreign securities. If a Fund is not able to recover the securities lent, a Fund may sell the collateral and purchase a replacement security in the market. The value of the collateral could decrease below the value of the replacement security or the value of the replacement security could increase above the value of the collateral by the time the replacement security is purchased.

The Funds may invest cash collateral received in (1) direct obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, (2) high–quality short–term debt instruments eligible for purchase by Russell Investment Company domestic money market mutual funds, (3) repurchase transactions with certain counterparts or (4) registered or unregistered short-term investment funds advised by RIMCo or third parties. Income generated from the investment of the cash collateral is first used to pay any negotiated rebate to the borrower of the securities then to pay for lending transaction costs. Any remaining income is divided between the Fund and the lending agent in accordance with the Amended and Restated Securities Lending Authorization Agreement.

A Fund may incur costs or possible losses in excess of the interest income and fees received in connection with securities lending transactions. To the extent that the value of the cash collateral as invested is insufficient to return the full amount of the collateral plus any negotiated rebate to the borrower upon termination of the loan, a Fund must immediately pay the amount of the shortfall to the borrower.

No Fund may lend portfolio securities in an amount that exceeds 33 1/3% of total fund assets.

Select Holdings. As described in the Prospectuses, RIMCo may employ a “select holdings” strategy for a portion of certain Equity Funds assets that RIMCo determines not to allocate to the money managers. Pursuant to this strategy, RIMCo analyzes the holdings in the Fund segments assigned to money managers to identify particular stocks that have been selected by multiple money managers. RIMCo uses a proprietary model to rank these stocks. Based on this ranking, RIMCo purchases additional shares of certain stocks for the Fund. RIMCo performs this analysis and ranking, and purchases or sells stocks based on this analysis and ranking, on a regular, periodic basis. The strategy is designed to increase the Fund’s exposure to stocks that are viewed as attractive by multiple money managers.

Illiquid and Restricted Securities. No more than 15% of a Fund’s (other than the Russell Money Market Fund) net assets will be invested in securities, including repurchase agreements of more than seven days’ duration, that are illiquid. This limitation is applied at the time of purchase. A security is illiquid if it cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued such security. There may be delays in selling illiquid securities at prices representing their fair value. The Russell Money Market Fund will not invest in illiquid securities.

The Board of Trustees of the Funds has adopted procedures to permit each Fund to deem as liquid the following types of securities that are otherwise presumed to be illiquid securities: (i) certain restricted securities that are eligible for resale pursuant to Rule 144A (“Rule 144A Securities”) under the Securities Act of 1933, as amended (the “Securities Act”); (ii) certain commercial paper issued in reliance on the exemption from registration provided by Section 4(2) of the Securities Act (“Section 4(2) Paper”); (iii) certain interest-only and principal-only fixed mortgage-backed securities issued by the United States government or its agencies and instrumentalities (collectively, “Eligible MBS”); (iv) certain municipal lease obligations and certificates of participation in municipal lease obligations (collectively, “Municipal Lease Obligations”); and (v) certain restricted debt securities that are subject to unconditional puts or demand features exercisable within seven days (“Demand Feature Securities”).

The expenses of registration of restricted securities that are illiquid (excluding securities that may be resold by the Funds pursuant to Rule 144A) may be negotiated at the time such securities are purchased by a Fund. When registration is required, a considerable period may elapse between a decision to sell the securities and the time the sale would be permitted. Thus, a Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. A Fund also may acquire, through private placements, securities having contractual resale restrictions, which might lower the amount realizable upon the sale of such securities.

Interfund Lending. The Funds have been granted permission from the SEC to participate in a joint lending and borrowing facility (the “Credit Facility”). The Funds may borrow money from each other for temporary purposes. All such borrowing and lending will be subject to a participating fund’s fundamental investment limitations. Typically, Funds will borrow from the Russell Money Market Fund. The Russell Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short-term reserves and the Portfolio Manager determines it is in the best interest of the Russell Money Market Fund. The Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice and may be repaid on any day by the borrowing fund. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the Russell Money Market Fund could result in reduced returns and/or additional borrowing costs.

Investment Company Securities and Pooled Investment Vehicles. The Funds may invest in securities of other open-end or closed-end investment companies. If a Fund invests in other investment companies, shareholders will bear not only their proportionate share of the fund’s expenses (including operating expenses and the fees of the adviser), but also, indirectly, the similar expenses of the underlying investment companies. Shareholders would also be exposed to the risks associated not only to the investments of the fund but also to the portfolio investments of the underlying investment companies.

Some emerging market countries have laws and regulations that currently preclude direct foreign investments in the securities of their companies. However, indirect foreign investments in the securities of companies listed and traded on the stock exchanges in these countries are permitted through pooled investment vehicles or investment funds that have been specifically authorized.

Exchange Traded Funds or “ETFs.” The Funds, other than the Russell Money Market Fund, may invest in shares of open-end mutual funds or unit investment trusts that are traded on a stock exchange, called exchange-traded funds or ETFs. Typically, an ETF seeks to track the performance of an index, such as the S&P 500® or the NASDAQ 100, by holding in its portfolio either the same securities that comprise the index, or a representative sample of the index. Investing in an ETF will give a fund exposure to the securities comprising the index on which the ETF is based, and the Funds will gain or lose value depending on the performance of the index. ETFs have expenses, including advisory and administrative fees paid by ETF shareholders, and, as a result, an investor in the Funds is subject to a duplicate level of fees if a Fund invests in ETFs.

Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are bought and sold based on market values throughout each trading day, and not at net asset value. For this reason, shares could trade at either a premium or discount to net asset value. Currently, the Funds intend to invest only in ETFs that track equity market indices. The portfolios held by these ETFs are publicly disclosed on each trading day, and an approximation of actual net asset value is disseminated throughout the trading day. Because of this transparency, the trading prices of these index-based ETFs tend to closely track the actual net asset value of the underlying portfolios. If available, the Funds may invest in ETFs that are based on fixed income indices, or that are actively managed. Actively managed ETFs will likely not have the transparency of index based ETFs, and therefore, may be more likely to trade at a discount or premium to actual net asset values. If an ETF held by the fund trades at a discount to net asset value, the fund could lose money even if the securities in which the ETF invests go up in value.

Short Sales. The Russell U.S. Quantitative Equity Fund may utilize short selling strategies. In a short sale, the seller sells a security that it does not own, typically a security borrowed from a broker or dealer. Because the seller remains liable to return the underlying security that it borrowed from the broker or dealer, the seller must purchase the security prior to the date on which delivery to the broker or dealer is required. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. The making of short sales exposes the Fund to the risk of liability for the market value of the security that is sold (the amount of which liability increases as the market value of the underlying security increases), in addition to the costs associated with establishing, maintaining and closing out the short position.

Although the Fund’s potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. The proceeds of the short sale will be retained as collateral in a segregated account for the broker’s benefit at the Fund’s custodian, to the extent necessary to meet margin requirements, until the short position is closed out. Until a Fund replaces a borrowed security in connection with a short sale, the Fund will: (a) maintain daily a segregated account, containing cash, cash equivalents, or liquid marketable securities, at such a level that the amount deposited in the segregated account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; or (b) otherwise cover its short position in accordance with positions taken by the staff of the SEC (e.g., taking an offsetting long position in the security sold short).

Foreign Securities

Investment In Foreign Securities. The Funds may invest in foreign (non-U.S.) securities traded on U.S. or foreign exchanges or in the over–the–counter market. Investing in securities issued by foreign governments and corporations involves considerations and possible risks not typically associated with investing in obligations issued by the U.S. government and domestic corporations. Less information may be available about foreign companies than about domestic companies, and foreign companies generally are not subject to the same uniform accounting, auditing and financial reporting standards or other regulatory practices and requirements comparable to those applicable to domestic companies. The values of foreign investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad) or changed circumstances in dealings between nations. Costs are incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including nationalization, expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods or restrictions affecting the prompt return of capital to the United States. To the extent that a Fund’s principal investment strategies involve foreign (non-U.S.) securities, a Fund may tend to have a greater exposure to liquidity risk.

Investment In Emerging Markets. The Equity Funds may invest in emerging markets stocks. The Fixed Income Funds may invest in the following types of emerging market debt: bonds; notes and debentures of emerging market governments; debt and other fixed–income securities issued or guaranteed by emerging market government agencies, instrumentalities or central banks; and other fixed–income securities issued or guaranteed by banks or other companies in emerging markets which the money managers believe are suitable investments for the Funds. Emerging markets consist of countries determined by the money managers of a Fund to have developing or emerging economies and markets. These countries generally include every country in the world except Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Iceland, Ireland, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. Foreign investment may include emerging market stock and emerging market debt.

Risks Associated with Emerging Markets. The considerations outlined above when making investments in foreign securities also apply to investments in emerging markets. The risks associated with investing in foreign securities are often heightened for investments in developing or emerging markets. Investments in emerging or developing markets involve exposure to economic structures that are generally less diverse and mature, and to political systems which can be expected to have less stability, than those of more developed countries. Moreover, the economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth in gross domestic product, the rate of inflation, capital reinvestment, resource self–sufficiency and balance of payments position. Because the Funds’ foreign securities will generally be denominated in foreign currencies, the value of such securities to the Funds will be affected by changes in currency exchange rates and in exchange control regulations. A change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Funds’ foreign securities. In addition, some emerging market countries may have fixed or managed currencies which are not free–floating against the U.S. dollar. Further, certain emerging market countries’ currencies may not be internationally traded. Certain of these currencies have experienced devaluations relative to the U.S. dollar. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Investments in emerging market country government debt securities involve special risks. Certain emerging market countries have historically experienced high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. The issuer or governmental authority that controls the repayment of an emerging market country’s debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. As a result, a government obligor may default on its obligations. If such an event occurs, a Fund may have limited legal recourse against the issuer and/or guarantor.

Foreign Government Securities. Foreign government securities which the Funds may invest in generally consist of obligations issued or backed by the national, state or provincial government or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. These securities also include debt securities of “quasi–government agencies” and debt securities denominated in multinational currency units of an issuer.

Local Access Products. The Russell International Developed Markets, Russell Global Equity and Russell Emerging Markets Funds may invest in local access products. Local access products, also called participation notes, are a form of derivative security issued by foreign banks that either give holders the right to buy or sell an underlying security or securities for a particular price or give holders the right to receive a cash payment relating to the value of the underlying security or securities. The instruments may or may not be traded on a foreign exchange. Local access products are similar to options in that they are exercisable by the holder for an underlying security or the value of that security, but are generally exercisable over a longer term than typical options. These types of instruments may be exercisable in the American style, which means that they can be exercised at any time on or before the expiration date of the instrument, or exercisable in the European style, which means that they may be exercised only on the expiration date. Local access products have an exercise price, which is fixed when they are issued.

Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or its value. These instruments may also be subject to counterparty risk, liquidity risk, currency risk and the risks associated with investment in foreign securities. In the case of any exercise of the instruments, there may be a time delay between the time a holder gives instructions to exercise and the time the price of the security or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the local access products may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the instruments, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the local access products may become worthless resulting in a total loss of the purchase price.

Equity Linked Notes. The Russell International Developed Markets, Russell Global Equity and Russell Emerging Markets Funds may invest in equity linked notes, which are instruments whose return is determined by the performance of a single equity security, a basket of equity securities or an equity index. The principal payable at maturity is based on the current price of the linked security, basket or index. Equity linked notes are generally subject to the risks associated with the securities of foreign issuers and with securities denominated in foreign currencies and, because they are equity-linked, may return a lower amount at maturity because of a decline in value of the linked security or securities. Equity linked notes are also subject to default risk and counterparty risk.

Equity Securities

Common Stocks. The Funds may invest in common stocks, which are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity’s preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

Preferred Stocks. The Funds may invest in preferred stocks, which are shares of a corporation or other entity that pay dividends at a specified rate and have precedence over common stock in the payment of dividends. If the corporation or other entity is liquidated or declares bankruptcy, the claims of owners of preferred stock will have precedence over the claims of owners of common stock, but not over the claims of owners of bonds. Some preferred stock dividends are non-cumulative, but some are “cumulative,” meaning that they require that all or a portion of prior unpaid dividends be paid to preferred stockholders before any dividends are paid to common stockholders. Certain preferred stock dividends are “participating” and include an entitlement to a dividend exceeding the specified dividend rate in certain cases. Investments in preferred stocks carry many of the same risks as investments in common stocks and debt securities.

Convertible Securities. The Funds may invest in convertible securities, which entitle the holder to acquire the issuer’s common stock by exchange or purchase for a predetermined rate. Convertible securities can be bonds, notes, debentures, preferred stock or other securities which are convertible into common stock. Convertible securities are subject both to the credit and interest rate risks associated with fixed income securities and to the stock market risk associated with equity securities. Convertible securities rank senior to common stocks in a corporation’s capital structure. They are consequently of higher quality and entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The Funds may purchase convertible securities rated Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”), BB or lower by Standard & Poor’s Ratings Group (“S&P”) or BB+ or lower by Fitch Investors Services, Inc. (“Fitch”) and may also purchase non-rated securities considered by the manager to be of comparable quality. Although the fund selects these securities primarily on the basis of their equity characteristics, investors should be aware that debt securities rated in these categories are considered high risk securities; the rating agencies consider them speculative, and payment of interest and principal is not considered well assured. To the extent that such convertible securities are acquired by the fund, there is a greater risk as to the timely payment of the principal of, and timely payment of interest or dividends on, such securities than in the case of higher rated convertible securities.

Warrants. The Funds may invest in warrants. Warrants are instruments which entitle the holder to buy an equity security at a specific price for a specific period of time.

Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss.

Real Estate Investment Trusts or “REITs.” The Equity Funds may invest in REITs. REITs are characterized as equity REITs, mortgage REITs and hybrid REITs. An equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income. An equity REIT may also realize capital gains (or losses) by selling real estate properties in its portfolio that have appreciated (or depreciated) in value. A mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development or long-term loans. A mortgage REIT generally derives its income primarily from interest payments on the credit it has extended. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. For the Russell Real Estate Securities Fund, it is anticipated, although not required that under normal circumstances a majority of the Fund’s investments in REITs will consist of securities issued by equity REITs.

A Fund’s investments in REITs are subject to the risks associated with particular properties and with the real estate market in general, including the risks of a general downturn in real estate values. Mortgage REITs may be affected by the quality of any credit extended. The value of securities issued by REITs is affected by tax and regulatory requirements and by perceptions of management skill. A Fund’s investment in REITs is also subject to changes in availability of debt financing, heavy cash flow dependency, tenant defaults, self-liquidation, and, for U.S. REITs, the possibility of failing to qualify for tax-free status under the Internal Revenue Code of 1986, as amended (the “Code”) or failing to maintain exemption from the 1940 Act. By investing in REITs indirectly through the Fund, a shareholder will bear expenses of the REITs in addition to expenses of the Fund.

Depositary Receipts. The Equity Funds may hold securities of foreign issuers in the form of American Depositary Receipts (“ADRs”), American Depositary Shares (“ADSs”) and European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), or other securities convertible into securities of eligible non-U.S. issuers. These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. ADRs and ADSs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts (“CDRs”), are issued in Europe typically by foreign banks and trust companies and evidence ownership of either foreign or domestic securities. Generally, ADRs and ADSs in registered form are designed for use in United States securities markets and EDRs in bearer form are designed for use in European securities markets. GDRs allow companies in Europe, Asia, the United States and Latin America to offer shares in many markets around the world. GDRs are traded on major stock exchanges, particularly the London SEAQ International trading system. For purposes of a Fund’s investment policies, the Fund’s investments in ADRs, ADSs, GDRs and EDRs will be deemed to be investments in the equity securities representing securities of foreign issuers into which they may be converted.

ADR facilities may be established as either “unsponsored” or “sponsored.” While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants. A depositary may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depositary requests a letter of non–objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non–cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders with respect to the deposited securities. Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary. The deposit agreement sets out the rights and responsibilities of the issuer, the depositary and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. Unsponsored depositary receipts tend to trade over the counter, and are issued without the involvement of the underlying non-US company whose stock underlies the depositary receipts. Shareholder benefits, voting rights and other attached rights may not be extended to the holder of an unsponsored depositary receipt. The Funds may invest in sponsored and unsponsored ADRs.

Debt Instruments and Money Market Instruments

To the extent a Fund invests in the following types of debt securities, its net asset value may change as the general levels of interest rates fluctuate. When interest rates decline, the value of debt securities can be expected to rise. Conversely, when interest rates rise, the value of debt securities can be expected to decline. A Fund’s investments in debt securities with longer terms to maturity are subject to greater volatility than a Fund’s shorter-term obligations. Debt securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

U.S. Government Obligations. The types of U.S. government obligations the Funds may purchase include: (1) a variety of U.S. Treasury obligations which differ only in their interest rates, maturities and times of issuance: (a) U.S. Treasury bills at time of issuance have maturities of one year or less, (b) U.S. Treasury notes at time of issuance have maturities of one to ten years and (c) U.S. Treasury bonds at time of issuance generally have maturities of greater than ten years; (2) obligations issued or guaranteed by U.S. government agencies and instrumentalities and supported by any of the following: (a) the full faith and credit of the U.S. Treasury (such as Government National Mortgage Association participation certificates), (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (c) discretionary authority of the U.S. government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks and Federal National Mortgage Association). No assurance can be given that the U.S. government will provide financial support to such U.S. government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d) in the future, other than as set forth above, since it is not obligated to do so by law. Accordingly, such U.S. government obligations may involve risk of loss of principal and interest. The Funds may invest in fixed–rate and floating or variable rate U.S. government obligations. The Funds may purchase U.S. government obligations on a forward commitment basis.

The Fixed-Income Funds and the Russell Money Market Fund may also purchase Treasury Inflation Protected Securities (“TIPS”). TIPS are U.S. Treasury securities issued at a fixed rate of interest but with principal adjusted every six months based on changes in the Consumer Price Index. As changes occur in the inflation rate, as represented by the designated index, the value of the security’s principal is adjusted by the same proportion. If the inflation rate falls, the principal value of the security will be adjusted downward, and consequently, the interest payable on the securities will be reduced.

STRIPS. The Fixed Income Funds and the Russell Money Market Fund may invest in STRIPS (Separate Trading of Registered Interest and Principal of Securities). STRIPS are created by separating the interest and principal components of an outstanding U.S. Treasury or agency note or bond and selling them as individual securities. STRIPS generally trade like zero coupon securities, which do not pay interest periodically but accrue interest until maturity. STRIPS tend to be subject to the same risks as zero coupon securities. The market prices of STRIPS generally are more volatile than the market prices of securities with similar maturities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality.

Repurchase Agreements. The Fixed Income Funds and the Russell Money Market Fund may enter into repurchase agreements. A repurchase agreement is an agreement under which the Fund acquires a fixed income security from a commercial bank, broker or dealer and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally the next business day). The resale price reflects an agreed upon interest rate effective for the period the security is held by the Fund and is unrelated to the interest rate on the security. The securities acquired by the Fund constitute collateral for the repurchase obligation. In these transactions, the securities acquired by the Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and must be held by the custodian bank until repurchased. In addition, RIMCo will monitor the Fund’s repurchase agreement transactions generally and will evaluate the creditworthiness of any bank, broker or dealer party to a repurchase agreement with the Fund. Subject to the overall limitations described in “Illiquid Securities”, a Fund will not invest more than 15% of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days. The Russell Money Market Fund will only enter into repurchase agreements collateralized by U.S. government or agency obligations.

Risk Factors. The use of repurchase agreements involves certain risks. One risk is the seller’s ability to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, the Fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under bankruptcy laws, the disposition of the collateral may be delayed or limited. For example, if the other party to the agreement becomes insolvent and subject to liquidation or reorganization under bankruptcy or other laws, a court may determine that the underlying securities are collateral for a loan by the Fund not within its control and therefore the realization by the Fund on such collateral may be automatically stayed. It is possible that the Fund may not be able to substantiate its interest in the underlying securities and may be deemed an unsecured creditor of the other party to the agreement.

Reverse Repurchase Agreements and Dollar Rolls. The Fixed Income Funds and the Russell Money Market Fund may enter into reverse repurchase agreements. A reverse repurchase agreement is a transaction whereby a Fund transfers possession of a portfolio security to a bank or broker–dealer in return for a percentage of the portfolio security’s market value. The Fund retains record ownership of the security involved including the right to receive interest and principal payments. At an agreed upon future date, the Fund repurchases the security by paying an agreed upon purchase price plus interest. Liquid assets of a Fund equal in value to the repurchase price, including any accrued interest, will be segregated on the Fund’s records while a reverse repurchase agreement is in effect. The Russell Money Market Fund will only enter into reverse repurchase agreements collateralized by U.S. government and agency obligations.

The Fixed Income Funds may purchase dollar rolls. A “dollar roll” is similar to a reverse repurchase agreement in certain respects. In a “dollar roll” transaction, a Fund sells a mortgage-related security, such as a security issued by Government National Mortgage Association (“GNMA”), to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A “dollar roll” can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which a Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are “substantially identical.” To be considered “substantially identical,” the securities returned to a Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 0.01% of the initial amount delivered.

A Fund’s obligations under a dollar roll agreement must be covered by segregated or “earmarked” liquid assets equal in value to the securities subject to repurchase by the Fund. As with reverse repurchase agreements, to the extent that positions in dollar roll agreements are not covered by segregated or “earmarked” liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Funds’ restrictions on borrowings. Furthermore, because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed “illiquid” and subject to a Fund’s overall limitations on investments in illiquid securities.

Successful use of mortgage dollar rolls depends on a Fund’s ability to predict interest rates and mortgage payments. Dollar roll transactions involve the risk that market value of the securities a Fund is required to purchase may decline below the agreed upon repurchase price.

Corporate Securities. The Fixed Income Funds may invest in debt securities, such as convertible and non-convertible bonds, preferred stock, notes and debentures, issued by corporations, limited partnerships and other similar entities. The Russell Money Market Fund may invest only in debt securities that are guaranteed under the Federal Deposit Insurance Corporation’s (“FDIC”)

Temporary Liquidity Guarantee Program (“TLGP”) and other similar current or future government programs. Investments in securities that are convertible into equity securities and preferred stock have characteristics of equity as well as debt securities, and their value may be dependent in part on the value of the issuer’s equity securities. The Funds may also invest in debt securities that are accompanied by warrants which are convertible into the issuer’s equity securities, which have similar characteristics. See “Equity Securities” above for a fuller description of convertible securities.

Securities Issued in Connection with Reorganizations and Corporate Restructuring. In connection with reorganizing or restructuring of an issuer or its capital structure, an issuer may issue common stock or other securities to holders of debt instruments. A Fixed Income Fund may hold such common stock and other securities even though it does not ordinarily purchase such securities.

Zero Coupon Securities. The Fixed Income Funds and the Russell Money Market Fund may invest in zero coupon securities. Zero coupon securities are notes, bonds and debentures that (1) do not pay current interest and are issued at a substantial discount from par value, (2) have been stripped of their unmatured interest coupons and receipts or (3) pay no interest until a stated date one or more years into the future. These securities also include certificates representing interests in such stripped coupons and receipts. Zero coupon securities trade at a discount from their par value and are subject to greater fluctuations of market value in response to changing interest rates.

Mortgage–Related And Other Asset–Backed Securities. The forms of mortgage–related and other asset–backed securities the Fixed Income Funds and Russell Money Market Fund may invest in include the securities described below. The Russell Money Market Fund may invest only in mortgage-related and other asset-backed securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities.

Mortgage Pass–Through Securities. Mortgage pass–through securities are securities representing interests in “pools” of mortgages in which payments of both interest and principal on the securities are generally made monthly. The securities are “pass–through” securities because they provide investors with monthly payments of principal and interest which in effect are a “pass–through” of the monthly payments made by the individual borrowers on the underlying mortgages, net of any fees paid to the issuer or guarantor. The principal governmental issuer of such securities is the Government National Mortgage Association (“GNMA”), which is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. Government related issuers include the Federal Home Loan Mortgage Corporation (“FHLMC”), a corporate instrumentality of the United States created pursuant to an Act of Congress, and which is owned entirely by the Federal Home Loan Banks, and the Federal National Mortgage Association (“FNMA”), a government sponsored corporation owned entirely by private stockholders. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass–through pools of conventional residential mortgage loans. Such issuers may be the originators of the underlying mortgage loans as well as the guarantors of the mortgage–related securities.

Collateralized Mortgage Obligations. Collateralized mortgage obligations (“CMOs”) are hybrid instruments with characteristics of both mortgage–backed bonds and mortgage pass–through securities. Similar to a bond, interest and pre–paid principal on a CMO are paid, in most cases, monthly. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage passthrough securities guaranteed by GNMA, FHLMC, or FNMA. CMOs are structured into multiple classes (or “tranches”), with each class bearing a different stated maturity.

Asset–Backed Securities. Asset–backed securities represent undivided fractional interests in pools of instruments, such as consumer loans, and are similar in structure to mortgage–related pass–through securities. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as a letter of credit liquidity support, surety bond, limited guarantee by another entity or by priority to certain of the borrower’s other securities. The degree of enhancement varies, generally applying only until exhausted and covering only a fraction of the security’s par value. If the credit enhancement held by a Fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the Fund may experience loss or delay in receiving payment and a decrease in the value of the security.

Collateralized Loan Obligations. The Fixed Income Funds may invest in collateralized loan obligations (“CLOs”). CLOs are special purpose entities which are collateralized mainly by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CLOs may charge management and other administrative fees. Payments of principal and interest are passed through to investors in a CLO and divided into several tranches of rated debt securities and typically at least one tranche of unrated subordinated securities, which may be debt or equity (“CLO Securities”). CLO Securities generally receive some variation of principal and/or interest installments and, with the exception of certain subordinated securities, bear different interest rates. If there are defaults or a CLO’s collateral otherwise underperforms, scheduled payments to senior tranches typically take priority over less senior tranches.

Risk Factors. The value of a Fund’s mortgage-backed securities (“MBS”) may be affected by, among other things, changes or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgage, or the quality of the underlying assets. The quality and value of the underlying assets may decline, or default. This has become an increasing risk for collateral related to sub-prime, Alt-A and non-conforming mortgage loans, especially in a declining residential real estate market. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole.

MBS often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice, however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities’ effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of a Fund’s portfolio at the time the Fund receives the payments for reinvestment.

Rising or high interest rates may result in slower than expected principal payments which may tend to extend the duration of MBS, making them more volatile and more sensitive to changes in interest rates. This is known as extension risk.

MBS may have less potential for capital appreciation than comparable fixed income securities due to the likelihood of increased prepayments of mortgages resulting from foreclosures or declining interest rates. These foreclosed or refinanced mortgages are paid off at face value (par) or less, causing a loss, particularly for any investor who may have purchased the security at a premium or a price above par. In such an environment, this risk limits the potential price appreciation of these securities.

Through its investments in MBS, including those that are issued by private issuers, a Fund has exposure to subprime loans, Alt-A loans and non-conforming loans as well as to the mortgage and credit markets generally. Private issuers include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles or SPVs) and other entities that acquire and package mortgage loans for resale as MBS. These privately issued non-governmental MBS may offer higher yields than those issued by government entities, but also may be subject to greater price changes than governmental issues. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. Alt-A loans refer to loans extended to borrowers who have incomplete documentation of income, assets, or other variables that are important to the credit underwriting processes. Non-conforming mortgages are loans that do not meet the standards that allow purchase by government-sponsored enterprises. MBS with exposure to subprime loans, Alt-A loans or non-conforming loans have had in many cases higher default rates than those loans that meet government underwriting requirements. The risk of non-payment is greater for MBS that are backed by mortgage pools that contain subprime, Alt-A and non-conforming loans, but a level of risk exists for all loans.

Unlike MBS issued or guaranteed by the U.S. government or a government sponsored entity (e.g., Fannie Mae (the Federal National Mortgage Association) and Freddie Mac (the Federal Home Loan Mortgage Corporation), MBS issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancements provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by an SPV in multiple classes or “tranches,” with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of “reserve funds” (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and “overcollateralization” (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment on the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans. In addition, MBS that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those MBS that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private MBS may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored MBS and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label MBS pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans.

Privately issued MBS are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, MBS held in a Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

Asset-backed securities may include MBS, loans, receivables or other assets. The value of the Fund’s asset-backed securities may be affected by, among other things, actual or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the receivables, the market’s assessment of the quality of underlying assets or actual or perceived changes in the creditworthiness of the individual borrowers, the originator, the servicing agent or the financial institution providing the credit support.

Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities. Rising or high interest rates tend to extend the duration of asset-backed securities, making them more volatile and more sensitive to changes in interest rates. The underlying assets are sometimes subject to prepayments, which can shorten the security’s weighted average life and may lower its return. Defaults on loans underlying asset-backed securities have become an increasing risk for asset-backed securities that are secured by home-equity loans related to sub-prime, Alt-A or non-conforming mortgage loans, especially in a declining residential real estate market.

Asset-backed securities (other than MBS) present certain risks that are not presented by MBS. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Funds will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security. The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require the Funds to dispose of any then existing holdings of such securities.

In addition to normal risks associated with debt obligations and fixed income and/or asset-backed securities as discussed elsewhere in this Statement of Additional Information and the Prospectus (e.g., credit risk, interest rate risk, market risk, default risk and prepayment risk), CLOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments and one or more tranches may be subject to up to 100% loss of invested capital; (ii) the quality of the collateral may decline in value or default; (iii) the Fixed Income Funds may invest in CLOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

A CLO’s investments in its underlying assets may be CLO Securities that are privately placed and thus are subject to restrictions on transfer to meet securities law and other legal requirements. In the event that any Fixed Income Fund does not satisfy certain of the applicable transfer restrictions at any time that it holds CLO Securities, it may be forced to sell the related CLO Securities and may suffer a loss on sale. CLO Securities generally will be considered illiquid as there may be no secondary market for the CLO Securities.

Structured Investment Vehicles. Certain investments in derivatives, including structured instruments as well as investments in mortgage-backed securities and asset-backed securities, involve the purchase of securities from structured investment vehicles (SIVs). SIVs are legal entities that are sponsored by banks, broker-dealers or other financial firms specifically created for the purpose of issuing particular securities or instruments. SIVs are often leveraged and securities issued by SIVs may have differing credit ratings. Investments in SIVs present counterparty risks, although they may be subject to a guarantee or other financial support by the sponsoring entity. Investments in SIVs may be more volatile, less liquid and more difficult to price accurately than other types of investments.

Because SIVs depend on short-term funding through the issuance of new debt, if there is a slowdown in issuing new debt or a smaller market of purchasers of the new debt, the SIVs may have to liquidate assets at a loss. Also, with respect to SIVs assets in finance companies, the Fund may have significant exposure to the financial services market which, depending on market conditions, could have a negative impact on the Fund.

Loans and Other Direct Indebtedness. The Fixed Income Funds may purchase loans or other direct indebtedness, or participations in loans or other direct indebtedness, that entitles the acquiror of such interest to payments of interest, principal and/or other amounts due under the structure of the loan or other direct indebtedness. In addition to being structured as secured or unsecured, such investments could be structured as novations or assignments or represent trade or other claims owed by a company to a supplier. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates.

Risk Factors. Loans and other direct indebtedness involve the risk that a Fund will not receive payment of principal, interest and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by a Fund may involve revolving credit facilities or other standby financing commitments which obligate a Fund to pay additional cash on a certain date or on demand. These commitments may require a Fund to increase its investment in a company at a time when that Fund might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that a Fund is committed to advance additional funds, it will at all times hold and maintain in a segregated account cash or other high-grade debt obligations in an amount sufficient to meet such commitments.

As a Fund may be required to rely upon another lending institution to collect and pass onto the Fund amounts payable with respect to the loan and to enforce the Fund’s rights under the loan and other direct indebtedness, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. The highly leveraged nature of many such loans and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Fund.

In purchasing loans or loan participations, a Fund assumes the credit risk associated with the corporate buyer and may assume the credit risk associated with the interposed bank or other financial intermediary. The participation may not be rated by a nationally recognized rating service. Further, loan participations may not be readily marketable and may be subject to restrictions on resale. Loan participations are generally illiquid investments and are priced through a nationally recognized pricing service which determines loan prices by surveying available dealer quotations. If the corporate borrower defaults on its obligations, a Fund may end up owning the underlying collateral.

Brady Bonds. The Fixed Income Funds may invest in Brady Bonds, the products of the “Brady Plan,” under which bonds are issued in exchange for cash and certain of a country’s outstanding commercial bank loans. The Brady Plan offers relief to debtor countries that have effected substantial economic reforms. Specifically, debt reduction and structural reform are the main criteria countries must satisfy in order to obtain Brady Plan status. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily U.S.–dollar) and are actively traded on the over–the–counter market.

Bank Instruments. The Fixed Income Funds may invest in bank instruments, which include Eurodollar certificates of deposit (“ECDs”), Eurodollar time deposits (“ETDs”) and Yankee Certificates of Deposit (“Yankee CDs”).

Risk Factors. ECDs, ETDs, and Yankee CDs are subject to somewhat different risks from the obligations of domestic banks. ECDs are U.S. dollar denominated certificates of deposit issued by foreign branches of U.S. and foreign banks; ETDs are U.S. dollar denominated time deposits in a foreign branch of a U.S. bank or a foreign bank; and Yankee CDs are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States.

Different risks may also exist for ECDs, ETDs, and Yankee CDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as reserve requirements, loan limitations, examinations, accounting, auditing and recordkeeping, and the public availability of information.

High Risk Bonds. The Fixed Income Funds may invest their assets in securities rated BBB– or lower by S&P, Baa3 or lower by Moody’s or BBB or lower by Fitch (using highest of split ratings), or in unrated securities judged by the money managers to be of similar credit quality to those designations. Securities rated BBB– by S&P, Baa3 by Moody’s or BBB by Fitch are the lowest ratings which are considered “investment grade,” although Moody’s considers securities rated Baa3, S&P considers bonds rated BBB– and Fitch considers bonds rated BBB, to have some speculative characteristics. The Fixed Income Funds may be required by their prospectus or investment guidelines to dispose of, in a prudent and orderly fashion, a security if its ratings drop below these minimum ratings.

Risks Associated with High Risk Bonds. These lower rated debt securities are commonly referred to as “junk bonds.” Lower rated debt securities, or junk bonds, generally offer a higher yield than that available from higher grade issues but involve higher risks because they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to make payments of principal and interest and increase the possibility of default. Conversely, periods of economic expansion or falling interest rates enhance the ability of issuers to make payments of principal and interest and decrease the possibility of default. The market for lower rated debt securities is generally thinner and less active than that for higher quality securities, which would limit a Fund’s ability to sell such securities at fair value in response to changes in the economy or the financial markets. While such debt may have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

Securities rated BBB– by S&P Baa3 by Moody’s or BBB by Fitch may involve greater risks than securities in higher rating categories. Securities receiving S&P’s BBB– rating are regarded as having adequate capacity to pay interest and repay principal. Such securities typically exhibit adequate investor protections but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rating categories. For further description of the various rating categories, see “Ratings of Debt Instruments.”

Securities possessing Moody’s Baa3 rating are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security is judged adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such securities lack outstanding investment characteristics and in fact may have speculative characteristics as well.

Securities possessing Fitch’s BBB rating indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Lower rated or unrated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low rated debt securities have been found to be less sensitive to interest rate changes than investment grade securities, but more sensitive to economic downturns, individual corporate developments, and price fluctuations in response to changing interest rates. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a sharper decline in the prices of low rated debt securities because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low rated debt securities defaults, a Fund may incur additional expenses to seek financial recovery.

In addition, the markets in which low rated or unrated debt securities are traded are generally thinner, more limited and less active than those for higher rated securities. The existence of limited markets for particular securities may diminish a Fund’s ability to sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets and could adversely affect and cause fluctuations in the daily net asset value of the Fund’s Shares.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated securities may be more complex than for issuers of other investment grade securities, and the ability of a Fund to achieve its investment objectives may be more dependent on credit analysis than would be the case if the Fund was investing only in investment grade securities.

The money managers of the Funds may use ratings to assist in investment decisions. Ratings of debt securities represent a rating agency’s opinion regarding their quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer’s current financial condition may be better or worse than a rating indicates.

Auction Market and Remarketed Preferred Stock. The Fixed Income Funds may purchase certain types of auction market preferred stock (“AMPS”) or remarketed preferred stock (“RPS”) subject to a demand feature. These purchases may include AMPS and RPS issued by closed-end investment companies. AMPS and RPS may be deemed to meet the maturity and quality requirements of money market funds if they are structured to comply with conditions established by the SEC. AMPS and RPS subject to a demand feature, despite their status as equity securities, are economically similar to variable rate debt securities subject to a demand feature. Both AMPS and RPS allow the holder to sell the stock at a liquidation preference value at specified periods, provided that the auction or remarketing, which are typically held weekly, is successful. If the auction or remarketing fails, the holder of certain types of AMPS or RPS may exercise a demand feature and has the right to sell the AMPS or RPS to a third party guarantor or counterparty at a price that can reasonably be expected to approximate its amortized cost. The ability of a bank or other financial institution providing the demand feature to fulfill its obligations might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations, or other factors.

Municipal Debt Instruments

Municipal Obligations and Bonds. The Fixed Income Funds and the Russell Money Market Fund may invest in “municipal obligations.” Municipal obligations are debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multi–state agencies or authorities the interest from which may be exempt from federal income tax in the opinion of bond counsel to the issuer. The Russell Money Market Fund may invest only in municipal obligations that are issued or guaranteed by the U.S. government, its agencies or instrumentalities. Municipal obligations include debt obligations issued to obtain funds for various public purposes and certain industrial development bonds issued by or on behalf of public authorities. Municipal obligations are classified as general obligation bonds, revenue bonds and notes. Municipal bonds generally have maturities of more than one year when issued and have two principal classifications –– General Obligation Bonds and Revenue Bonds.

General Obligation Bonds – are secured by the issuer’s pledge of its faith, credit and taxing power for the payment of principal and interest.

Revenue Bonds – are payable only from the revenues derived from a particular facility or group of facilities or from the proceeds of special excise or other specific revenue service.

Industrial Development Bonds – are a type of revenue bond and do not generally constitute the pledge of credit of the issuer of such bonds but rather the pledge of credit by the core obligor. The payment of the principal and interest on such bonds is dependent on the facility’s user to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment. Industrial development bonds are issued by or on behalf of public authorities to raise money to finance public and private facilities for business, manufacturing, housing, ports, pollution control, airports, mass transit and other similar type projects.

Municipal Notes. The Fixed Income Funds and the Russell Money Market Fund may invest in municipal notes. The Russell Money Market Fund may invest only in municipal notes that are issued or guaranteed by the U.S. government, its agencies or instrumentalities. Municipal notes generally have maturities of one year or less when issued and are used to satisfy short–term capital needs. Municipal notes include:

Tax Anticipation Notes – issued to finance working capital needs of municipalities and are generally issued in anticipation of future tax revenues.

Bond Anticipation Notes – issued in expectation of a municipality issuing a long–term bond in the future. Usually the long–term bonds provide the money for the repayment of the notes.

Revenue Anticipation Notes – issued in expectation of receipt of other types of revenues such as certain federal revenues.

Construction Loan Notes – sold to provide construction financing and may be insured by the Federal Housing Administration. After completion of the project, FNMA or GNMA frequently provides permanent financing.

Pre-Refunded Municipal Bonds – bonds no longer secured by the credit of the issuing entity, having been escrowed with U.S. Treasury securities as a result of a refinancing by the issuer. The bonds are escrowed for retirement either at original maturity or at an earlier call date.

Tax Free Commercial Paper – a promissory obligation issued or guaranteed by a municipal issuer and frequently accompanied by a letter of credit of a commercial bank. It is used by agencies of state and local governments to finance seasonal working capital needs, or as short–term financing in anticipation of long–term financing.

Variable Rate Demand Notes – long term, taxable, or tax-exempt bonds issued on a variable rate basis that can be tendered for purchase at par whenever rates reset upon contractual notice by the investor. The bonds tendered are then resold by the remarketing agent in the secondary market to other investors. Variable Rate Demand Notes can be converted to a long term fixed rate security upon appropriate notice by the issuer. The Funds’ money managers will continually monitor the pricing, quality and liquidity of the floating and variable rate demand instruments held by the Funds.

Tax Free Participation Certificates – tax free floating, or variable rate demand notes which are issued by a municipal or governmental entity that sells a participation in the note. They are usually purchased by the Russell Tax Exempt Bond Fund to maintain liquidity. The Funds’ money managers will continually monitor the pricing, quality and liquidity of the participation certificates.

A participation certificate gives a Fund an undivided interest in the municipal obligation in the proportion that the Fund’s participation interest bears to the total principal amount of the municipal obligation and provides the demand feature described below. Each participation is backed by: an irrevocable letter of credit or guaranty of a bank which may be the bank issuing the participation certificate, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the certificate of participation; or an insurance policy of an insurance company that the money manager has determined meets the prescribed quality standards for the Fund. The Fund has the right to sell the participation certificate back to the institution and draw on the letter of credit or insurance on demand after thirty days’ notice for all or any part of the full principal amount of the Fund’s participation interest in the security plus accrued interest. The Funds’ money managers intend to exercise the demand feature only (1) upon a default under the terms of the bond documents, (2) as needed to provide liquidity to the Funds in order to make redemptions of Fund Shares, or (3) to maintain the required quality of its investment portfolios.

The institutions issuing the participation certificates will retain a service and letter of credit fee and a fee for providing the demand feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the participations were purchased by a Fund. The total fees generally range from 5% to 15% of the applicable prime rate or other interest rate index. The Fund will attempt to have the issuer of the participation certificate bear the cost of the insurance. The Fund retains the option to purchase insurance if necessary, in which case the cost of insurance will be a capitalized expense of the Fund.

Demand Notes. The Fixed Income Funds may purchase obligations with the right to a “put” or “stand–by commitment.” A “put” on a municipal obligation obligates the seller of the put to buy within a specified time and at an agreed upon price a municipal obligation the put is issued with. A stand–by commitment is a commitment by an underwriter to purchase for resale any part of a new issue offered to current shareholders in a rights offering which remains unsubscribed.

The Russell Money Market Fund may also invest in variable rate demand notes that are supported by credit and liquidity enhancements from U.S. government agencies. These are obligations with a “put” right, obligating the provider of the put to buy the security within a specified time and at an agreed upon price. Variable rate demand notes are floating rate instruments with terms of as much as 40 years which pay interest monthly or quarterly based on a floating rate that is reset daily or weekly based on an index of short-term municipal rates. Liquidity is provided with a put feature, which allows the holder to put the security at par plus accrued interest on any interest rate reset date, usually with one or seven days notice. Variable rate demand notes almost always have credit enhancement in the form of either a letter of credit or bond insurance.

The Funds will enter into put and stand–by commitments with institutions such as banks and broker–dealers that the Funds’ money managers continually believe satisfy the Funds’ credit quality requirements.

Risk Factors. The ability of the Funds to exercise the put or stand–by commitment may depend on the seller’s ability to purchase the securities at the time the put or stand–by commitment is exercised or on certain restrictions in the buy back arrangement. Such restrictions may prohibit the Funds from exercising the put or stand–by commitment except to maintain portfolio flexibility and liquidity. In the event the seller would be unable to honor a put or stand–by commitment for financial reasons, the Funds may, in the opinion of Funds’ management, be a general creditor of the seller. There may be certain restrictions in the buy back arrangement which may not obligate the seller to repurchase the securities. (See, “Certain Investments –– Municipal Notes –– Tax Free Participation Certificates.”)

The Funds may purchase from issuers floating or variable rate municipal obligations some of which are subject to payment of principal by the issuer on demand by the Funds (usually not more than thirty days’ notice). The Funds may also purchase floating or variable rate municipal obligations or participations therein from banks, insurance companies or other financial institutions which are owned by such institutions or affiliated organizations. Each participation is usually backed by an irrevocable letter of credit, or guaranty of a bank or insurance policy of an insurance company.

Variable Amount Master Demand Notes. The Fixed Income Funds may invest in variable amount master demand notes. Variable amount master demand notes are unsecured obligations redeemable upon notice that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements with the issuer of the instrument. A variable amount master demand note differs from ordinary commercial paper in that (1) it is issued pursuant to a written agreement between the issuer and the holders, (2) its amount may, from time to time, be increased (may be subject to an agreed maximum) or decreased by the holder of the issue, (3) it is payable on demand, (4) its rate of interest payable varies with an agreed upon formula and (5) it is not typically rated by a rating agency.

Variable And Floating Rate Securities. The Fixed Income Funds and the Russell Money Market Fund may invest in variable and floating rate securities. A floating rate security is one whose terms provide for the automatic adjustment of an interest rate whenever the specified interest rate changes. A variable rate security is one whose terms provide for the automatic establishment of a new interest rate on set dates. The interest rate on floating rate securities is ordinarily tied to and is a specified margin above or below the prime rate of a specified bank or some similar objective standard, such as the yield on the 90–day U.S. Treasury Bill rate, and may change as often as daily. Generally, changes in interest rates on variable and floating rate securities will reduce changes in the securities’ market value from the original purchase price resulting in the potential for capital appreciation or capital depreciation being less than for fixed–income obligations with a fixed interest rate.

The Funds may purchase variable rate U.S. government obligations which are instruments issued or guaranteed by the U.S. government, or an agency or instrumentality thereof, which have a rate of interest subject to adjustment at regular intervals but no less frequently than every 762 days. Variable rate U.S. government obligations whose interest rates are readjusted no less frequently than every 762 days will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. The Russell Money Market Fund may invest only in variable rate securities, and only in those variable rate securities that are backed by the full faith and credit of the U.S. government, its agencies or instrumentalities.

Commercial Paper. The Fixed Income Funds and the Russell Money Market Fund may invest in commercial paper, which consists of short-term (usually 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. The Russell Money Market Fund may invest only in commercial paper that is issued or guaranteed by the U.S. government, its agencies or instrumentalities.

Asset-Backed Commercial Paper. The Russell Money Market Fund may invest in asset-backed commercial paper. This is commercial paper issued by a bankruptcy remote special purpose entity to fund the acquisition of financial assets (such as trade receivables, commercial loans, auto and equipment loans, leases or collateral debt obligations) that is repaid from the cash flows of those receivables on a specific date. The Russell Money Market Fund may invest only in asset-backed commercial paper that is issued or guaranteed by the U.S. government, its agencies or instrumentalities.

Indexed Commercial Paper. The Fixed Income Funds may invest in indexed commercial paper, which is U.S.–dollar denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on indexed commercial paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time. The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S.–dollar denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

While such commercial paper entails risk of loss of principal, the potential risk for realizing gains as a result of changes in foreign currency exchange rates enables a Fund to hedge (or cross–hedge) against a decline in the U.S. dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return.

Credit And Liquidity Enhancements. The Fixed Income Funds and the Russell Money Market Fund may invest in securities supported by credit and liquidity enhancements from third parties, generally letters of credit from foreign or domestic banks. Liquidity enhancements may be used to shorten the maturity of the debt obligation through a demand feature. Adverse changes in the credit quality of these institutions could cause losses to Fixed Income Funds and the Russell Money Market Fund, that invest in these securities and may affect their share price.

Funding Agreements. The Fixed Income Funds may invest in various types of funding agreements. A funding agreement is an obligation of indebtedness negotiated privately between an investor and an insurance company. A funding agreement has a fixed maturity date and may have either a fixed or variable interest rate that is based on an index and guaranteed for a set time period. Because there is normally no secondary market for these investments, funding agreements purchased by the Fund may be regarded as illiquid and therefore will be subject to the Fund’s limitation on illiquid investments.

Other Financial Instruments Including Derivatives

Options, Futures and Other Financial Instruments. The Funds may use various types of financial instruments, some of which are derivatives, to attempt to manage the risk of the Fund’s investment or, in certain circumstances, for investment (e.g. as a substitute for investing in securities). These financial instruments include options, futures, forward contracts and swaps. Positions in these financial instruments, other than purchased options, expose a Fund to an obligation to another party. The Funds will not enter into any such transaction unless it owns (1) an offsetting (“covered”) position in securities, currencies or other options, futures contracts or forward contracts or (2) cash or liquid assets with a value, marked to market daily, sufficient to cover their obligations to the extent not covered as provided in (1) above. The Funds will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, designate the prescribed amount of cash or liquid assets as segregated.

Assets used as cover or held as segregated cannot be sold while the position in the corresponding financial instrument is open unless they are replaced with other appropriate assets.

Options And Futures. The Funds, other than the Russell Money Market Fund, may purchase and sell (write) both call and put options on securities, securities indexes, and foreign currencies, and enter into interest rate, foreign currency and index futures contracts and purchase and sell options on such futures contracts for hedging purposes or to effect investment transactions consistent with a Fund’s investment objective and strategies. If other types of options, futures contracts, or options on futures contracts are traded in the future, the Funds may also use those instruments, provided that their use is consistent with the Funds’ investment objectives, and provided that their use is consistent with restrictions applicable to options and futures contracts currently eligible for use by the Funds (i.e., that written call or put options will be “covered” or “secured” and that futures and options on futures contracts will be for the purposes of hedging or effecting a Fund’s permitted investment strategies, provided that initial margin and premiums required to establish such non-hedging positions will not exceed 5% of the Fund’s net assets).

Options On Securities And Indexes. Each Fund, other than the Russell Money Market Fund, may purchase and write both call and put options on securities and securities indexes in standardized contracts traded on foreign or national securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on a regulated foreign or national over–the–counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer. The Funds intend to treat options in respect of specific securities that are not traded on a national securities exchange and the securities underlying covered call options as not readily marketable and therefore subject to the limitations on the Funds’ ability to hold illiquid securities. The Funds intend to purchase and write call and put options on specific securities.

Exchange listed options are issued by a regulated intermediary, such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such options. This discussion uses the OCC as an example but is also applicable to other financial intermediaries. With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although cash settlements may sometimes be available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is “in the money” (i.e. where the value of the underlying instruments exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

A Fund’s ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. If one or more exchanges decide to discontinue the trading of options (or a particular class or series of options), the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

Over–the–counter options (“OTC Options”) are purchased from or sold to securities dealers, financial institutions or other parties (“Counterparties”) through a direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC Option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The staff of the SEC takes the position that OTC options and the assets used as “cover” for written OTC options are illiquid.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC Option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC Option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium paid for the option and any anticipated benefits of the transaction. Accordingly, RIMCo or the money manager must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty’s credit to determine the likelihood that the terms of the OTC Option will be satisfied. A Fund will engage in OTC Option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers” or broker/dealers, domestic or foreign banks or other financial institutions that have received (or the guarantors or the obligations of which have received) a minimum long term counterparty credit rating, including reassignments, of A- or better as defined by S&P (using highest of split ratings) or an equivalent rating from any nationally recognized statistical rating organization or, in the case of OTC currency transactions, determined to be of equivalent credit by RIMCo or the money manager for the Fund.

An option on a security (or securities index) is a contract that gives the purchaser of the option, in return for a premium, the right (but not the obligation) to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise price at any time during the option period. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier (established by the exchange upon which the stock index is traded) for the index option. (An index is designed to reflect specified facets of a particular financial or securities market, a specified group of financial instruments or securities, or certain economic indicators.) Options on securities indexes are similar to options on specific securities except that settlement is in cash and gains and losses depend on price movements in the stock market generally (or in a particular industry or segment of the market), rather than price movements in the specific security.

A Fund may purchase a call option on securities to protect against substantial increases in prices of securities the Fund intends to purchase pending its ability or desire to purchase such securities in an orderly manner or employed as a cost-efficient alternative to acquiring the securities for which the option is intended to serve as a proxy. A Fund may purchase a put option on securities to protect holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate to one another.

A Fund will write call options and put options only if they are “covered.” In the case of a call option on a security, the option is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount are segregated) upon conversion or exchange of other securities held by the Fund. For a call option on an index, the option is covered if the Fund maintains liquid assets equal to the contract value. A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (1) equal to or less than the exercise price of the call written, or (2) greater than the exercise price of the call written, provided the difference is maintained by the Fund in liquid segregated assets. A put option on a security or an index is “covered” if the Fund maintains liquid segregated assets equal to the exercise price. A put option is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is (1) equal to or greater than the exercise price of the put written, or (2) less than the exercise price of the put written, provided the difference is maintained by the Fund in liquid segregated assets.

If an option written by a Fund expires, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires unexercised, the Fund realizes a capital loss (long or short–term depending on whether the Fund’s holding period for the option is greater than one year) equal to the premium paid.

To close out a position when writing covered options, a Fund may make a “closing purchase transaction,” which involves purchasing an option on the same security with the same exercise price and expiration date as the option which it previously wrote on the security. To close out a position as a purchaser of an option, a Fund may make a “closing sale transaction,” which involves liquidating the Fund’s position by selling the option previously purchased. The Fund will realize a profit or loss from a closing purchase or sale transaction depending upon the difference between the amount paid to purchase an option and the amount received from the sale thereof.

Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

A Fund will realize a capital gain from a closing transaction on an option it has written if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. With respect to closing transactions on purchased options, the capital gain or loss realized will be short or long–term depending on the holding period of the option closed out. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

The premium paid for a put or call option purchased by a Fund is an asset of the Fund. The premium received for an option written by a Fund is recorded as a liability. The value of an option purchased or written is marked–to–market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the last bid.

Risks Associated With Options On Securities And Indexes. There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well–conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment (i.e., the premium paid) on the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.

As the writer of a covered call option, a Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained a risk of loss should the price of the underlying security decline. Where a Fund writes a put option, it is exposed during the term of the option to a decline in the price of the underlying security.

If trading were suspended in an option purchased by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund’s securities during the period the option was outstanding.

Options On Foreign Currency. A Fund may buy and sell put and call options on foreign currencies either on exchanges or in the over–the–counter market for the purpose of hedging against changes in future currency exchange rates or to effect investment transactions consistent with a Fund’s investment objective and strategies. Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time the option expires. Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options. Over–the–counter options differ from traded options in that they are two–party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange–traded options.

Futures Contracts And Options On Futures Contracts. A Fund may invest in interest rate futures contracts, foreign currency futures contracts, Eurodollar futures or stock index futures contracts, and options thereon that are traded on a U.S. or foreign exchange or board of trade or over–the–counter. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of financial instruments (such as GNMA certificates or Treasury bonds) or foreign currency or the cash value of an index at a specified price at a future date. A futures contract on an index (such as the S&P 500®) is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on U.S. exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Although the value of an index may be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering several indexes as well as a number of financial instruments and foreign currencies. For example: the S&P 500®; the Russell 2000®; Nikkei 225; CAC–40; FT–SE 100; the NYSE composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three–month U.S. Treasury bills; Eurodollar certificates of deposit; the Australian Dollar; the Canadian Dollar; the British Pound; the German Mark; the Japanese Yen; the French Franc; the Swiss Franc; the Mexican Peso; and certain multinational currencies, such as the European Currency Unit (“ECU”). It is expected that other futures contracts will be developed and traded in the future. Eurodollar futures are typically dollar-denominated futures contracts or options on those contracts that are linked to the LIBOR. In addition, foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Frequently, using futures to affect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred.

Each Fund may also purchase and write call and put options on futures contracts. Options on futures contracts possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements until the position is closed.

A Fund will only enter into futures contracts or options on futures contracts which are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. A Fund will enter into a futures contract only if the contract is “covered” or if the Fund at all times maintains liquid segregated assets equal to or greater than the fluctuating value of the contract (less any margin or deposit). A Fund will write a call or put option on a futures contract only if the option is “covered.” For a discussion of how to cover a written call or put option, see “Options on Securities and Indexes” above.

A Fund may enter into futures contracts and options on futures contracts for “bona fide hedging” purposes, as defined under the rules of the Commodity Futures Trading Commission (the “CFTC”). A Fund may also enter into futures contracts and options on futures contracts for non hedging purposes provided the aggregate initial margin and premiums required to establish such non-hedging positions will not exceed 5% of the Fund’s net assets.

Each Fund will limit its use of futures contracts and options on futures contracts to hedging transactions and, within such 5% limits, to effect investment transactions consistent with a Fund’s investment objective and strategies. For example, a Fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Fund’s securities or the price of the securities which the Fund intends to purchase. Additionally, a Fund may use futures contracts to create equity exposure for its cash reserves for liquidity purposes.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with the broker a specified amount of cash or U.S. government securities (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each Fund expects to earn interest income on its initial margin deposits.

A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by a Fund, but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Fund will mark–to–market its open futures positions.

A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

Limitations On Use Of Futures And Options On Futures Contracts. A Fund will not enter into a futures contract or futures option contract for purposes other than hedging if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are “in–the–money,” would exceed 5% of the Fund’s total assets. A call option is “in–the–money” if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is “in–the–money” if the exercise price exceeds the value of the futures contract that is the subject of the option.

When purchasing a futures contract, a Fund will maintain (and mark–to–market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may “cover” its position by purchasing a put option on the same futures contract with a strike price equal to or higher than the price of the contract held by the Fund.

When selling a futures contract, a Fund will maintain (and mark–to–market on a daily basis) liquid assets that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may “cover” its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in segregated liquid assets).

When selling a call option on a futures contract, a Fund will maintain (and mark–to–market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may “cover” its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

When selling a put option on a futures contract, a Fund will maintain (and mark–to–market on a daily basis) liquid assets that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may “cover” the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

The Funds are limited in entering into futures contracts and options on futures contracts to positions which constitute “bona fide hedging” positions within the meaning and intent of applicable CFTC rules and, with respect to positions for non-hedging purposes, to positions for which the aggregate initial margins and premiums will not exceed 5% of the net assets of a Fund.

The requirements for qualification as a regulated investment company also may limit the extent to which a Fund may enter into futures, options on futures contracts or forward contracts. See “Taxes.”

Risks Associated With Futures And Options On Futures Contracts. There are several risks associated with the use of futures and options on futures contracts as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and options on futures contracts on securities, including technical influences in futures trading and options on futures contracts, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities and creditworthiness of issuers. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well–conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements until the position is closed.

Foreign Currency Futures Contracts. The Funds are also permitted to enter into foreign currency futures contracts in accordance with their investment objectives and as limited by the procedures outlined above.

A foreign currency futures contract is a bilateral agreement pursuant to which one party agrees to make, and the other party agrees to accept delivery of a specified type of debt security or currency at a specified price. Although such futures contacts by their terms call for actual delivery or acceptance of debt securities or currency, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.

The Funds may sell a foreign currency futures contract to hedge against possible variations in the exchange rate of the foreign currency in relation to the U.S. dollar or to effect investment transactions consistent with the Funds’ investment objectives and strategies. When a manager anticipates a significant change in a foreign exchange rate while intending to invest in a foreign security, a Fund may purchase a foreign currency futures contract to hedge against a rise in foreign exchange rates pending completion of the anticipated transaction or as a means to gain portfolio exposure to that currency. Such a purchase would serve as a temporary measure to protect the Fund against any rise in the foreign exchange rate which may add additional costs to acquiring the foreign security position. The Funds may also purchase call or put options on foreign currency futures contracts to obtain a fixed foreign exchange rate. The Funds may purchase a call option or write a put option on a foreign exchange futures contract to hedge against a decline in the foreign exchange rates or the value of its foreign securities. The Funds may write a call option on a foreign currency futures contract as a partial hedge against the effects of declining foreign exchange rates on the value of foreign securities or as a means to gain portfolio exposure to a currency.

Forward Foreign Currency Exchange Transactions (“Forward Currency Contracts”). The Funds may engage in forward currency contracts to hedge against uncertainty in the level of future exchange rates or to effect investment transactions consistent with the Funds’ investment objectives and strategies. The Funds will conduct their forward foreign currency exchange transactions either on a spot (i.e. cash) basis at the rate prevailing in the currency exchange market, or through entering into forward currency exchange contracts (“forward contract”) to purchase or sell currency at a future date. A forward contract involves an obligation to purchase or sell a specific currency. For example, to exchange a certain amount of U.S. dollars for a certain amount of Japanese Yen––at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward currency contracts are (a) traded in an interbank market conducted directly between currency traders (typically, commercial banks or other financial institutions) and their customers, (b) generally have no deposit requirements and (c) are consummated without payment of any commissions. A Fund may, however, enter into forward currency contracts containing either or both deposit requirements and commissions. In order to assure that a Fund’s forward currency contracts are not used to achieve investment leverage, the Fund will segregate liquid assets in an amount at all times equal to or exceeding the Fund’s commitments with respect to these contracts. The Funds may engage in a forward contract that involves transacting in a currency whose changes in value are considered to be linked (a proxy) to a currency or currencies in which some or all of the Funds’ portfolio securities are or are expected to be denominated. A Fund’s dealings in forward contracts may involve hedging involving either specific transactions or portfolio positions or taking a position in a foreign currency. Transaction hedging is the purchase or sale of foreign currency with respect to specific receivables or payables of the Funds generally accruing in connection with the purchase or sale of their portfolio securities. Position hedging is the sale of foreign currency with respect to portfolio security positions denominated or quoted in the currency. A Fund may not enter into a forward currency contract to sell a particular currency to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in or currency convertible into that particular currency (or another currency or aggregate of currencies which act as a proxy for that currency). The Funds may enter into a forward currency contract to purchase a currency other than that held in the Funds’ portfolios. If a Fund enters into a forward currency contract, liquid assets will be segregated in an amount equal to the value of the Fund’s total assets committed to the consummation of the forward contract. If the value of the securities that are segregated declines, additional liquid assets will be segregated so that the value of the segregated liquid assets will equal the amount of the Fund’s commitment with respect to the contract. Forward currency transactions may be made from any foreign currency into U.S. dollars or into other appropriate currencies.

At or before the maturity of a forward foreign currency contract, a Fund may either sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward currency contract prices. Should forward prices decline during the period between the Fund’s entering into a forward contract for the sale of a currency and the date that it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent that the price of the currency that it has agreed to sell exceeds the price of the currency that it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency that it has agreed to sell. There can be no assurance that new forward currency contracts or offsets will be available to a Fund.

Upon maturity of a forward currency contract, the Funds may (a) pay for and receive, or deliver and be paid for, the underlying currency, (b) negotiate with the dealer to roll over the contract into a new forward currency contract with a new future settlement date or (c) negotiate with the dealer to terminate the forward contract by entering into an offset with the currency trader whereby the parties agree to pay for and receive the difference between the exchange rate fixed in the contract and the then current exchange rate. A Fund also may be able to negotiate such an offset prior to maturity of the original forward contract. There can be no assurance that new forward contracts or offsets will always be available to the Funds.

The cost to a Fund of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because transactions in currency exchange are usually conducted on a principal basis, no fees or commissions are involved. The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward foreign currency contracts limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they limit any potential gain that might result should the value of the currency increase.

If a devaluation is generally anticipated, a Fund may be able to contract to sell the currency at a price above the devaluation level that it anticipates. A Fund will not enter into a currency transaction if, as a result, it will fail to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”), for a given year.

Forward foreign currency contracts are not regulated by the SEC. They are traded through financial institutions acting as market–makers. In the forward foreign currency market, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Moreover, a trader of forward contracts could lose amounts substantially in excess of its initial investments, due to the collateral requirements associated with such positions.

The market for forward currency contracts may be limited with respect to certain currencies. These factors will restrict a Fund’s ability to hedge against the risk of devaluation of currencies in which the Fund holds a substantial quantity of securities and are unrelated to the qualitative rating that may be assigned to any particular portfolio security. Where available, the successful use of forward currency contracts draws upon a money manager’s special skills and experience with respect to such instruments and usually depends on the money manager’s ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, a Fund may not achieve the anticipated benefits of forward currency contracts or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange–traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to forward currency contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of such instruments and movements in the price of the securities and currencies hedged or used for cover will not be perfect. In the case of proxy hedging, there is also a risk that the perceived linkage between various currencies may not be present or may not be present during the particular time a Fund is engaged in that strategy.

A Fund’s ability to dispose of its positions in forward currency contracts will depend on the availability of active markets in such instruments. It is impossible to predict the amount of trading interest that may exist in various types of forward currency contracts. Forward currency contracts may be closed out only by the parties entering into an offsetting contract. Therefore, no assurance can be given that the Fund will be able to utilize these instruments effectively for the purposes set forth above.

Forward foreign currency transactions are subject to the additional risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (1) other complex foreign, political, legal and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in a Fund’s ability to act upon economic events occurring in foreign markets during non–business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, (5) lesser trading volume and (6) that a perceived linkage between various currencies may not persist throughout the duration of the contracts.

Additional Risks Of Options On Securities, Futures Contracts, Options On Futures Contracts, And Forward Currency Exchange Contract And Options Thereon. Options on securities, futures contracts, options on futures contracts, currencies and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (1) other complex foreign, political, legal and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in a Fund’s ability to act upon economic events occurring in foreign markets during non–business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (5) lesser trading volume.

Swap Agreements and Swaptions. The Funds may enter into swap agreements, on either an asset-based or liability-based basis, depending on whether they are hedging their assets or their liabilities, and will usually enter into swaps on a net basis, i.e., the two payment streams are netted out, with the Funds receiving or paying, as the case may be, only the net amount of the two payments. When a Fund engages in a swap, it exchanges its obligations to pay or rights to receive payments for the obligations or rights to receive payments of another party (i.e., an exchange of floating rate payments for fixed rate payments).

The Funds may enter into several different types of agreements including interest rate, credit and currency swaps. Interest rate swaps are a counterparty agreement, can be customized to meet each party’s needs, and involve the exchange of a fixed payment per period for a payment that is not fixed. Currency swaps are an agreement where two parties exchange specified amounts of different currencies which are followed by a series of interest payments that are exchanged based on the principal cash flow. At maturity the principal amounts are exchanged back. Credit default swaps are a counterparty agreement which allows the transfer of third party credit risk (the possibility that a issuer will default on their obligation by failing to pay principal or interest in a timely manner) from one party to another. The lender faces the credit risk from a third party and the counterparty in the swap agrees to insure this risk in exchange for regular periodic payments.

The Funds expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of their portfolios or to protect against any increase in the price of securities they anticipate purchasing at a later date. The net amount of the excess, if any, of the Funds’ obligations over their entitlements with respect to each swap will be accrued on a daily basis and an amount of cash or liquid high-grade debt securities having an aggregate net asset value at least equal to the accrued excess will be segregated. To the extent that the Funds enter into swaps on other than a net basis, the amount maintained in a segregated account will be the full amount of the Funds’ obligations, if any, with respect to such interest rate swaps, accrued on a daily basis. The Funds will not enter into any swaps unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into such transaction. If there is a default by the other party to such a transaction, the Funds will have contractual remedies pursuant to the agreement related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid.

The Fixed Income Funds may enter into credit default swaps. A credit default swap can refer to corporate issues, asset-backed securities or an index of assets, each known as the reference entity or underlying asset. The Fixed Income Funds may act as either the buyer or the seller of a credit default swap. Depending upon the terms of the contract, the credit default swap may be closed via physical settlement. However, due to the instability in the market, there is a risk that a Fixed Income Fund may be unable to deliver the underlying debt security to the other party to the agreement. Additionally, a Fixed Income Fund may not receive the expected amount under the swap agreement if the other party to the agreement defaults or becomes bankrupt. The market for credit default swap agreements is largely unregulated. In an unhedged credit default swap, the Fixed Income Funds enter into a credit default swap without owning the underlying asset or debt issued by the reference entity. Credit default swaps allow the Fixed Income Funds to acquire or reduce credit exposure to a particular issuer, asset or basket of assets.

As the seller in a credit default swap, the Fixed Income Funds would be required to pay the par or other agreed-upon value (or otherwise perform according to the swap contract) of a reference debt obligation to the counterparty in the event of a default (or other specified credit event); the counterparty would be required to surrender the reference debt obligation In return, the Fixed Income Funds would receive from the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fixed Income Funds would keep the stream of payments and would have no payment obligations. As a seller, the Fixed Income Funds would effectively add leverage to its portfolio because in addition to its total net assets, that Fund would be subject to investment exposure on the notional amount of the swap.

The Fixed Income Funds may also purchase credit default swap contracts in order to offset the risk of default of debt securities held in its portfolio, in which case the Fixed Income Funds would function as the counterparty referenced in the preceding paragraph.

Credit default swap agreements on corporate issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Fixed Income Funds may use credit default swaps on corporate issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fixed Income Funds own or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood (as measured by the credit default swap’s spread) of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate issues, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other write-down or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement generally will be adjusted by corresponding amounts. The Fixed Income Funds may use credit default swaps on asset-backed securities to provide a measure of protection against defaults (or other defined credit events) of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default (or other defined credit events).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. Traders may use credit-default swaps on indices to speculate on changes in credit quality.

Credit default swaps could result in losses if the Fixed Income Funds do not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based. Credit default swap agreements may involve greater risks than if the Fixed Income Funds had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. The Fixed Income Funds will generally incur a greater degree of risk when it sells a credit default swap than when its purchases a credit default swap. As a buyer of credit default swap, the Fixed Income Funds may lose its investment and recover nothing should a credit event fail to occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by the Fixed Income Funds, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the Fixed Income Funds.

If the creditworthiness of the Fixed Income Fund’s swap counterparty declines, the risk that the counterparty may not perform could increase, potentially resulting in a loss to the Fixed Income Funds. To limit the counterparty risk involved in swap agreements, the Fixed Income Funds will only enter into swap agreements with counterparties that meet certain standards of creditworthiness. Although there can be no assurance that the Fixed Income Funds will be able to do so, the Fixed Income Funds may be able to reduce or eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or another creditworthy party. The Fixed Income Funds may have limited ability to eliminate its exposure under a credit default swap if the credit of the reference entity or underlying asset has declined.

Swap agreements generally are entered into by “eligible participants” and in compliance with certain other criteria necessary to render them excluded from regulation under the Commodity Exchange Act (“CEA”) and, therefore not subject to regulation as futures or commodity option transactions under the CEA.

The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If a money manager using this technique is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of a Fund would diminish compared to what it would have been if this investment technique were not used.

Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Funds are contractually obligated to make. If the other party to an interest rate swap defaults, the Funds’ risk of loss consists of the net amount of interest payments that the Funds are contractually entitled to receive. Since interest rate swaps are individually negotiated, the Funds expect to achieve an acceptable degree of correlation between their rights to receive interest on their portfolio securities and their rights and obligations to receive and pay interest pursuant to interest rate swaps.

A Fund may enter into a swaption (swap option). In a swaption, in exchange for an option, the buyer gains the right but not the obligation to enter into a specified swap agreement with the issuer on a specified future date. The writer of the contract receives the premium and bears the risk of unfavorable changes in the preset rate on the underlying interest rate swap. Unrealized gains/losses on swaptions are reflected in investment assets and investment liabilities in the Fund’s statement of financial condition.

Index Swap Agreements. The Funds, other than the Russell Money Market Fund, may enter into index swap agreements as an additional hedging strategy for cash reserves held by those Funds or to effect investment transactions consistent with these Fund’s investment objective and strategies. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, the two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular investments or instruments. The returns to be exchanged between the parties are calculated with respect to a “notional amount” (i.e. a specified dollar amount that is hypothetically invested in a “basket” of securities representing a particular index).

Under most swap agreements entered into by these Funds, the parties’ obligations are determined on a “net basis.” Consequently, a Fund’s obligations or rights under a swap agreement will generally be equal only to a net amount based on the relative values of the positions held by each party. A Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating cash or other liquid assets to avoid any potential leveraging of a Fund’s portfolio. No Fund will enter into a swap agreement with any single party if the net amount owned or to be received ender existing contracts with that party would exceed 5% of that Fund’s assets.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting as both principals and agents using standardized swap documentation. As a result, the swap market has become relatively liquid.

A Fund may not receive the expected amount under a swap agreement if the other party to the agreement defaults or becomes bankrupt. The market for swap agreements is largely unregulated. The Funds will only enter into swap agreements with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Funds’ repurchase agreement guidelines.

Forward Commitments. A Fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time (a “forward commitment” or “when–issued” transaction) so long as such transactions are consistent with the Fund’s ability to manage its investment portfolio and meet redemption requests. A Fund may dispose of a forward commitment or when–issued transaction prior to settlement if it is appropriate to do so and realize short–term profits or losses upon such sale. When effecting such transactions, liquid assets of the Fund in a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records at the trade date and maintained until the transaction is settled. Forward commitments and when–issued transactions involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or the other party to the transaction fails to complete the transaction.

Additionally, under certain circumstances, the Russell International Developed Markets and Russell Emerging Markets Funds may occasionally engage in “free trade” transactions in which delivery of securities sold by the Fund is made prior to the Fund’s receipt of cash payment therefore or the Fund’s payment of cash for portfolio securities occurs prior to the Fund’s receipt of those securities. Cash payment in such instances generally occurs on the next business day in the local market. “Free trade” transactions involve the risk of loss to a Fund if the other party to the “free trade” transaction fails to complete the transaction after a Fund has tendered cash payment or securities, as the case may be.

TAXES

Tax Information for All Funds

The information discussed in this section applies generally to all of the Funds, but is supplemented or modified in additional separate sections that are provided below for Russell Tax Exempt Bond Fund and Russell Money Market Fund.

Distributions of Net Investment Income. Each Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. If you are a taxable investor, any distributions by the Fund from such income (other than certain qualified dividend income, described below) will be taxable to you as ordinary income, whether you receive them in cash or in additional shares.

If you are an individual investor, a portion of the dividends you receive from certain Funds may be treated as “qualified dividend income” which is taxable to individuals at the same rates that are applicable to long-term capital gains. A Fund distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding period and other requirements are met. Fund distributions generally will not qualify as qualified dividend income to the extent attributable to interest, capital gains, REIT distributions and, in many cases, distributions from non-U.S. corporations.

Distributions of Capital Gain. A Fund may realize a capital gain or loss in connection with sales or other dispositions of its portfolio securities. Distributions from net short-term capital gain will be taxable to you as ordinary income. Distributions from net long-term capital gain will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Any net capital gain realized by a Fund generally will be distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund.

Effect of Foreign Investments on Distributions. Most foreign exchange gain realized by a Fund on the sale of debt securities is treated as ordinary income. Similarly, foreign exchange loss realized on the sale of debt securities generally is treated as ordinary loss. This gain when distributed will be taxable to you as ordinary income, and any loss will reduce a Fund’s ordinary income otherwise available for distribution to you. This treatment could increase or decrease a Fund’s ordinary income distributions to you, and may cause some or all of the Fund’s previously distributed income to be classified as a return of capital. A return of capital generally is not taxable to you, but reduces the tax basis of your shares in the Fund. Any return of capital in excess of your basis is taxable as a capital gain.

Certain Funds may invest in foreign securities and may be subject to foreign withholding taxes on income from these securities. This, in turn, could reduce ordinary income distributions to you. If more than 50% of such a Fund’s total assets at the end of the fiscal year is invested in foreign securities, the Fund may elect to pass through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, the year-end statement you receive from the Fund will show more taxable income than was actually distributed to you. In that case, you will be entitled either to deduct your share of these taxes in computing your taxable income or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders). The Fund will provide you with the information necessary to complete your personal income tax return if it makes this election.

Information on the Amount and Tax Character of Distributions. Each Fund will inform you of the amount of your ordinary income and capital gain dividends at the time they are paid, and will advise you of its tax status for federal income tax purposes shortly after the end of each calendar year. If you have not held Fund shares for a full year, a Fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that may not be equal to the actual amount of this type of income earned during the period of your investment in the Fund. Taxable distributions declared by a Fund in October, November or December to shareholders of record in such a month but paid in January are taxable to you as if they were paid in December.

Election to be Taxed as a Regulated Investment Company. Each Fund intends to elect or has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”). Each Fund that has been in existence for more than one year has qualified as a regulated investment company for its most recent fiscal year, and intends to continue to qualify during the current fiscal year. As a regulated investment company, a Fund generally pays no federal income tax on the income and gain it distributes to you. The Board of Trustees reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders. In such a case, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gain, and distributions to you would be taxed as ordinary dividend income to the extent of the Fund’s earnings and profits.

Excise Tax Distribution Requirements. To avoid federal excise taxes, the Code requires a Fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the twelve-month period ending October 31; and 100% of any undistributed amounts from the prior year. Each Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December) but can give no assurances that its distributions will be sufficient to eliminate all taxes.

Redemption of Fund Shares. Redemptions (including redemptions in kind) and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, or exchange them for shares of a different RIC Fund, the IRS will require that you report any gain or loss on your redemption or exchange. If you held your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you held your shares.

Redemptions at a Loss Within Six Months of Purchase. Any loss incurred on a redemption or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by a Fund on those shares.

Wash Sales. All or a portion of any loss that you realize on a redemption of your Fund shares is disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules is added to your tax basis in the new shares.

U.S. Government Securities. The income earned on certain U.S. government securities is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by a Fund. The income on Fund investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Government National Mortgage Association (GNMA) or Federal National Mortgage Association (FNMA) securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

Dividends-Received Deduction for Corporations. If you are a corporate shareholder, a percentage of the dividends paid by certain Funds for the most recent fiscal year may have qualified for the dividends-received deduction. You may be allowed to deduct a portion of these qualified dividends, thereby reducing the tax that you would otherwise be required to pay on these dividends, if certain holding period and other requirements are met. The dividends-received deduction will be available only with respect to dividends designated by a Fund as eligible for such treatment. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation. If a Fund’s income is derived primarily from either investments in foreign rather than domestic securities or interest rather than dividends, generally none of its distributions are expected to qualify for the corporate dividends-received deduction.

Investment in Complex Securities. A Fund may invest in complex securities that may be subject to numerous special and complex tax rules. These rules could affect whether gain or loss recognized by the Fund is treated as ordinary or capital, or as interest or dividend income. These rules could also accelerate the recognition of income to the Fund (possibly causing the Fund to sell securities to raise the cash for necessary distributions). These rules could defer the Fund’s ability to recognize a loss, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain foreign securities. These rules could, therefore, affect the amount, timing, or character of the income distributed to you by the Fund.

Non-U.S. Investors. Non-U.S. investors may be subject to U.S. withholding and estate taxes, and are subject to special U.S. tax certification requirements. For Fund taxable years beginning after December 31, 2004 and before January 1, 2009, a portion of Fund distributions received by a non-U.S. investor may, however, be exempt from U.S. withholding tax to the extent attributable to U.S. source interest income and short-term capital gains. Also, for that same four-year period, U.S. estate taxes may not apply to that portion of Shares held by a non-U.S. investor that is attributable to Fund assets consisting of certain debt obligations or other property treated as not within the United States for U.S. estate tax purposes. Fund distributions, if any, made during such three year period that are attributable to gains from the sale or exchange of “U.S. real property interests,” which the Code defines to include direct holdings of U.S. real property and interests (other than solely as a creditor) in “U.S. real property holding corporations,” (including certain non-domestically-controlled REITs), will be taxable to non-U.S. investors and will require such investors to file U.S. income tax returns. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Fund.

Backup Withholding. By law, each Fund must withhold a portion of your taxable distributions and redemption proceeds unless you provide your correct social security or taxpayer identification number, certify that this number is correct, certify that you are not subject to backup withholding, and certify that you are a U.S. person (including a U.S. resident alien). A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the rate will be 28% for calendar years through 2010.

Additional Tax Information With Respect to the Russell Tax Exempt Bond Fund

The tax information described in “Tax Information for All Funds” above applies to the Russell Tax Exempt Bond Fund, except as noted in this section.

Exempt-Interest Dividends. By meeting certain requirements of the Code, the Fund qualifies to pay exempt-interest dividends to you. These dividends are derived from interest income exempt from regular federal income tax, and are not subject to regular federal income tax when they are paid to you. In addition, to the extent that exempt-interest dividends are derived from interest on obligations of a state or its political subdivisions, or from interest on qualifying U.S. territorial obligations (including qualifying obligations of Puerto Rico, the U.S. Virgin Islands and Guam), they also may be exempt from that state’s personal income taxes. Most states, however, do not grant tax-free treatment to interest on state and municipal securities of other states.

Dividends from Taxable Income. The Fund may earn taxable income from many sources, including income from temporary investments, discount from stripped obligations or their coupons, income from securities loans or other taxable transactions, and ordinary income from the sale of market discount bonds. Any distributions by the Fund from this income will be taxable to you as ordinary income, whether you receive them in cash or in additional shares. Because the Fund’s income is derived primarily from interest rather than dividends, none of its distributions are expected to qualify as qualified dividend income for individual shareholders.

Information on the Amount and Tax Character of Distributions. The Fund will inform you of the amount of your taxable ordinary income and capital gain dividends at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the end of each calendar year, including the portion of the distributions that on average are comprised of taxable income or interest income that is a tax preference item when determining your alternative minimum tax. If you have not held Fund shares for a full year, the Fund may designate and distribute to you, as taxable, tax-exempt or tax preference income, a percentage of income that may not be equal to the actual amount of this type of income earned during the period of your investment in the Fund. Taxable distributions declared by the Fund in October, November or December to shareholders of record in such a month but paid in January are taxed to you as if made in December.

Redemption at a Loss Within Six Months of Purchase. Any loss incurred on the redemption or exchange of shares held for six months or less will be disallowed to the extent of any exempt-interest dividends paid to you with respect to your Fund shares, and any remaining loss will be treated as a long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those shares.

Dividends-Received Deduction for Corporations. Because the Fund’s income is derived primarily from interest rather than dividends, none of its distributions are expected to qualify for the corporate dividends-received deduction.

Alternative Minimum Tax. Interest on certain private activity bonds, while exempt from regular federal income tax, is a preference item for you when determining your alternative minimum tax under the Code and under the income tax provisions of several states. Private activity bond interest could subject you to or increase your liability under the federal and state alternative minimum taxes, depending on your personal or corporate tax position. If you are a person defined in the Code as a substantial user (or person related to a user) of a facility financed by private activity bonds, you should consult with your tax adviser before buying shares of the Fund.

Treatment of Interest on Debt Incurred to Hold Fund Shares. Interest on debt you incur to buy or hold Fund shares may not be deductible for federal income tax purposes.

Loss of Status of Securities as Tax-Exempt. Failure of the issuer of a tax-exempt security to comply with certain legal or contractual requirements relating to the security could cause interest on the security, as well as Fund distributions derived from this interest, to become taxable, perhaps retroactively to the date the security was issued.

Additional Tax Information With Respect to the Russell Money Market Fund

The tax information described in “Tax Information for All Funds” above applies to the Russell Money Market Fund except as noted in this section.

Distributions of Net Investment Income. Each Fund typically pays dividends from its daily net income each day that its net asset value is calculated. The Fund’s daily net income includes accrued interest and any original issue or acquisition discount, less the estimated expenses of the Fund. Any distributions by the Fund from such income will be taxable to you as ordinary income, whether you receive them in cash or in additional shares. Because the Fund’s income is derived primarily from interest rather than dividends, none of its distributions are expected to qualify as qualified dividend income for individual shareholders.

Distributions of Capital Gain. A Fund may derive capital gain or loss in connection with sales or other dispositions of its portfolio securities. Distributions from net short-term capital gain will be taxable to you as ordinary income. Because the Fund is a money market fund, it does not expect to realize any long-term capital gain.

Maintaining a $1 Share Price. Gain and loss on the sale of portfolio securities and unrealized appreciation or depreciation in the value of these securities may require the money market funds to adjust distributions to maintain its $1 share price. These procedures may result in under- or over-distributions by the Fund of its net investment income.

Information on the Amount and Tax Character of Distributions. The Fund will inform you of the amount of your taxable ordinary income (including qualified dividend income) and capital gain dividends at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the end of each calendar year. If you have not held Fund shares for a full year, the Fund may designate and distribute to you, as taxable income, a percentage of income that may not be equal to the actual amount of this type of income earned during the period of your investment in the Fund. Taxable distributions declared by the Fund in December but paid in January are taxed to you as if made in December.

Redemption of Fund Shares. Redemptions (including redemptions in kind) and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. Because each Fund tries to maintain a stable $1 share price, however, you should not expect to realize any capital gain or loss on the sale or exchange of your shares. For tax purposes, an exchange of your Fund shares for shares of a different RIC Fund is the same as a sale.

Dividends-Received Deduction for Corporations. Because the Funds’ income is derived primarily from interest rather than dividends, none of its distributions are expected to qualify for the corporate dividends-received deduction.

At October 31, 2008, the following Funds had net tax basis capital loss carryforwards which may be applied against any realized net taxable gains in each succeeding year or until their respective expiration dates, whichever occurs first. Available capital loss carryforwards and expiration dates are as follows:

Fund	10/31/09	10/31/10	10/31/11	10/31/12	10/31/13	10/31/14	10/31/15	10/31/16	TOTAL
Russell U.S. Core Equity	$—	$—	$—	$—	$—	$—	$—	$448,494,718	$448,494,718
Russell U.S. Quantitative Equity	—	—	—	—	—	—	—	300,317,173	300,317,173
Russell U.S. Growth	—	—	—	—	—	—	—	20,065,350	20,065,350
Russell U.S. Value*	1,393,793	362,611	—	—	—	—	—	71,282,905	73,039,309
Russell U.S. Small & Mid Cap	—	—	—	—	—	—	—	294,033,706	294,033,706
Russell International Developed Markets	—	—	—	—	—	—	—	506,675,262	506,675,262
Russell Global Equity	—	—	—	—	—	—	—	174,572,421	174,572,421
Russell Emerging Markets	—	—	—	—	—	—	—	—	—
Russell Tax–Managed U.S. Large Cap	—	46,414,873	—	—	—	—	—	52,837,432	99,252,305
Russell Tax-Managed U.S. Mid & Small Cap	—	—	—	—	—	—	—	11,463,649	11,463,649
Russell Strategic Bond	—	—	—	—	—	—	—	—	—
Russell Investment Grade Bond**	—	—	—	—	—	9,735,242	—	—	9,735,242
Russell Short Duration Bond	—	—	—	—	4,743,484	7,439,440	1,010,941	—	13,193,865
Russell Tax Exempt Bond	—	—	—	357,343	—	634,298	1,197,042	4,001,028	6,189,711
Russell Real Estate Securities	—	—	—	—	—	—	—	96,444,114	96,444,114
Russell Money Market	35,378	—	43,233	—	3,147	11,753	17,488	2,749,077	2,860,066

*	Russell U.S. Value Fund had a capital loss carryforward of $11,874,284 that it acquired from the Equity Income Fund and Equity III Fund of which $1,393,793 and $362,611 will expire on October 31 of the years 2009 and 2010, respectively.

**	Russell Investment Grade Bond Fund had a capital loss carryforward of $13,283,390 that it acquired from the Diversified Bond Fund which will expire on October 31, 2013. This capital loss carryforward can be utilized without any limitation until its expiration date.

MONEY MANAGER INFORMATION

RUSSELL U.S. CORE EQUITY FUND

AllianceBernstein L.P. is a limited partnership the majority ownership interests in which are held by its affiliates. AllianceBernstein Corporation, an indirect wholly-owned subsidiary of AXA Financial, Inc., a publicly traded financial services organization, is the general partner of both AllianceBernstein L.P. and AllianceBernstein Holding L.P. On a combined basis as of December 31, 2006, AXA Financial, Inc. has a 63.2% economic interest in AllianceBernstein’s business. The remaining economic interest is held by AllianceBernstein Holding L.P. (32.4%) and AllianceBernstein Directors, Officers and employees (4.4%).

Arnhold and S. Bleichroeder Advisers, LLC is controlled by Arnhold and S. Bleichroeder Holdings, Inc., with no individual owning more than 25% of the voting securities.

BlackRock Capital Management, Inc. is a wholly–owned subsidiary of BlackRock, Inc. BlackRock, Inc. is a publicly-traded company.

Columbus Circle Investors is 70% owned by Principal Global Investors, LLC. Principal Global Investors, LLC is 100% owned by Principal Life Insurance Company, which is 100% owned by Principal Financial Services, Inc., which in turn is 100% owned by Principal Financial Group, a publicly traded company.

Institutional Capital LLC is a wholly-owned subsidiary of New York Life Investment Management Holdings LLC, which is a wholly-owned subsidiary of New York Life Insurance Company, which, in turn, is wholly-owned by the policyholders of New York Life Insurance Company.

Lazard Asset Management LLC is a wholly-owned subsidiary of Lazard Freres & Co, LLC. Lazard Freres & Co., LLC is a limited liability company with one member, Lazard Group LLC, a Delaware limited liability company. Lazard Group LLC is controlled by Lazard Ltd., which is a Bermuda corporation with shares that are publicly traded on the New York Stock Exchange.

MFS Institutional Advisors, Inc. is a wholly-owned subsidiary of Massachusetts Financial Services Company and is an indirect subsidiary of Sun Life Financial Inc., a publicly traded company.

Montag & Caldwell, Inc. is a wholly-owned subsidiary of Fortis Bank SA/NV. Fortis Bank SA/NV is 99.93% owned by the government of Belgium (the Belgian State, through the SFPI (Federal Public Service for Participations and Investments)). The Belgian State has reached an agreement with BNP Paribas, a French Public Limited Company (société anonyme), on the subsequent transfer of 75% of Fortis Bank SA/NV; the Belgian State will continue to own the remaining 25% of the company. This transaction is expected to close in the second quarter of 2009.

Schneider Capital Management Corporation is controlled by its majority shareholder, Arnold C. Schneider, III.

Suffolk Capital Management, LLC is a wholly–owned subsidiary of Ohio National Financial Services, Inc. Ohio National Financial Services, Inc. is wholly–owned by Ohio National Mutual Holdings, Inc. which, in turn, is wholly–owned by the policyholders of The Ohio National Life Insurance Company.

RUSSELL U.S. QUANTITATIVE EQUITY FUND

Aronson+Johnson+Ortiz, LP is a limited partnership controlled by Theodore R. Aronson.

Goldman Sachs Asset Management, L.P. is a wholly-owned direct and indirect subsidiary of the Goldman Sachs Group, Inc., a publicly traded company.

INTECH Investment Management LLC is majority-owned by Berger Financial Group LLC, which is an indirect subsidiary of Janus Capital Management LLC. Janus Capital Management LLC is wholly-owned by Janus Capital Group Inc., a publicly traded company.

Jacobs Levy Equity Management, Inc. is owned by Bruce Jacobs and Kenneth Levy.

Numeric Investors LLC is a wholly-owned subsidiary of Numeric Midco LLC. Numeric Midco LLC is a wholly-owned subsidiary of Numeric Holdings LLC. No individual owns more than 25% of the equity securities of Numeric Holdings LLC.

RUSSELL U.S. GROWTH FUND

Cornerstone Capital Management, Inc. is owned by Andrew S. Wyatt, Thomas G. Kamp and David R. Frauenshuh.

Delaware Management Company, a series of Delaware Management Business Trust, is an indirect subsidiary of Lincoln National Corporation, a publicly traded company. Other entities in the corporate chain of control of which Delaware Management Company is a direct or indirect subsidiary include: Delaware Management Company, Inc., Delaware Investments U.S., Inc., DMH Corp. Delaware Management Holdings, Inc., Lincoln National Investment Companies, Inc. and Lincoln National Investments, Inc.

Suffolk Capital Management, LLC. See: Russell U.S. Core Equity Fund. Sustainable Growth Advisers, LP is a limited partnership with no one individual controlling more than 25%.

Turner Investment Partners, Inc. is a corporation controlled by Robert E. Turner.

RUSSELL U.S. VALUE FUND

DePrince, Race & Zollo, Inc. is controlled by the following: Gregory M. DePrince, John D. Race and Victor A. Zollo, each owning 30% of the firm.

Iridian Asset Management LLC (“Iridian”) is a majority owned subsidiary of Bank of Ireland Asset Management (U.S.) limited, which is an indirect subsidiary of The Governor and Company of the Bank of Ireland (the “Bank”), a publicly traded company. As the result of a recapitalization of the Bank by the Government of the Republic of Ireland, the Minister of Finance of Ireland will have the right to appoint 25% of the Bank’s Court of Directors, and will have 25% of the voting rights in respect to (A) a change in control of the Bank, and (B) the appointment of the remaining members of the Bank’s Court of Directors.

JS Asset Management, LLC is a U.S. Limited Liability Company owned by John Schneider.

Systematic Financial Management, L.P. is owned 55% by Affiliated Managers Group, Inc., which is a publicly traded corporation. The remaining 45% is employee owned.

RUSSELL U.S. SMALL & MID CAP FUND

ClariVest Asset Management LLC is a U.S. limited liability company which is indirectly controlled by Stacey Nutt, Jeffrey D. Lovell and James E. Minnick through their ownership of 25% or more of the voting shares of various limited liability companies and partnerships within the corporate structure of ClariVest.

Delphi Management, Inc. is 100% owned by Scott Black.

DePrince, Race & Zollo, Inc. See: Russell U.S. Value Fund.

Jacobs Levy Equity Management, Inc. See: Russell U.S. Quantitative Equity Fund.

Next Century Growth Investors, LLC (“Next Century”) is a U.S. Limited Liability Company 20% owned by Strong Capital Management and 80% employee owned. Next Century’s controlling shareholder is Thomas L. Press.

Ranger Investment Management, L.P. is a limited partnership with no individual controlling more than 25%.

Signia Capital Management, LLC is a limited liability company with no individual controlling more than 25%.

Tygh Capital Management, Inc. is an employee-owned corporation controlled by its majority shareholders Richard J. Johnson and Jeff B. Curtis.

RUSSELL INTERNATIONAL DEVELOPED MARKETS FUND

AllianceBernstein L.P. See: Russell U.S. Core Equity Fund.

AQR Capital Management, LLC is majority owned and controlled by its principals Clifford S. Asness, Ph.D., John M. Liew, Ph.D., David Kabiller, CFA, Robert Krail, Brian K. Hurst, Jacques A. Friedman, Ronen Israel, Lars Nielsen and Oktay Kurbanov.

Axiom International Investors LLC (“Axiom”) is 100% employee owned. Axiom’s controlling shareholder is Andrew Jacobson.

Marsico Capital Management, LLC is controlled by Marsico Management Equity, LLC, which is controlled by Tom Marsico.

MFS Institutional Advisors, Inc. is a wholly-owned subsidiary of Massachusetts Financial Services Company and is an indirect subsidiary of Sun Life Financial Inc., a publicly traded company.

Mondrian Investment Partners Limited is controlled by senior members of management.

Pzena Investment Management, LLC has as its sole managing member Pzena Investment Management, Inc., a publicly traded company.

UBS Global Asset Management (Americas), Inc. is a wholly-owned subsidiary of UBS, AG, a publicly traded company.

William Blair & Company, LLC is 100% employee owned with no one individual controlling more than 25%.

RUSSELL GLOBAL EQUITY FUND

Gartmore Global Partners is controlled by Oxford Partners, LP, a Cayman registered limited partnership. Oxford Partners, LP is controlled approximately 50% by employees of Gartmore with no individual having more than 25% voting control and approximately 50% by Hellman & Friedman LLC, a private equity partnership.

Harris Associates, L.P. is controlled by Natixis Global Asset Management, a publicly traded company on the Euronext exchange in Paris, France, which owns 99.67% of Harris Associates, L.P.

MFS Institutional Advisors, Inc. See: Russell International Developed Markets Fund.

Tradewinds Global Investors LLC is controlled by Nuveen Investments, Inc. (“Nuveen”), a majority owned subsidiary of Windy City Investments, Inc., with no individual controlling more than 25%.

T. Rowe Price International, Inc. (“T. Rowe Price”) is an indirect subsidiary of T. Rowe Price Group a publicly traded financial services holding company. Other entities in the corporate chain of control of which T. Rowe Price is a wholly-owned subsidiary include T. Rowe Price Finance, Inc. and T. Rowe Price Associates, Inc.

RUSSELL EMERGING MARKETS FUND

AllianceBernstein L.P. See: Russell U.S. Core Equity Fund.

Arrowstreet Capital, Limited Partnership is controlled primarily by its employees with no one individual controlling more than 25%.

Genesis Asset Managers, LLP is 60% owned through subsidiary holding companies, by Affiliated Managers Group, Inc., a publicly traded corporation. A group of Genesis’ managers owns the remaining 40% of Genesis Asset Managers, LLP with no individual manager beneficially owning greater than 10%.

Harding Loevner LP is a limited partnership, of which approximately 60% is owned indirectly by Affiliated Managers Group, Inc. (NYSE: AMG). The remaining approximately 40% interest is held by management and employees of Harding Loevner, with no individual controlling more than 25%.

T. Rowe Price International, Inc. See: Russell Global Equity Fund.

UBS Global Asset Management (Americas), Inc. See: Russell International Developed Markets Fund.

RUSSELL TAX–MANAGED U. S. LARGE CAP FUND

Armstrong Shaw Associates Inc. is employee-owned and is controlled by Jeffrey Shaw.

J.P. Morgan Investment Management Inc. is a wholly owned subsidiary of J.P. Morgan Chase & Co., a publicly held bank holding company.

Palisades Investment Partners, LLC is controlled by its majority shareholder, Quinn Stills.

Sands Capital Management, Inc. is controlled 70% by Frank M. Sands, Sr. and Marjorie Sands and 30% by Frank M. Sands, Jr.

Turner Investment Partners, Inc. See: Russell U.S. Growth Fund.

RUSSELL TAX–MANAGED U. S. MID & SMALL CAP FUND

Chartwell Investment Partners is controlled primarily by its employees with no one individual controlling more than 10%.

Netols Asset Management, Inc. is controlled by its majority shareholder, Jeffrey Netols.

Parametric Portfolio Associates LLC is 80% controlled by Eaton Vance Acquisition Business Trust which is an indirect, wholly-owned subsidiary of Eaton Vance Inc., a publicly traded company.

Transamerica Investment Management, LLC is owned by Transamerica Investment Services, Inc. and indirectly owned by Transamerica Corporation, which is wholly-owned by AEGON, N.V. AEGON, N.V. is a publicly traded company.

Turner Investment Partners, Inc. See: Russell U.S. Growth Fund.

RUSSELL STRATEGIC BOND FUND

Goldman Sachs Asset Management, L.P. See: Russell U.S. Quantitative Equity Fund.

Hyperion Brookfield Asset Management, Inc. is wholly-owned by Brookfield Asset Management, Inc., a publicly-traded Canadian corporation.

Logan Circle Partners, L.P. is 70% owned by its employees of which Jude Driscoll owns a controlling interest and 30% is owned by GPFT HOLDCO, LLC.

Metropolitan West Asset Management, LLC (“MWAM”) is wholly-owned by MWAM Holdings, LLC, which is 100% owned and controlled by active employees at MWAM. Scott B. Dubchansky and Tad Rivelle each own 20-50% of MWAM Holdings, LLC.

Pacific Investment Management Company LLC (“PIMCO”) a Delaware limited liability company, is a majority owned subsidiary of Allianz Global Investors of America (L.P., (“AGI LP”). Allianz SE (“Allianz SE”) is the indirect majority owner of AGI LP. Allianz SE is a European-based, multinational insurance and financial services holding company.

RUSSELL INVESTMENT GRADE BOND FUND

Lehman Brothers Asset Management LLC (“LBAM”), a wholly-owned subsidiary of Lehman Brothers Holdings Inc. (“LBHI”), together with certain other businesses of LBHI’s Investment Management Division (“IMD”) is expected to be acquired by a newly organized company named Neuberger Berman Group LLC (“NBG”). Effective with the closing of the transaction, LBAM , which is expected to change its name to Neuberger Berman Fixed Income LLC, will become an indirect wholly-owned subsidiary of NBG. At the closing of the transaction, 51% of NBG’s common equity will be issued, or reserved for issuance, to NBSH Acquisition, LLC, which will be owned directly or indirectly by a group consisting of portfolio managers, members of the senior management team and other senior professionals of IMD (with no individual owning more than 5% of NBG ) while 49% of NBG’s common equity will be issued to LBHI, a public corporation that is a debtor-in-possession under chapter 11 of the U.S. Bankruptcy Code, and/or its affiliates. The closing of the transaction is expected to occur in the second quarter of 2009.

Metropolitan West Asset Management, LLC. See: Russell Strategic Bond Fund.

Pacific Investment Management Company LLC. See: Russell Strategic Bond Fund

Western Asset Management Company is a wholly-owned subsidiary of Legg Mason, Inc., a publicly traded corporation.

Western Asset Management Company Limited is a wholly-owned subsidiary of Legg Mason, Inc., a publicly traded corporation.

RUSSELL SHORT DURATION BOND FUND

Logan Circle Partners, L.P. See: Russell Strategic Bond Fund.

Pacific Investment Management Company LLC. See: Russell Strategic Bond Fund.

RUSSELL TAX EXEMPT BOND FUND

Delaware Management Company. See: Russell U.S. Growth Fund.

Standish Mellon Asset Management Company LLC is a wholly-owned subsidiary of The Bank of New York Mellon Corporation, a publicly traded organization.

RUSSELL REAL ESTATE SECURITIES FUND

AEW Capital Management, L.P. is a limited partnership that is 1% owned by its general partner, AEW Capital Management, Inc., and is 99% owned by its limited partner, Natixis Global Asset Management, L.P. Natixis Global Asset Management, L.P. is part of Natixis Global Asset Management, an international asset management group based in Paris, France. Natixis Global Asset Management is ultimately owned by three large French financial services entities: Natixis, an investment banking and financial services firm which is publicly traded on Euronext in Paris, the Caisse Nationale des Caisse d’Epargne, a financial institution owned by French regional savings banks known as the Caisse d’Epargne, and Banque Federale des Banques Populaires, a financial institution owned by regional cooperative banks known as the Banques Populaires.

Cohen & Steers Capital Management, Inc. is a wholly-owned subsidiary of Cohen & Steers, Inc. a publicly traded company. Martin Cohen and Robert H. Steers each own approximately 29.3% of Cohen & Steers, Inc. The remaining 41.4% of Cohen & Steers, Inc. is owned by the public.

Heitman Real Estate Securities, LLC is 50% owned by its employees, with no one individual employee beneficially owning 25% or greater, and 50% owned by Old Mutual plc, a publicly traded company.

INVESCO Institutional (N.A.), Inc. which acts as a money manager to the Fund through its INVESCO Real Estate Division (“INVESCO”) is an indirect, wholly-owned subsidiary of AMVESCAP, PLC, a publicly traded corporation. Other entities in the corporate chain of control of which INVESCO is a direct or indirect wholly-owned subsidiary include AVZ, Inc., AMVESCAP Group Services, Inc. and INVESCO North American Holdings, Inc.

RUSSELL MONEY MARKET FUND

Russell Investment Management Company is wholly–owned by Frank Russell Company, a subsidiary of The Northwestern Mutual Life Insurance Company.

RATINGS OF DEBT INSTRUMENTS

CORPORATE AND MUNICIPAL BOND RATINGS.

MOODY’S INVESTORS SERVICE, INC. (MOODY’S):

Aaa –– Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa –– Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long–term risks appear somewhat larger than in Aaa securities.

A –– Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa –– Bonds which are rated Baa are considered as medium–grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great period of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba –– Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B –– Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa –– Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal and interest.

Ca –– Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C –– Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies numerical modifiers, 1, 2 and 3 in each generic rating classification in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic category; the modifier 2 indicates a mid–range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR’S RATINGS GROUP (“S&P”):

AAA –– This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA –– Bonds rated AA also qualify as high–quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A –– Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB –– Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. While bonds with this rating normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than debt in higher rated categories.

BB, B, CCC, CC, C –– Bonds rated BB, B, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

BB –– Bonds rated BB have less near–term vulnerability to nonpayment than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B –– Bonds rated B have a greater vulnerability to nonpayment than obligations rated ‘BB’ but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

CCC –– A bond rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC –– An obligation rated CC is currently highly vulnerable to nonpayment.

C –– The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D –– Bonds rated D are in payment default. The D rating is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (–): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

The (r) symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk – such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

FITCH INVESTORS SERVICE, INC. (“FITCH”):

AAA: Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B: Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC: Substantial credit risk. Default is a real possibility.

CC: Very high levels of credit risk. Default of some kind appears probable.

C: Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a ‘C’ category rating for an issuer include:

•	the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

•	the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; and

•	Fitch Ratings otherwise believes a condition of ‘RD’ or ‘D’ to be imminent or inevitable, including through the formal announcement of a coercive debt exchange.

RD: Restricted default

‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased business. This would include:

•	the selective payment default on a specific class or currency of debt;

•

the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

•	the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; and

•	execution of a coercive debt exchange on one or more material financial obligations.

D: Default. ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a coercive debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a coercive debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note to Long-Term Ratings:

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’, or to Long-Term IDR categories below ‘B’.

STATE, MUNICIPAL NOTES AND TAX EXEMPT DEMAND NOTES.

MOODY’S:

Moody’s rating for state, municipal and other short–term obligations will be designated Moody’s Investment Grade (“MIG”). This distinction is in recognition of the differences between short–term credit risk and long–term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short–term borrowing, while various factors of the first importance in bond risk are of lesser importance in the short run.

Symbols used are as follows:

MIG–1/VMIG 1 –– This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

MIG–2/VMIG 2 –– This designation denotes best quality. Margins of protection are ample although not so large as in the preceding group.

MIG–3/VMIG 3 –– This designation denotes favorable quality. All security elements are accounted or but there is a lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

SG –– This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

S&P:

A S&P note rating, reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long–term debt rating. The following criteria will be used in making that assessment:

–– Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note).

–– Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

Note rating symbols are as follows:

SP–1 –– Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP–2 –– Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP–3 –– Speculative capacity to pay principal and interest.

COMMERCIAL PAPER RATINGS.

Moody’s:

Prime – 1 –– Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

•	Leading market positions in will-established industries.

•	High rates of return on funds employed.

•	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime – 2 –– Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, wile sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime – 3 –– Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced.

Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

WR – Withdrawn

S&P:

A–1 – An obligor rated “A–1” has STRONG capacity to meet its financial commitments. It is rated in the highest category by Standard & Poor’s. Within this category, certain obligors are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments is EXTREMELY STRONG.

A–2 – An obligor rated “A–2” has SATISFACTORY capacity to meet its financial commitments. However, it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in the highest rating category.

A–3 – An obligor rated “A–3” has ADEQUATE capacity to meet its financial obligations. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments.

B – An obligor rated “B” is regarded as VULNERABLE and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C – An obligor rated “C” is CURRENTLY VULNERABLE to nonpayment and is dependent upon favorable business, financial, and economic conditions for it to meet its financial commitments on the obligation.

D – An obligor rated “D” is in payment default. The “D” rating is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

N.R. – An issuer designated N.R. is not rated.

FITCH:

Short Term Credit Ratings

F1: Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3: Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: High short-term default risk. Default is a real possibility.

RD: Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D: Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

FINANCIAL STATEMENTS

The 2008 annual financial statements of the Funds, including notes to the financial statements and financial highlights and the Report of Independent Registered Public Accounting Firm, are included in RIC’s Annual Reports to Shareholders. Copies of these Annual Reports accompany this Statement and are incorporated herein by reference.

RUSSELL INVESTMENT COMPANY
File No. 2-71299 and 811-03153
1933 Act Post-Effective Amendment No. 127
1940 Act Amendment No. 133

PART C

OTHER INFORMATION

Item 23.	Exhibits

(a)	1.1	Second Amended and Restated Master Trust Agreement dated October 1, 2008 (incorporated by reference to Post-Effective Amendment No. 120 dated December 4, 2008)

	1.2	Amendment No. 1 to Second Amended and Restated Master Trust Agreement dated October 24, 2008 (incorporated by reference to Post-Effective Amendment No. 120 dated December 4, 2008)

(b)	1.1	By-Laws of Russell Investment Company dated November 18, 2008 (incorporated by reference to Post-Effective Amendment No. 122 dated March 1, 2009)

(c)	1.1	Form of Shares of Beneficial Interest for the Equity I, Equity II, Equity III, Fixed Income I, Fixed Income II, International and Money Market Funds (incorporated by reference to Item 24(b)(4)(a) filed under Post-Effective Amendment No. 39 dated April 28, 1998)

	1.2	Form of Shares of Beneficial Interest for the Diversified Equity, Special Growth, Equity Income, Diversified Bond, Volatility Constrained Bond, International Securities, Limited Volatility Tax Free and U.S. Government Money Market Funds (incorporated by reference to Item 24(b)(4)(b) filed under Post-Effective Amendment No. 39 dated April 28, 1998)

	1.3	Form of Shares of Beneficial Interest for the Quantitative Equity, Equity Q and Tax Free Money Market Funds (incorporated by reference to Item 24(b)(4)(c) filed under Post-Effective Amendment No. 39 dated April 28, 1998)

	1.4	Form of Shares of Beneficial Interest for the Real Estate Securities Fund (incorporated by reference to Item 24(b)(4)(d) filed under Post-Effective Amendment No. 39 dated April 28, 1998)

(d)	1.1	Advisory Agreement with Frank Russell Investment Management Company dated January 1, 1999 (incorporated by reference to Item 23(4)(a)(1) filed under Post-Effective Amendment No. 42 dated February 28, 1999)

1.2	Form of Letter Agreement adding Tax-Managed Equity Aggressive Strategy (later renamed Tax-Managed Global Equity), Tax-Managed Aggressive Strategy, Tax-Managed Moderate Strategy, Tax-Managed Conservative Strategy and Tax-Managed Small Cap Funds to the Advisory Agreement (incorporated by reference to Item 23(4)(a)(2) filed under Post-Effective Amendment No. 44 dated September 2, 1999)

1.3	Form of Letter Agreement adding Select Growth Fund and Select Value Fund to the Advisory Agreement (incorporated by reference to Post-Effective Amendment No. 49 dated October 30, 2000)

1.4	Form of Letter Agreement adding the Russell Multi-Manager Principal Protected Fund to the Advisory Agreement (incorporated by reference to Post-Effective Amendment No. 61 dated December 16, 2002)

1.5	Form of Letter Agreement adding the 2010 Strategy Fund, 2020 Strategy Fund, 2030 Strategy Fund and 2040 Strategy Fund to the Advisory Agreement (incorporated by reference to Post-Effective Amendment No. 73 dated December 3, 2004)

1.6	Amendment to Advisory Agreement dated January 1, 2005 (incorporated by reference to Post-Effective Amendment No. 83 dated February 28, 2006)

1.7	Amendment to the Advisory Agreement dated May 1, 2006 (incorporated by reference to Post-Effective Amendment No. 84 dated August 24, 2006)

1.8	Form of Letter Agreement to the Advisory Agreement adding the Retirement Distribution Fund I – A Shares, Accelerated Distribution Fund I – A Shares, Extended Distribution Fund I – A Shares, Retirement Distribution Fund I – S Shares, Accelerated Distribution Fund I – S Shares and Extended Distribution Fund I – S Shares (incorporated by reference to Post-Effective Amendment No. 104 dated August 24, 2007)

1.9	Form of Letter Agreement adding the Global Equity Fund to the Advisory Agreement (incorporated by reference to Post-Effective Amendment No. 86 dated November 13, 2006)

1.10	Form of Letter Agreement adding the 2015 Strategy Fund, 2025 Strategy Fund, 2035 Strategy Fund, 2045 Strategy Fund, 2050 Strategy Fund and the In Retirement Fund to the Advisory Agreement (incorporated by reference to Post-Effective Amendment No. 113 dated January 7, 2008)

1.11	Letter Agreement amending and restating Section 6.A of the Advisory Agreement (incorporated by reference to Post-Effective Amendment No. 123 dated April 30, 2009)

2.1	Service Agreement with Frank Russell Company and Frank Russell Investment Management Company dated May 1, 1987 (incorporated by reference to Item 24(b)(5)(b)(1) filed under Post-Effective Amendment No. 38 dated February 24, 1998)

2.2	Letter Agreement with Frank Russell Company and Frank Russell Investment Management Company dated May 1, 1989 adding Real Estate Securities Fund to the Service Agreement (incorporated by reference to Item 24(b)(5)(b)(2) filed under Post-Effective Amendment No. 38 dated February 24, 1998)

2.3	Amendment No. 1 to Service Agreement dated July 1, 1992 with Frank Russell Company and Frank Russell Investment Management Company changing services and fees (incorporated by reference to Item 24(b)(5)(b)(3) filed under Post-Effective Amendment No. 38 dated February 24, 1998)

2.4	Letter Agreement dated August 24, 1992 adding Fixed Income III, Multistrategy Bond and Emerging Markets Funds to the Service Agreement (incorporated by reference to Item 24(b)(5)(b)(4) filed under Post-Effective Amendment No. 38 dated February 24, 1998)

2.5	Amendment No. 2 to the Service Agreement dated August 1995 with Frank Russell Company and Frank Russell Investment Management Company (incorporated by reference to Item 24(b)(5)(b)(5) filed under Post-Effective Amendment No. 32 dated May 1, 1996)

2.6	Letter Agreement dated March 14, 1996 with State Street Bank and Trust Company for development of a Tax Accounting System (incorporated by reference to Item 24(b)(5)(b)(7) filed under Post-Effective Amendment No. 32 dated May 1, 1996)

3.1	Yield Calculation Services Agreement dated August 2, 1988 with State Street Bank and Trust Company (incorporated by reference to Post-Effective Amendment No. 46 dated April 27, 2000)

3.2	Letter Agreement to the Yield Calculation Services Agreement dated May 1, 1989 adding the Real Estate Securities Fund (incorporated by reference to Post-Effective Amendment No. 46 dated April 27, 2000)

3.3	Letter Agreement to the Yield Calculation Services Agreement dated August 24, 1992 adding the Fixed Income III and Multistrategy Bond Funds (incorporated by reference to Post-Effective Amendment No. 46 dated April 27, 2000)

3.4	Letter Agreement to the Yield Calculation Services Agreement dated April 12, 1996 adding the Equity T Fund (later renamed the Tax-Managed Large Cap Fund) (incorporated by reference to Item 24(b)(5)(b)(6) filed under Post-Effective Amendment No. 32 dated May 1, 1996)

3.5	Letter Agreement to the Yield Calculation Services Agreement dated January 28, 1997 adding Aggressive Strategy, Balanced Strategy, Moderate Strategy, Conservative Strategy and Equity Balanced Strategy Funds (incorporated by reference to Item 24(b)(5)(b)(8) filed under Post-Effective Amendment No. 36 dated February 13, 1997)

3.6	Letter Agreement to the Yield Calculation Services Agreement dated January 26, 1999 redesignating Class C Shares as Class E Shares and the existing shares of Institutional Funds to Class I Shares (incorporated by reference to Item 23(4)(b)(9) filed under Post-Effective Amendment No. 42 dated February 18, 1999)

3.7	Letter Agreement to the Yield Calculation Services Agreement dated January 26, 1999 redesignating Premier Adviser Class Shares as Premier Class Shares and Premier Institutional Class Shares as Class E Shares (incorporated by reference to Item 23(4)(b)(10) filed under Post-Effective Amendment No. 42 dated February 18, 1999)

3.8	Form of Letter Agreement to the Yield Calculation Services Agreement adding Tax-Managed Equity Aggressive Strategy (later renamed Tax-Managed Global Equity), Tax-Managed Aggressive Strategy, Tax-Managed Moderate Strategy, Tax-Managed Conservative Strategy and Tax-Managed Small Cap Funds (incorporated by reference to Item 23(4)(b)(11) filed under Post-Effective Amendment No. 44 dated September 2, 1999)

3.9	Form of Letter Agreement to the Yield Calculation Services Agreement adding Class E Shares to the Tax-Managed Large Cap and Tax-Managed Small Cap Funds (incorporated by reference to Post-Effective Amendment No. 47 dated September 1, 2000)

3.10	Form of Letter Agreement to the Yield Calculation Services Agreement adding the Select Growth Fund and the Select Value Fund, each consisting of Class C Shares, Class E Shares, Class I Shares and Class S Shares, and adding Class E Shares to the Tax-Managed Global Equity Fund (incorporated by reference to Post-Effective Amendment No. 49 dated October 30, 2000)

3.11	Form of Letter Agreement to the Yield Calculation Services Agreement adding Class I and Class Y Shares to the Real Estate Securities and Short Term Bond Funds (incorporated by reference to Post-Effective Amendment No. 56 dated March 1, 2002)

3.12	Form of Letter Agreement to the Yield Calculation Services Agreement adding the Russell Multi-Manager Principal Protected Fund (incorporated by reference to Post-Effective Amendment No. 61 dated December 16, 2002)

3.13	Form of Letter Agreement to the Yield Calculation Services Agreement adding Class A to the Equity Aggressive Strategy, Aggressive Strategy, Balanced Strategy, Moderate Strategy, Conservative Strategy and Money Market Funds (incorporated by reference to Post-Effective Amendment No. 66 dated February 28, 2003)

3.14	Form of Amended and Restated Yield Calculation Services Agreement with State Street Bank and Trust Company (incorporated by reference to Post-Effective Amendment No. 84 dated August 24, 2006)

3.15	Form of Letter Agreement to the Amended and Restated Yield Calculation Services Agreement with State Street Bank and Trust Company adding Retirement Distribution Fund I – A Shares, Accelerated Distribution Fund I – A Shares, Extended Distribution Fund I – A Shares, Retirement Distribution Fund I – S Shares, Accelerated Distribution Fund I – S Shares and Extended Distribution Fund I – S Shares (incorporated by reference to Post-Effective Amendment No. 104 dated August 24, 2007)

3.16	Form of Letter Agreement to the Amended and Restated Yield Calculation Services Agreement with State Street Bank and Trust Company adding Class A Shares to the Real Estate Securities Fund, Short Duration Bond Fund and Multistrategy Bond Fund (incorporated by reference to Post-Effective Amendment No. 96 dated February 28, 2007)

3.17	Form of Letter Agreement to the Amended and Restated Yield Calculation Services Agreement with State Street Bank and Trust Company adding Class C and S Shares to the Fixed Income I Fund (incorporated by reference to Post-Effective Amendment No. 103 dated July 24, 2007)

3.18	Form of Letter Agreement to the Amended and Restated Yield Calculation Services Agreement with State Street Bank and Trust Company adding 2015 Strategy Fund, 2025 Strategy Fund, 2035 Strategy Fund, 2045 Strategy Fund, 2050 Strategy Fund and In Retirement Fund (incorporated by reference to Post-Effective Amendment No. 113 dated January 7, 2008)

3.19	Form of Letter Agreement to the Amended and Restated Yield Calculation Services Agreement with State Street Bank and Trust Company adding Class Y Shares to the Real Estate Securities Fund, Emerging Markets Fund, Short Duration Bond Fund, Global Equity Fund and Money Market Fund (incorporated by reference to Post-Effective Amendment No. 119 dated June 2, 2008)

3.20	Form of Letter Agreement to the Amended and Restated Yield Calculation Services Agreement with State Street Bank and Trust Company adding Class A, Class C and Class S Shares to the Equity I Fund, Equity Q Fund, Equity II Fund, International Fund and Fixed Income III Fund (incorporated by reference to Post-Effective Amendment No. 119 dated June 2, 2008)

4.1	Form of Portfolio Management Contract with Money Managers and Russell Investment Management Company (incorporated by reference to Post-Effective Amendment No. 120 dated December 4, 2008)

5.1	Amended and Restated Administrative Agreement with Russell Fund Services Company dated January 1, 2008 (incorporated by reference to Post-Effective Amendment No. 115 dated February 29, 2008)

5.2	Letter Agreement amending and restating Section 6.A of the Administrative Agreement (incorporated by reference to Post-Effective Amendment No. 123 dated April 30, 2009)

(e)	1.1	Amended and Restated Distribution Agreement with Russell Financial Services, Inc. dated April 21, 2009 (incorporated by reference to Post-Effective Amendment No. 123 dated April 30, 2009)

(f)	1.1	Bonus or Profit Sharing Plans (none)

(g)	1.1	Custodian Contract with State Street Bank and Trust Company dated October 31, 1988 (incorporated by reference to Item 24(b)(8)(a) filed under Post-Effective Amendment No. 38 dated February 24, 1998)

	1.2	Letter Agreement dated May 1, 1989 adding Real Estate Securities Fund to the Custodian Contract (incorporated by reference to Item 24(b)(8)(b) filed under Post-Effective Amendment No. 38 dated February 24, 1998)

	1.3	Letter Agreement dated August 24, 1992 adding Fixed Income III and Multistrategy Bond Funds to the Custodian Contract (incorporated by reference to Item 24(b)(8)(c) filed under Post-Effective Amendment No. 38 dated February 24, 1998)

	1.4	Letter Agreement dated October 27, 1992 adding Emerging Markets Fund to the Custodian Contract (incorporated by reference to Item 24(b)(8)(d) filed under Post-Effective Amendment No. 38 dated February 24, 1998)

	1.5	Amendment No. 1 to Custodian Contract dated January 31, 1994 with State Street Bank and Trust Company amending Section 3.5 of the Agreement (incorporated by reference to Item 24(b)(8)(e) filed under Post-Effective Amendment No. 38 dated February 24, 1998)

	1.6	Form of Amendment to Custodian Contract with State Street Bank and Trust Company amending Sections 2.2 and 2.7 of the Agreement (incorporated by reference to Item 24(b)(8)(f) filed under Post-Effective Amendment No. 38 dated February 24, 1998)

	1.7	Amendment dated October 31, 1998 to the Custodian Contract with State Street Bank amending Section 2.7 of the Agreement (incorporated by reference to Item 24(b)(8)(g) filed under Post-Effective Amendment No. 38 dated February 24, 1998)

	1.8	Amendment to the Fee Schedule of the Custodian Contract with State Street Bank and Trust Company (incorporated by reference to Item 24(b)(8)(h) filed under Post-Effective Amendment No. 38 dated February 24, 1998)

	1.9	Amendment to the Custodian Contract dated August 11, 1995 with State Street Bank and Trust Company for addition of Omnibus accounts (incorporated by reference to Item 24(b)(8)(i) filed under Post-Effective Amendment No. 32 dated May 1, 1996)

	1.10	Amendment to the Custodian Contract dated April 18, 1994 with State Street Bank and Trust Company amending Section 7 of the Fee Schedule for all Funds except the Emerging Markets Fund (incorporated by reference to Item 24(b)(8)(j) filed under Post-Effective Amendment No. 32 dated May 1, 1996)

1.11	Amendment to the Custodian Contract dated August 7, 1995 with State Street Bank and Trust Company amending Section 7 of the Fee Schedule for the Emerging Markets Fund (incorporated by reference to Item 24(b)(8)(k) filed under Post-Effective Amendment No. 32 dated May 1, 1996)

1.12	Amendment to the Custodian Contract dated April 12, 1996 with State Street Bank and Trust Company adding Equity T Fund (later renamed Tax-Managed Large Cap Fund) (incorporated by reference to Item 24(b)(8)(l) filed under Post-Effective Amendment No. 32 dated May 1, 1996)

1.13	Amendment to the Custodian Contract dated January 28, 1997 with State Street Bank and Trust Company adding Aggressive Strategy, Balanced Strategy, Moderate Strategy, Conservative Strategy and Equity Balanced Strategy Funds (incorporated by reference to Item 24(b)(8)(m) filed under Post-Effective Amendment No. 36 dated February 13, 1997)

1.14	Form of Amendment to the Custodian Contract with State Street Bank and Trust Company adding Tax-Managed Equity Aggressive Strategy (later renamed Tax-Managed Global Equity), Tax-Managed Aggressive Strategy, Tax-Managed Moderate Strategy, Tax-Managed Conservative Strategy and Tax-Managed Small Cap Funds (incorporated by reference to Item 23(7)(n) filed under Post-Effective Amendment No. 44 dated September 2, 1999)

1.15	Form of Amendment to the Custodian Contract with State Street Bank and Trust Company adding the Select Growth Fund and the Select Value Fund (incorporated by reference to Post-Effective Amendment No. 49 dated October 30, 2000)

1.16	Amendment to Custodian Contract between FRIC and State Street Bank and Trust Company (“Custodian”) dated July 2, 2001 (incorporated by reference to Post-Effective Amendment No. 53 dated October 10, 2001)

1.17	Form of Amendment to Custodian Contract between FRIC and the custodian adding the Russell Multi-Manager Principal Protected Fund (incorporated by reference to Post-Effective Amendment No. 61 dated December 16, 2002)

1.18	Form of Amendment to Custodian Contract between FRIC and the custodian adding the 2010 Strategy Fund, 2020 Strategy Fund, 2030 Strategy Fund and 2040 Strategy Fund (incorporated by reference to Post-Effective Amendment No. 73 dated December 3, 2004)

1.19	Custodian Contract Fee Schedule dated as of February 1, 2004 (incorporated by reference to Post-Effective Amendment No. 77 dated February 28, 2005)

1.20	Amendment to the Custodian Contract between RIC and the custodian dated January 20, 2006 (incorporated by reference to Post-Effective Amendment No. 84 dated August 24, 2006)

	1.21	Form of Amendment to Custodian Contract between RIC and the custodian adding the Retirement Distribution Fund I – A Shares, Accelerated Distribution Fund I – A Shares, Extended Distribution Fund I – A Shares, Retirement Distribution Fund I – S Shares, Accelerated Distribution Fund I – S Shares and Extended Distribution Fund I – S Shares (incorporated by reference to Post-Effective Amendment No. 104 dated August 24, 2007)

	1.22	Form of Amendment to Custodian Contract between RIC and the custodian adding the Global Equity Fund (incorporated by reference to Post-Effective Amendment No. 86 dated November 13, 2006)

	1.23	Custodian Contract Fee Schedule dated as of February 1, 2006 (incorporated by reference to Post-Effective Amendment No. 89 dated December 8, 2006)

	1.24	Form of Letter Agreement to the Custodian Contract between RIC and the Custodian adding 2015 Strategy Fund, 2025 Strategy Fund, 2035 Strategy Fund, 2045 Strategy Fund, 2050 Strategy Fund and In Retirement Fund (incorporated by reference to Post-Effective Amendment No. 113 dated January 7, 2008)

	1.25	Form of Custodian Contract Fee Schedule dated as of January 1, 2009 (incorporated by reference to Post-Effective Amendment No. 122 dated March 1, 2009)

(h)	1.1	Transfer Agency and Service Agreement dated January 1, 2008 with Russell Investment Company and Russell Fund Services Company (incorporated by reference to Post-Effective Amendment No. 115 dated February 29, 2008)

	1.2	Form of Letter Agreement to the Transfer Agency and Service Agreement between Russell Investment Company and Russell Fund Services Company adding Class A, Class C and Class S Shares to the Equity I Fund, Equity Q Fund, Equity II Fund, International Fund and Fixed Income III Fund (incorporated by reference to Post-Effective Amendment No. 119 dated June 2, 2008)

	1.3	Form of Letter Agreement to the Transfer Agency and Service Agreement between Russell Investment Company and Russell Fund Services Company adding Class Y Shares to the Real Estate Securities Fund, Global Equity Fund, Emerging Markets Fund, Short Duration Bond Fund and Money Market Fund (incorporated by reference to Post-Effective Amendment No. 119 dated June 2, 2008)

	2.1	General forms of Frank Russell Investment Management Company’s Asset Management Services Agreements with Bank Trust Departments and with other clients (incorporated by reference to Item 24(b)(9)(b) filed under Post-Effective Amendment No. 38 dated February 24, 1998)

	2.2	General forms of Frank Russell Investment Management Company’s Asset Management Services Agreement with its clients (incorporated by reference to Item 24(b)(9)(c) filed under Post-Effective Amendment No. 38 dated February 24, 1998)

	2.3	General form of Frank Russell Investment Management Company’s Asset Management Services Agreement with Private Investment Consulting clients of Frank Russell Company (incorporated by reference to Item 24(b)(9)(c) filed under Post-Effective Amendment No. 38 dated February 24, 1998)

2.4	General Form of Frank Russell Investment Management Company Asset Management Services Agreement with non-compete clause customers (incorporated by reference to Item 24(b)(9)(f) filed under Post-Effective Amendment No. 38 dated February 24, 1998)

3.1	Letter Agreements regarding fee waivers and waivers and reimbursements (incorporated by reference to Post-Effective Amendment No. 122 dated March 1, 2009)

3.2	Form of Expense Limitation Agreement regarding fee waivers for the Russell Multi-Manager Principal Protected Fund (incorporated by reference to Post-Effective Amendment No. 64 dated January 15, 2003)

3.3	Form of Letter Agreements regarding fee waivers and reimbursements for the Russell Flex Equity Fund (incorporated by reference to Post-Effective Amendment No.120 dated February 29, 2008 )

3.4	Form of Letter Agreements regarding fee waivers and waivers and reimbursements for the Target Distribution Strategies Funds (incorporated by reference to Post-Effective Amendment No. 123 dated April 30, 2009)

3.5	Form of Letter Agreement regarding fee waiver and reimbursement for the Russell Money Market Fund (filed herewith)

4.1	Credit Agreement dated as of December 30, 1999 among Frank Russell Investment Company, Bank of America, N.A., State Street Bank and Trust Company and Other Banks (incorporated by reference to Post-Effective Amendment No. 46 dated April 27, 2000)

4.2	First Amendment to Credit Agreement dated as of December 28, 2000 among Frank Russell Investment Company, Bank of America, N.A., State Street Bank and Trust Company and Other Banks (incorporated by reference to Post-Effective Amendment No. 53 dated October 10, 2001)

4.3	Second Amendment to Credit Agreement dated as of December 27, 2001 among Frank Russell Investment Company, Bank of America, N.A., State Street Bank and Trust Company (incorporated by reference to Post-Effective Amendment No. 56 dated March 1, 2002)

4.4	Form of Third Amendment to Credit Agreement dated as of December 26, 2002 among Frank Russell Investment Company, Bank of America, N.A., State Street Bank and Trust Company (incorporated by reference to Post-Effective Amendment No. 64 dated January 15, 2003)

4.5	Form of Fourth Amendment to Credit Agreement dated as of December 24, 2003 (incorporated by reference to Post-Effective Amendment No. 69 dated March 1, 2004)

4.6	Fifth Amendment to Credit Agreement dated as of December 22, 2004 (incorporated by reference to Post-Effective Amendment No. 77 dated February 28, 2005)

4.7	Form of Sixth Amendment to Credit Agreement dated as of March 1, 2005 (incorporated by reference to Post-Effective Amendment No. 77 dated February 28, 2005)

4.8	Seventh Amendment to Credit Agreement dated as of December 21, 2005 (incorporated by reference to Post-Effective Amendment No. 83 dated February 28, 2006)

4.9	Eighth Amendment to Credit Agreement dated as of May 23, 2006 (incorporated by reference to Post-Effective Amendment No. 84 dated August 24, 2006)

5.1	Shareholder Services Plan (incorporated by reference to Post-Effective Amendment No. 124 dated July 24, 2009)

5.2	Form of Russell Multi-Manager Principal Protected Fund Shareholder Services Plan (incorporated by reference to Post-Effective Amendment No. 61 dated December 16, 2002)

7.1	Second Amended and Restated Joint Insurance Agreement dated November 29, 2006 (incorporated by reference to Post-Effective Amendment No. 89 dated December 8, 2006)

8.1	Securities Lending Agency Agreement (incorporated by reference to Post-Effective Amendment No. 96 dated February 28, 2007)

8.2	Assignment Agreement to the Securities Lending Agency Agreement (incorporated by reference to Post-Effective amendment No. 96 dated February 28, 2007)

8.3	Form of Amended Exhibit (B) to the Securities Lending Agency Agreement (incorporated by reference to Post-Effective Amendment No. 120 dated December 4, 2008)

8.4	Agreement and Plan of Reorganization of the Diversified Equity Fund (incorporated by reference to Post-Effective Amendment No. 119 dated August 1, 2008)

8.5	Agreement and Plan of Reorganization of the Special Growth Fund (incorporated by reference to Post-Effective Amendment No. 119 dated August 1, 2008)

8.6	Agreement and Plan of Reorganization of the Quantitative Equity Fund (incorporated by reference to Post-Effective Amendment No. 119 dated August 1, 2008)

8.7	Agreement and Plan of Reorganization of the International Securities Fund (incorporated by reference to Post-Effective Amendment No. 119 dated August 1, 2008)

8.8	Agreement and Plan of Reorganization of the Multistrategy Bond Fund (incorporated by reference to Post-Effective Amendment No. 119 dated August 1, 2008)

	8.9	Guarantee Agreement (incorporated by reference to Post-Effective Amendment No. 120 dated December 4, 2008)

	8.10	Guarantee Agreement Extension Notice (incorporated by reference to Post-Effective Amendment No. 122 dated March 1, 2009)

	8.11	Form of Guarantee Agreement Extension Notice (incorporated by reference to Post-Effective Amendment No. 123 dated April 30, 2009)

	8.12	Plan of Liquidation and Dissolution of Sub-Trust of the Russell Flex Equity Fund (Incorporated by reference to Post-Effective Amendment No. 120 dated December 4, 2008)

(i)	1.1	Opinion and Consent of Counsel (none)

(j)	1.1	Other Opinions – PricewaterhouseCoopers, independent auditors of the Registrant (filed herewith)

(k)	1.1	Financial Statements omitted from Item 22 (none)

(l)	1.1	Agreement dated October 5, 1981 related to Initial Capital provided by Frank Russell Company (incorporated by reference to Item 24(b)(13) filed under Post-Effective Amendment No. 38 dated February 24, 1998)

(m)	1.1	Rule 12b-1 Distribution Plan (incorporated by reference to Post-Effective Amendment No. 124 dated July 24, 2009)

	1.2	Form of Rule 12b-1 Distribution Plan for the Russell Multi-Manager Principal Protected Fund (incorporated by reference to Post-Effective Amendment No. 61 dated December 16, 2002)

(n)	1.1	Multiple Class Plan Pursuant to Rule 18f-3 (incorporated by reference to Post-Effective Amendment No. 119 dated June 2, 2008)

(p)	Codes of Ethics of the following information advisors and sub-advisors:

	1.1	AEW Capital Management, L.P. ( incorporated by reference to Post-Effective Amendment No. 113 dated January 7, 2008)

	1.2	AQR Capital Management, LLC (incorporated by reference to Post-Effective Amendment No. 124 dated July 24, 2009)

	1.3	AllianceBernstein L.P. (incorporated by reference to Post-Effective Amendment No. 112 dated December 3, 2007)

	1.4	Altrinsic Global Advisors, LLC (incorporated by reference to Post-Effective Amendment No. 119 dated June 2, 2008)

	1.5	Ark Asset Management Co., Inc. (incorporated by reference to Post-Effective Amendment No. 89 dated December 8, 2006)

	1.6	Armstrong Shaw Associates Inc. (incorporated by reference to Post-Effective Amendment No. 104 dated August 24, 2007)

1.7	Arnhold and S. Bleichroeder Advisers, LLC (incorporated by reference to Post-Effective Amendment No. 112 dated December 3, 2007)

1.8	Aronson+Johnson+Ortiz, LP (incorporated by reference to Post-Effective Amendment No. 124 dated July 24, 2009)

1.9	Arrowstreet Capital, Limited Partnership (incorporated by reference to Post-Effective Amendment No. 112 dated December 3, 2007)

1.10	Axiom International Investors LLC (incorporated by reference to Post-Effective Amendment No. 119 dated June 2, 2008)

1.11	Barclays Global Fund Advisors N.A. (incorporated by reference to Post-Effective Amendment No. 46 dated April 27, 2000)

1.12	Bear Stearns Asset Management Inc. (incorporated by reference to Post-Effective Amendment No. 81 dated December 7, 2005)

1.13	Berkeley Capital Management, LLC (incorporated by reference to Post-Effective Amendment No. 104 dated August 24, 2007)

1.14	BlackRock Financial Management (incorporated by reference to Post-Effective Amendment No. 46 dated April 27, 2000)

1.15	The Boston Company Asset Management (incorporated by reference to Post-Effective Amendment No. 46 dated April 27, 2000)

1.16	Brandywine Asset Management, Inc. (incorporated by reference to Post-Effective Amendment No. 62 dated December 16, 2002)

1.17	Capital International, Inc. (incorporated by reference to Post-Effective Amendment No. 69 dated March 1, 2004)

1.18	CapitalWorks International Partners (incorporated by reference to Post-Effective Amendment No. 81 dated December 7, 2005)

1.19	Chartwell Investment Partners ( incorporated by reference to Post-Effective Amendment No. 113 dated January 7, 2008)

1.20	ClariVest Asset Management LLC (incorporated by reference to Post-Effective Amendment No. 120 dated December 4, 2008)

1.21	Cohen & Steers (incorporated by reference to Post-Effective Amendment No. 122 dated March 1, 2009)

1.22	Columbus Circle Investors (incorporated by reference to Post-Effective Amendment No. 122 dated March 1, 2009)

1.23	Cornerstone Capital Management, Inc. (incorporated by reference to Post-Effective Amendment No. 104 dated August 24, 2007)

1.24	David J. Greene & Company, LLC (incorporated by reference from Post-Effective Amendment No. 48 dated October 19, 2000)

1.25	Delaware International Advisors Limited (incorporated by reference to Post-Effective Amendment No. 46 dated April 27, 2000)

1.26	Delaware Management Company (incorporated by reference to Post-Effective Amendment No. 122 dated March 1, 2009)

1.27	Delphi Management, Inc. (incorporated by reference to Post-Effective Amendment No. 46 dated April 27, 2000)

1.28	DePrince, Race & Zollo, Inc. (incorporated by reference to Post-Effective Amendment No. 123 dated April 30, 2009)

1.29	Drake Capital Management, LLC (incorporated by reference to Post-Effective Amendment No. 112 dated December 3, 2007)

1.30	Driehaus Capital Management, Inc. (incorporated by reference to Post-Effective Amendment No. 47 dated September 1, 2000)

1.31	Equinox Capital Management, Inc. (incorporated by reference to Post-Effective Amendment No. 46 dated April 27, 2000)

1.32	Fidelity International Limited (incorporated by reference to Post-Effective Amendment No. 52 dated March 1, 2001)

1.33	Fidelity Management and Research Company (incorporated by reference to Post-Effective Amendment No. 81 dated December 7, 2005)

1.34	Foreign & Colonial Emerging Markets Limited (incorporated by reference to Post-Effective Amendment No. 46 dated April 27, 2000)

1.35	Franklin Portfolio Associates LLC (incorporated by reference to Post-Effective Amendment No. 104 dated August 24, 2007)

1.36	Fuller & Thaler Asset Management, Inc. (incorporated by reference to Post-Effective Amendment No. 120 dated December 4, 2008)

1.37	Gartmore Global Partners (incorporated by reference to Post-Effective Amendment No. 124 dated July 24, 2009)

1.38	Geewax, Terker & Company (incorporated by reference to Post-Effective Amendment No. 46 dated April 27, 2000)

1.39	Genesis Asset Managers, Ltd. (incorporated by reference to Post-Effective Amendment No. 120 dated December 4, 2008)

1.40	GlobeFlex Capital, L.P. (incorporated by reference to Post-Effective Amendment No. 46 dated April 27, 2000)

1.41	Goldman Sachs Asset Management (incorporated by reference to Post-Effective Amendment No. 119 dated August 1, 2008)

1.42	Gould Investment Partners LLC (incorporated by reference to Post-Effective Amendment No. 119 dated August 1, 2008)

1.43	Harding, Loevner Management, L.P. (incorporated by reference to Post-Effective Amendment No. 104 dated August 24, 2007)

1.44	Harris Associates, L.P. (incorporated by reference to Post-Effective Amendment No. 117 dated March 24, 2008)

1.45	Heitman Real Estate Securities LLC (incorporated by reference to Post-Effective Amendment No. 120 dated December 4, 2008)

1.46	Hyperion Brookfield Asset Management, Inc. (incorporated by reference to Post-Effective Amendment No. 120 dated December 4, 2008)

1.47	Institutional Capital Corporation (incorporated by reference to Post-Effective Amendment No. 81 dated December 7, 2005)

1.48	INTECH Investment Management LLC (incorporated by reference to Post-Effective Amendment No. 123 dated April 30, 2009)

1.49	Iridian Asset Management LLC (incorporated by reference to Post-Effective Amendment No. 103 dated July 24, 2007)

1.50	INVESCO Realty Advisors, a division of INVESCO Institutional (N.A.), Inc. (incorporated by reference to Post-Effective Amendment No. 124 dated July 24, 2009)

1.51	Jacobs Levy Equity Management, Inc. (incorporated by reference to Post-Effective Amendment No. 89 dated December 8, 2006)

1.52	J.P. Morgan Investment Management, Inc. (incorporated by reference to Post-Effective Amendment No. 120 dated December 4, 2008)

1.53	JS Asset Management (incorporated by reference to Post-Effective Amendment No. 120 dated December 4, 2008)

1.54	Kayne Anderson Rudnick Investment Management, LLC (incorporated by reference to Post-Effective Amendment No. 77 dated February 28, 2005)

1.55	Lazard Asset Management (incorporated by reference to Post-Effective Amendment No. 46 dated April 27, 2000)

1.56	Lehman Brothers Asset Management LLC (incorporated by reference to Post-Effective Amendment No. 124 dated July 24, 2009)

1.57	John A. Levin & Co., Inc. (incorporated by reference to Post-Effective Amendment No. 69 dated March 1, 2004)

1.58	Lincoln Capital Fixed Income Management Company (incorporated by reference to Post-Effective Amendment No. 69 dated March 1, 2004)

1.59	Logan Circle Partners, L.P. (incorporated by reference to Post-Effective Amendment No. 112 dated December 3, 2007)

1.60	Lord, Abbett &Co. (incorporated by reference to Post-Effective Amendment No. 61 dated December 16, 2002)

1.61	Marsico Capital Management, LLC (incorporated by reference to Post-Effective Amendment No. 81 dated December 7, 2005)

1.62	Marvin & Palmer Associates, Inc. (Amended) (incorporated by reference to Post-Effective Amendment No. 77 dated February 28, 2005)

1.63	Mastholm Asset Management, LLC (incorporated by reference to Post-Effective Amendment No. 46 dated April 27, 2000)

1.64	Merganser Capital Management LP (incorporated by reference to Post-Effective Amendment No. 50 dated January 12, 2001)

1.65	Metropolitan West Asset Management, LLC (incorporated by reference to Post-Effective Amendment No. 123 dated April 30, 2009)

1.66	MFS Institutional Advisors, Inc. (incorporated by reference to Post-Effective Amendment No. 124 dated July 24, 2009)

1.67	Miller, Anderson & Sherrerd, LLP (incorporated by reference to Post-Effective Amendment No. 46 dated April 27, 2000)

1.68	Mondrian Investment Partners Limited (incorporated by reference to Post-Effective Amendment No. 112 dated December 3, 2007)

1.69	Montag & Caldwell, Inc. (incorporated by reference to Post-Effective Amendment No. 122 dated March 1, 2009)

1.70	Montgomery Asset Management LLC (incorporated by reference to Post-Effective Amendment No. 46 dated April 27, 2000)

1.71	Morgan Stanley Investments, LP (incorporated by reference to Post-Effective Amendment No. 103 dated July 24, 2007)

1.72	Netols Asset Management, Inc. ( incorporated by reference to Post-Effective Amendment No. 115 dated February 29, 2008)

1.73	Neuberger Berman Management Inc (incorporated by reference to Post-Effective Amendment No. 78 dated April 19, 2005)

1.74	Next Century Growth Investors, LLC (incorporated by reference to Post-Effective Amendment No. 124 dated July 24, 2009)

1.75	Nicholas-Applegate Capital Management LLC (incorporated by reference to Post-Effective Amendment No. 89 dated December 8, 2006)

1.76	Oechsle International Advisors, LLC (incorporated by reference to Post-Effective Amendment No. 46 dated April 27, 2000)

1.77	Pacific Investment Management Company (incorporated by reference to Post-Effective Amendment No. 89 dated December 8, 2006)

1.78	Palisades Investment Partners, LLC (incorporated by reference to Post-Effective Amendment No. 119 dated August 1, 2008)

1.79	PanAgora Asset Management, Inc. (incorporated by reference in Post-Effective Amendment No. 122 dated March 1, 2009)

1.80	Parametric Portfolio Associates (incorporated by reference to Post-Effective Amendment No. 119 dated August 1, 2008)

1.81	Peachtree Asset Management (incorporated by reference to Post-Effective Amendment No. 46 dated April 27, 2000)

1.82	Ranger Investment Management, L.P. (incorporated by reference to Post-Effective Amendment No. 124 dated July 24, 2009)

1.83	Roxbury Capital Management, LLC (incorporated by reference to Post-Effective Amendment No. 69 dated March 1, 2004)

1.84	RREEF America L.L.C. (incorporated by reference to Post-Effective Amendment No. 115 dated February 29, 2008)

1.85	Russell Investment Group (incorporated by reference to Post-Effective Amendment No. 120 dated December 4, 2008)

1.86	Sands Capital Management, Inc. (incorporated by reference to Post-Effective Amendment No. 120 dated December 4, 2008)

1.87	Schneider Capital Management Corporation (incorporated by reference to Post-Effective Amendment No. 89 dated December 8, 2006)

1.88	Schroders Capital Management International Limited (incorporated by reference to Post-Effective Amendment No. 55 dated December 21, 2001)

1.89	Security Capital Global Capital Management Group (incorporated by reference to Post-Effective Amendment No. 46 dated April 27, 2000)

1.90	Signia Capital Management, LLC (incorporated by reference to Post-Effective Amendment No. 117 dated March 24, 2008)

1.91	Sirach Capital Management, Inc. (incorporated by reference to Post-Effective Amendment No. 56 dated March 1, 2002)

1.92	Standish Mellon Asset Management Company LLC (incorporated by reference to Post-Effective Amendment No. 122 dated March 1, 2009)

1.93	STW Fixed Income Management Ltd. (incorporated by reference to Post-Effective Amendment No. 115 dated February 29, 2008)

1.94	Strong Capital Management (incorporated by reference to Post-Effective Amendment No. 46 dated April 27, 2000)

1.95	Suffolk Capital Management Ltd. (incorporated by reference to Post-Effective Amendment No. 120 dated December 4, 2008)

1.96	Sustainable Growth Advisers, LP (incorporated by reference to Post-Effective Amendment No. 124 dated July 24, 2009)

1.97	Systematic Financial Management, L.P. (incorporated by reference to Post-Effective Amendment No. 120 dated December 4, 2008)

1.98	TCW Asset Management Co. (incorporated by reference to Post-Effective Amendment No. 50 dated January 12, 2001)

1.99	TimesSquare Capital Management, Inc. (incorporated by reference to Post-Effective Amendment No. 47 dated October 19, 2000)

1.100	Tradewinds Global Investors, LLC (incorporated by reference to Post-Effective Amendment No. 119 dated June 2, 2008)

1.101	Transamerica Investment Management, LLC (incorporated by reference to Post-Effective Amendment No. 120 dated December 4, 2008)

1.102	T. Rowe Price Group, Inc. (incorporated by reference to Post-Effective Amendment No. 122 dated March 1, 2009)

1.103	Turner Investment Partners (incorporated by reference to Post-Effective Amendment No. 81 dated December 7, 2005)

1.104	Tygh Capital Management (incorporated by reference to Post-Effective Amendment No. 112 dated December 3, 2007)

1.105	UBS Global Asset Management – Americas (incorporated by reference to Post-Effective Amendment No. 124 dated July 24, 2009)

1.106	Weiss, Peck & Greer, L.L.C. (incorporated by reference to Post-Effective Amendment No. 46 dated April 27, 2000)

1.107	Wellington Management Company, LLP (incorporated by reference to Post-Effective Amendment No. 120 dated December 4, 2008)

1.108	Wells Capital Management Incorporated (incorporated by reference to Post-Effective Amendment No. 77 dated February 28, 2005)

1.109	Westcap Investors (incorporated by reference to Post-Effective Amendment No. 77 dated February 28, 2005)

1.110	Western Asset Management Company (incorporated by reference to Post-Effective Amendment No. 119 dated August 1, 2008)

1.111	Westpeak Investment Advisors, L.P. (incorporated by reference to Post-Effective Amendment No. 46 dated April 27, 2000)

1.112	William Blair & Company, LLC (incorporated by reference to Post-Effective Amendment No. 124 dated July 24, 2009)

Item 24.	Persons Controlled by or Under Common Control with Registrant

None

Item 25.	Indemnification (incorporated by reference to Post-Effective Amendment No. 113 dated January 7, 2008)

Item 26.	Business and Other Connections of Investment Advisor

See Registrant’s prospectus sections “Management of the Funds” and “The Money Managers,” and the Statement of Additional Information sections “Structure and Governance—Trustees and Officers,” and “Operation of RIC.”

Item 27.	Principal Underwriters

(a)	Russell Investment Funds

(b)	Russell Financial Services, Inc. is the principal underwriter of the Registrant. The directors and officers of Russell Financial Services, Inc., their principal business address in each case is 909 A Street, Tacoma, Washington 98402, and positions and offices with the Registrant and Russell Financial Services, Inc. are set forth below:

Name	Positions and Offices with Registrant	Position and Offices with Underwriter

Carla L. Anderson	None	Assistant Secretary
Jack Bryan	None	Treasurer
Mark Hansen	None	Director
Gerry Lillis	None	Director, Relationship Management
Gregory J. Lyons	Secretary and Chief Legal Counsel	Secretary
Peter G. Moroni	None	Regional Director
Mary Beth Rhoden	Assistant Secretary	Assistant Secretary
Frank Ryan	None	Chief Financial Officer
Lisa Schneider	None	Director, Client Service
Laura M. Scott	None	Assistant Secretary
Greg J. Stark	Trustee, President and Chief Executive Officer	President, Chief Executive Officer and Chairman
Mark E. Swanson	Treasurer, Chief Accounting Officer and CFO	Director
Anthony Dell	None	Chief Compliance and Anti-Money Laundering Officer

(c)	Inapplicable.

Item 28.	Location of Accounts and Records

All accounts and records required to be maintained by section 31(a) of the 1940 Act and Rules 31a-1 to 31a-3 thereunder are maintained in the following locations:

RIC	RIMCo
Russell Investment Company	Russell Investment
909 A Street	Management Company
Tacoma, Washington 98402	909 A Street
Tacoma, Washington 98402

RFSC
Russell Fund Services Company
909 A Street
Tacoma, Washington 98402

SS	MM
State Street Bank & Trust Company	Money Managers
Josiah Quincy Building	See, Prospectus Section
200 Newport Avenue	“Money Manager Information”
North Quincy, Massachusetts 02171	for Names and Addresses

Rule 31a-1

(a)	Records forming basis for financial statements—at principal offices of SS, RIC, RIMCo, and MM for each entity

(b)	RIC Records:

(1)	SS—Journals, etc.

(2)	SS—Ledgers, etc.

(3)	Inapplicable

(4)	RIC—Corporate charter, etc.

(5)	MM and RIMCo—Brokerage orders

(6)	MM and RIMCo—Other portfolio purchase orders

(7)	SS—Contractual commitments

(8)	SS and RIC—Trial balances

(9)	MM and RIMCo—Reasons for brokerage allocations

(10)	MM and RIMCo—Persons authorizing purchases and sales

(11)	RIC and MM—Files of advisory material

(12)	—

(c)	Inapplicable

(d)	RIMCo—Broker-dealer records, to the extent applicable

(e)	Inapplicable

(f)	RIMCo and MM—Investment adviser records

Item 29.	Management Services

None except as described in Parts A and B.

Item 30.	Undertakings

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Russell Investment Company, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) of the Securities Act of 1933. The Registrant has duly caused this Post-Effective Amendment No. 127 to its Registration Statement to be signed on its behalf by the undersigned thereto duly authorized, in the City of Tacoma, and State of Washington, on this 17th day of November, 2009.

RUSSELL INVESTMENT COMPANY Registrant

By:	*
Greg J. Stark, President

*By	/S/ MARY BETH RHODEN
Mary Beth Rhoden Attorney-in-fact

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on November 17, 2009.

Signatures	Signatures

*	*
Greg J. Stark, Trustee, President and Chief Executive Officer	Mark E. Swanson, Treasurer, in his capacity as Chief Accounting Officer

*	*
Thaddas L. Alston, Trustee	Kristianne Blake, Trustee

*	*
Daniel P. Connealy, Trustee	Jonathan Fine, Trustee

*	*
Raymond P. Tennison, Jr., Trustee	Jack R. Thompson, Trustee

*
Julie W. Weston, Trustee

*By	/S/ MARY BETH RHODEN
Mary Beth Rhoden Attorney-in-fact

*	Executed pursuant to powers of attorney filed with Post-Effective Amendment No. 111 to Registration Statement Nos. 2-71299 and 811-3153.

RUSSELL INVESTMENT COMPANY

FILE NO. 2-71299

FILE NO. 811-03153

EXHIBITS

Listed in Part C, Item 23

To Post-Effective Amendment No. 127

and Amendment No. 133

to

Registration Statement on Form N-1A

Under

Securities Act of 1933

and

Investment Company Act of 1940

EXHIBIT INDEX

Name of Exhibit	Exhibit Number
Form of Letter Agreement regarding fee waiver and reimbursement for the Russell Money Market Fund	(h)3.5

Consent of PricewaterhouseCoopers	(j)1.1